                                                               File Nos.33-85014
                                                                        811-8810


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                ACT OF 1933                          [ X ]

                         Pre-Effective Amendment No.                 [   ]

                         Post-Effective Amendment No. 6              [ X ]


                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                   [ X ]


                                 Amendment No. 8


                        (Check appropriate box or boxes)

                          FS VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                     First SunAmerica Life Insurance Company
                               (Name of Depositor)

                          733 Third Avenue, 4th Floor
                            New York, New York 10017
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (310) 772-6000

                              Susan L. Harris, Esq.
                     First SunAmerica Life Insurance Company
                               c/o SunAmerica Inc.
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)


Title
of Securities
Being Registered
----------------

Flexible Payment
Deferred Annuity
Contracts



It is proposed that this filing will become effective:
        -- immediately upon filing pursuant to paragraph (b) of Rule 485

        X  on April 1, 1998 pursuant to paragraph (b) of Rule 485

        -- 60 days after filing pursuant to paragraph (a) of Rule 485 -- on [date] pursuant to paragraph (a) of Rule 485

                          FS VARIABLE SEPARATE ACCOUNT

                              Cross Reference Sheet

                               PART A - PROSPECTUS
                               -------------------

Item Number in Form N-4                            Caption
-----------------------                            -------

1.      Cover Page.............................    Cover Page

2.      Definitions............................    Definitions

3.      Synopsis...............................    Profile; Fee Tables;
                                                   Portfolio Expenses;
                                                   Examples

4.      Condensed Financial Information........    Appendix A - Condensed
                                                   Financial Information

5.      General Description of Registrant,
        Depositor and Portfolio Companies......    The Polaris Variable
                                                   Annuity; Other
                                                   Information

6.      Deductions.............................    Expenses

7.      General Description of
        Variable Annuity Contracts.............    The Polaris Variable
                                                   Annuity; Purchasing a
                                                   Polaris Variable Annuity
                                                   Contract; Investment
                                                   Options

8.      Annuity Period.........................    Annuity Income Options

9.      Death Benefit..........................    Death Benefit

10.     Purchases and Contract Value...........    Purchasing a Polaris
                                                   Variable Annuity Contract

11.     Redemptions............................    Access to Your Money

12.     Taxes..................................    Taxes

13.     Legal Proceedings......................    Other Information - Legal
                                                   Proceedings

14.     Table of Contents of Statement
        of Additional Information..............    Table of Contents of
                                                   Statement of Additional
                                                   Information

               PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in part B of the Registration Statement has been included within the prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the prospectus.

Item Number in Form N-4                            Caption
-----------------------                            -------

15.     Cover Page.............................    Cover Page

16.     Table of Contents......................    Table of Contents

17.     General Information and History........    The Polaris Variable Annuity
                                                   (P); Separate Account;
                                                   General Account; Investment
                                                   Options (P); Other
                                                   Information (P)

18.     Services...............................    Other Information (P)

19.     Purchase of Securities Being Offered...    Purchasing a Polaris
                                                   Variable Contract (P)

20.     Underwriters...........................    Distribution of Contracts

21.     Calculation of Performance Data........    Performance Data

22.     Annuity Payments.......................    Annuity Income Options (P);
                                                   Annuity Payments; Annuity
                                                   Unit Values

23.     Financial Statements...................    Depositor: Other Information
                                                   - Financial Statements (P)
                                                   Registrant: Financial
                                                   Statements

                             [POLARIS PROFILE LOGO]

THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE POLARIS VARIABLE ANNUITY. THE SECTIONS IN THIS PROFILE CORRESPOND TO SECTIONS IN THE ACCOMPANYING PROSPECTUS WHICH DISCUSS THE TOPICS IN MORE DETAIL. THE ANNUITY IS MORE FULLY DESCRIBED IN THE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY.

                                 April 1, 1998


                ================================================================
                        1. THE POLARIS VARIABLE ANNUITY
                ================================================================

The Polaris Variable Annuity is a contract between you and First SunAmerica Life Insurance Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. Tax deferral means all your money, including the amount you would otherwise pay in current income taxes, remains in your contract to generate more earnings. Your money could grow faster than it would in a comparable taxable investment.


Polaris offers a diverse selection of money managers and investment options. You may divide your money among any or all of our 26 variable investment portfolios and 5 fixed investment options. Your investment is not guaranteed. The value of your Polaris contract can fluctuate up or down, based on the performance of the underlying investments you select, and you may experience a loss.


The variable investment portfolios offer professionally managed investment choices with goals ranging from capital preservation to aggressive growth. Your choices for the various investment options are found on the next page.

The contract also offers 5 fixed investment options, for different time periods and each with a different interest rate that is guaranteed by First SunAmerica.

Like most annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the variable investment portfolios to which your money is allocated and/or the interest rate earned on the fixed investment options. You may withdraw money from your contract during the Accumulation Phase. However, as with other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. An IRS tax penalty may apply if you make withdrawals before age 59 1/2. During the Income Phase, you will receive payments from your annuity. Your payments may be fixed in dollar amount, vary with investment performance or a combination of both, depending on the annuity income option you select. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

                ================================================================
                           2. ANNUITY INCOME OPTIONS
                ================================================================

You can select from one of five annuity income options:

   (1) payments for your lifetime;

   (2) payments for your lifetime and your survivor's lifetime;

   (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 years;

   (4) payments for your lifetime, but for not less than 10 or 20 years; and

   (5) payments for a specified period of 5 to 30 years.

You will also need to decide if you want your payments to fluctuate with investment performance or remain constant, and the date on which your payments will begin. Once you begin receiving payments, you cannot change your annuity option. If your contract is part of a non-qualified retirement plan (one that is established with after tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a qualified retirement plan using before tax dollars, the entire payment is taxable as income.

                ================================================================
                        3. PURCHASING A POLARIS VARIABLE
                                ANNUITY CONTRACT
                ================================================================

You can buy a contract through your financial representative, who can also help you complete the proper forms. For Non-qualified contracts, the minimum initial investment is $5,000 and subsequent amounts of $500 or more may be added to your contract at any time during the Accumulation Phase. For Qualified contracts, the minimum initial investment is $2,000 and subsequent amounts of $250 or more may be added to your contract at any time during the Accumulation Phase.

                ================================================================
                             4. INVESTMENT OPTIONS
                ================================================================

You may allocate money to the following variable investment portfolios of the Anchor Series Trust and/or the SunAmerica Series Trust:

ANCHOR SERIES TRUST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
      - Capital Appreciation Portfolio
      - Growth Portfolio
      - Natural Resources Portfolio
      - Government and Quality Bond Portfolio

SUNAMERICA SERIES TRUST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Global Equities Portfolio
      - Alliance Growth Portfolio
      - Growth-Income Portfolio
  MANAGED BY DAVIS SELECTED ADVISERS, L.P.
      - Venture Value Portfolio
      - Real Estate Portfolio
  MANAGED BY FEDERATED INVESTORS
      - Federated Value Portfolio
      - Utility Portfolio
      - Corporate Bond Portfolio
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/
  GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
      - Asset Allocation Portfolio
      - Global Bond Portfolio
  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.
      - International Diversified Equities Portfolio
      - Worldwide High Income Portfolio
  MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
      - Growth/Phoenix Investment Counsel Portfolio
      - Balanced/Phoenix Investment Counsel Portfolio
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
      - Putnam Growth Portfolio
      - International Growth and Income Portfolio
      - Emerging Markets Portfolio
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio

      - "Dogs" of Wall Street Portfolio

      - SunAmerica Balanced Portfolio
      - High-Yield Bond Portfolio
      - Cash Management Portfolio


You may also allocate money to the 1, 3, 5, 7 and 10 year fixed investment options. The interest rate may differ from time to time but will never be less than 3%. Once established, the rate will not change during the selected period. Your contract value will be adjusted up or down for withdrawals or transfers from the 3, 5, 7 and 10 year fixed investment options prior to the end of the selected period.

                ================================================================
                                  5. EXPENSES
                ================================================================

Each year, we deduct a $30 contract maintenance fee from your contract. This fee is currently waived if the value of your contract is at least $50,000. We also deduct insurance charges which equal 1.52% annually of the average daily value of your contract allocated to the variable portfolios. The insurance charges include: Mortality and Expense Risk, 1.37%, and Distribution Expense, .15%.

As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the variable portfolios, which are estimated to range from .63% to 1.90%.

If you take money out in excess of the amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the money you withdraw. The percentage declines with each year the money is in the contract as follows:

-----------------------------------------------------------------------------------------------
         Year              1        2        3        4        5        6        7        8+
-----------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE                    7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------------

Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee will apply to each subsequent transfer.

The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the 1.52% insurance charges, the $30 contract maintenance fee and the investment charges for each variable portfolio. We converted the contract maintenance fee to a percentage using an assumed contract size of $40,000. The actual impact of this charge on your contract may differ from this percentage.

The next two columns show two examples of the charges you would pay under the contract. The examples assume that you invested $1,000 in a contract which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10.

----------------------------------------------------------------------------------------------------------------------------
                                                                                               EXAMPLES:
                                       TOTAL ANNUAL         TOTAL ANNUAL                     TOTAL EXPENSES   TOTAL EXPENSES
                                        INSURANCE            INVESTMENT       TOTAL ANNUAL     AT END OF        AT END OF
   ANCHOR SERIES TRUST PORTFOLIO         CHARGES              CHARGES           CHARGES          1 YEAR          10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation                      1.60%                 .71%             2.31%            $ 93             $264
Growth                                    1.60%                 .78%             2.38%            $ 94             $271
Natural Resources                         1.60%                 .89%             2.49%            $ 95             $282
Government and Quality Bond               1.60%                 .71%             2.31%            $ 93             $264
----------------------------------------------------------------------------------------------------------------------------
SUNAMERICA SERIES TRUST PORTFOLIO
Emerging Markets*                         1.60%                1.90%             3.50%            $105             $377
International Diversified Equities        1.60%                1.35%             2.95%            $100             $327
Global Equities                           1.60%                 .95%             2.55%            $ 96             $288
International Growth and Income*          1.60%                1.60%             3.20%            $102             $350
Aggressive Growth*                        1.60%                 .90%             2.50%            $ 95             $283
Real Estate*                              1.60%                1.25%             2.85%            $ 99             $317
Putnam Growth**                           1.60%                 .91%             2.51%            $ 95             $284
Growth/Phoenix                            1.60%                 .73%             2.33%            $ 94             $266
Alliance Growth                           1.60%                 .65%             2.25%            $ 93             $258
"Dogs" of Wall Street*                    1.60%                 .85%             2.45%            $ 95             $278
Venture Value                             1.60%                 .79%             2.39%            $ 94             $272
Federated Value*                          1.60%                1.03%             2.63%            $ 97             $296
Growth-Income                             1.60%                 .65%             2.25%            $ 93             $258
Utility*                                  1.60%                1.05%             2.65%            $ 97             $298
Asset Allocation                          1.60%                 .68%             2.28%            $ 93             $261
Balanced/Phoenix                          1.60%                 .82%             2.42%            $ 94             $275
SunAmerica Balanced*                      1.60%                1.00%             2.60%            $ 96             $293
Worldwide High Income                     1.60%                1.10%             2.70%            $ 97             $303
High-Yield Bond                           1.60%                 .75%             2.35%            $ 94             $268
Corporate Bond                            1.60%                 .91%             2.51%            $ 95             $284
Global Bond                               1.60%                 .90%             2.50%            $ 95             $283
Cash Management                           1.60%                 .63%             2.23%            $ 93             $256
============================================================================================================================
----------------------------------------------------------------------------------------------------------------------------



 * For these Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an established maximum amount. All waivers or reimbursements may be terminated at any time. For more detailed information, see the Fee Tables and Examples in the prospectus.


** Formerly named Provident Growth.




                ================================================================
                                    6. TAXES
                ================================================================

Unlike taxable investments where earnings are taxed in the year they are earned, taxes on amounts earned in a Nonqualified contract (one that is established with after tax dollars) are deferred until they are withdrawn. In a Qualified contract (one that is established with before tax dollars like an IRA), all amounts are taxable when they are withdrawn.

When you begin taking distributions or withdrawals from your contract, earnings are considered to be taken out first and will be taxed at your ordinary income rate. You may be subject to a 10% IRS tax penalty for distributions or withdrawals before age 59 1/2.
                ================================================================
                            7. ACCESS TO YOUR MONEY
                ================================================================

Earnings may be withdrawn at any time free of a withdrawal charge. After the first year, the first withdrawal of the year will be free of a withdrawal charge if it does not exceed the greater of: (1) earnings in your contract as of the date you make the withdrawal or (2) 10% of the money you have invested for at least one year and not yet withdrawn, less any withdrawals made during the year.

Although amounts withdrawn using the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount of money you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.

Withdrawals in excess of these limits will be assessed a withdrawal charge. Withdrawals may be made from your contract in the amount of $1,000 or more. You may request a withdrawal in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $250.

If you withdraw your entire contract value, you will not receive the benefit of any free withdrawal amount. After your money has been in the contract for seven full years, there are no withdrawal charges on that portion of the money that you have invested for at least seven full years. Of course, you may have to pay income tax and a 10% IRS tax penalty may apply if you are under age 59 1/2. Additionally, withdrawal charges are not assessed when a death benefit is paid.
                ================================================================
                                 8. PERFORMANCE
                ================================================================

The value of your annuity will fluctuate depending upon the investment performance of the portfolio(s) you choose.

The following chart shows total returns for each portfolio for the time periods shown. These numbers reflect the insurance charges, the contract maintenance fee and the investment charges. Withdrawals charges are not reflected in the chart. Past performance is not a guarantee of future results.

-------------------------------------------------------------------
     ANCHOR SERIES                    CALENDAR YEAR
    TRUST PORTFOLIO         1997           1996         1995
-------------------------------------------------------------------
  Capital Appreciation        23.49%        23.15%       25.38%
  Growth                      28.36%        23.05%       17.73%
  Natural Resources         (10.07)%        12.22%        6.90%
  Gov't and Quality Bond       7.83%         1.37%       10.44%
-------------------------------------------------------------------
SUNAMERICA SERIES
TRUST PORTFOLIO
  Emerging Markets**        (17.81)%            --           --
  Int'l Diversified
     Equities                  4.71%         7.58%       10.71%
  Global Equities             13.24%        12.35%       11.37%
  Int'l Growth and
     Income**                  3.44%            --           --
  Aggressive Growth           10.55%         4.32%           --
  Real Estate**               17.14%            --           --
  Putnam Growth*              30.41%        18.46%       16.47%
  Growth/Phoenix              21.28%        14.10%       21.10%
  Alliance Growth             29.40%        27.08%       30.24%
  "Dogs" of Wall Street          --             --           --
  Venture Value               32.20%        22.85%       23.41%
  Federated Value             29.38%         7.32%           --
  Growth-Income               31.84%        22.09%       21.08%
  Utility                     23.76%         8.25%           --
  Asset Allocation            19.91%        17.03%       13.75%
  Balanced/Phoenix            15.11%         8.20%       14.66%
  SunAmerica Balanced         22.52%         9.39%           --
  Worldwide High Income       13.74%        23.40%       14.90%
  High-Yield Bond             12.70%        12.76%        4.28%
  Corporate Bond               9.16%         2.88%        9.96%
  Global Bond                  8.33%         7.56%        9.29%
  Cash Management              3.52%         3.31%        2.57%
-------------------------------------------------------------------


 * Formerly named Provident Growth.
** Inception to November 30, 1997
Inception date for each portfolio varies.

                ================================================================
                                9. DEATH BENEFIT
                ================================================================

If you should die during the Accumulation Phase, your beneficiary will receive a death benefit.

For contracts issued prior to April 28, 1997, the death benefit is the greater of:

      (1) the value of your contract, or

      (2) the money you put in less any withdrawals.

After seven years, the death benefit is the greater of (1) or (2) above or:

      (3) the value of your contract on the day before your last contract anniversary less any withdrawals plus any additional money you put in since that date, or

      (4) the death benefit on the day before your last contract anniversary less any withdrawals since that anniversary.

For contracts issued on or after April 28, 1997, the death benefit is the greater of:

      (1) the value of your contract

      (2) the money you put in less any withdrawals, or

      (3) the maximum of the anniversary values up to your 81st birthday. The anniversary value is equal to the value of your contract on each contract anniversary less any withdrawals plus any additional money you put in since that anniversary.
                ================================================================
                             10. OTHER INFORMATION
                ================================================================

FREE LOOK: You may cancel your contract within ten days by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will pay you an amount equal to the greater of the value of your contract or the money you invested.

ASSET ALLOCATION REBALANCING: If selected by you, this program seeks to keep your investment in line with your goals. We will maintain your specified allocation mix in the variable investment portfolios and the 1-year fixed investment option by readjusting your money on a calendar quarter, semiannual or annual basis.

SYSTEMATIC WITHDRAWAL PROGRAM: If selected by you, this program allows you to receive either monthly, quarterly, semiannual or annual checks during the Accumulation Phase. Systematic withdrawals may also be electronically wired to your bank account. Of course, withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2.


PRINCIPAL ADVANTAGE: If selected by you, this program allows you to obtain growth potential without any market risk to your principal. We will guarantee that the portion of your money allocated to the 1, 3, 5, 7 or 10 year fixed investment option will grow to equal your principal investment when it is allocated in accordance with the program.


DOLLAR COST AVERAGING: If selected by you, this program allows you to invest gradually in the equity and bond portfolios from any of the variable investment portfolios or the 1-year fixed investment option.

AUTOMATIC PAYMENT PLAN: You can add to your contract directly from your bank account with as little as $20 per month.

CONFIRMATIONS AND QUARTERLY STATEMENTS: You will receive a confirmation of each transaction within your contract. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your account values.

                ================================================================
                                 11. INQUIRIES
                ================================================================

If you have questions about your contract or need to make changes, call your financial representative or contact us at:

      First SunAmerica Life Insurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Telephone Number: (800) 99NY-SUN

If money accompanies your correspondence, you should direct it to:

      First SunAmerica Life Insurance Company
      P.O. Box 100357
      Pasadena, California 91189-0357

                                 [POLARIS LOGO]

                                   PROSPECTUS

                                 APRIL 1, 1998



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
  before investing and keep it for            issued by
future reference. It contains                 FIRST SUNAMERICA LIFE INSURANCE COMPANY
important information about the               in connection with
Polaris Variable Annuity.                     FS VARIABLE SEPARATE ACCOUNT
                                              The annuity has 31 investment choices -- 5 fixed investment
To learn more about the annuity               options and 26 variable investment portfolios listed below.
offered by this prospectus, you can           The 5 fixed investment options include specified periods of
obtain a copy of the Statement of             1, 3, 5, 7 and 10 years. The 26 variable investment
Additional Information ("SAI") dated          portfolios are part of Anchor Series Trust or SunAmerica
April 1, 1998. The SAI has been filed         Series Trust.
with the Securities and Exchange              ANCHOR SERIES TRUST:
Commission ("SEC") and is                     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
incorporated by reference into this           - Capital Appreciation Portfolio
prospectus. The Table of Contents of          - Growth Portfolio
the SAI appears on page 30 of this            - Natural Resources Portfolio
prospectus. For a free copy of the            - Government and Quality Bond Portfolio
SAI, call us at (800) 99NY-SUN or             SUNAMERICA SERIES TRUST:
write to us at our Annuity Service            MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
Center, P.O. Box 54299, Los Angeles,          - Global Equities Portfolio
California 90054-0299.                        - Alliance Growth Portfolio
                                              - Growth-Income Portfolio
In addition, the SEC maintains a              MANAGED BY DAVIS SELECTED ADVISERS, L.P.
website (http://www.sec.gov) that             - Venture Value Portfolio
contains the SAI, materials                   - Real Estate Portfolio
incorporated by reference and other           MANAGED BY FEDERATED INVESTORS
information filed electronically with         - Federated Value Portfolio
the SEC by First SunAmerica.                  - Utility Portfolio
                                              - Corporate Bond Portfolio
ANNUITIES INVOLVE RISKS, INCLUDING            MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/
POSSIBLE LOSS OF PRINCIPAL, AND ARE           GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
NOT A DEPOSIT OR OBLIGATION OF, OR            - Asset Allocation Portfolio
GUARANTEED OR ENDORSED BY, ANY BANK.          - Global Bond Portfolio
THEY ARE NOT FEDERALLY INSURED BY THE         MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.
FEDERAL DEPOSIT INSURANCE                     - International Diversified Equities Portfolio
CORPORATION, THE FEDERAL RESERVE              - Worldwide High Income Portfolio
BOARD OR ANY OTHER AGENCY.                    MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
                                              - Growth/Phoenix Investment Counsel Portfolio
                                              - Balanced/Phoenix Investment Counsel Portfolio
                                              MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
                                              - Putnam Growth Portfolio
                                              - International Growth and Income Portfolio
                                              - Emerging Markets Portfolio
                                              MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                              - Aggressive Growth Portfolio
                                              - "Dogs" of Wall Street Portfolio
                                              - SunAmerica Balanced Portfolio
                                              - High-Yield Bond Portfolio
                                              - Cash Management Portfolio


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

=============================================================
                               TABLE OF CONTENTS
=============================================================


 GLOSSARY.........................................     2
 FEE TABLES.......................................     3
       Owner Transaction Expenses.................     3
       Annual Separate Account Expenses...........     3
       Portfolio Expenses.........................     3
 EXAMPLES.........................................     4
  1.   THE POLARIS VARIABLE ANNUITY...............     6
  2.   ANNUITY INCOME OPTIONS.....................     6
       Allocation of Annuity Payments.............     7
       Annuity Payments...........................     7
       Transfers During the Income Phase..........     7
       Deferment of Payments......................     7
  3.   PURCHASING A POLARIS VARIABLE
       ANNUITY....................................     7
       Allocation of Purchase Payments............     7
       Accumulation Units.........................     8
       Free Look..................................     8
  4.   INVESTMENT OPTIONS.........................     8
       Variable Investment Options................     8
       Anchor Series Trust........................     8
       SunAmerica Series Trust....................     8
       Fixed Investment Options...................     9
       Market Value Adjustment....................     9
       Transfers During the Accumulation Phase....     9
       Dollar Cost Averaging Program..............    10
       Asset Allocation Rebalancing Program.......    10
       Principal Advantage Program................    10
       Voting Rights..............................    11
       Substitution...............................    11
  5.   EXPENSES...................................    11
       Insurance Charges..........................    11
       Mortality and Expense Risk Charge..........    11
       Distribution Expense Charge................    11
       Withdrawal Charges.........................    11
       Investment Charges.........................    12
       Contract Maintenance Fee...................    12
       Transfer Fee...............................    12
       Income Taxes...............................    12
       Reduction or Elimination of Certain Charges
       and Additional Amounts Credited............    12
  6.   TAXES......................................    12
       Annuity Contracts in General...............    12
       Tax Treatment of Distributions--
       Non-qualified Contracts....................    12
       Tax Treatment of Distributions--
       Qualified Contracts........................    13
       Diversification............................    13
  7.   ACCESS TO YOUR MONEY.......................    13
       Systematic Withdrawal Program..............    14
       Minimum Contract Value.....................    14
  8.   PERFORMANCE................................    14
  9.   DEATH BENEFIT..............................    14
 10.   OTHER INFORMATION..........................    15
       First SunAmerica...........................    15
       The Separate Account.......................    15
       The General Account........................    15
       Distribution...............................    15
       Administration.............................    16
       Legal Proceedings..........................    16
       Custodian..................................    16
       Additional Information.....................    16
       Selected Financial Information.............    17
       Management Discussion and Analysis.........    18
       Properties.................................    27
       Directors and Executive Officers...........    28
       Executive Compensation.....................    29
       Security Ownership of Owners and
       Management.................................    29
       Regulation.................................    29
       Independent Accountants....................    30
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
 INFORMATION......................................    30
 FINANCIAL STATEMENTS.............................    30
 APPENDIX A - CONDENSED FINANCIAL INFORMATION.....
                                                     A-1
 APPENDIX B - MARKET VALUE ADJUSTMENT.............   B-1


=============================================================
                                    GLOSSARY
=============================================================

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) - The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE - The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY (IES) - The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

INCOME PHASE - The period during which we make annuity payments to you.

IRS - The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PORTFOLIO(S) - The variable investment options available under the contract. Each Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust or the SunAmerica Series Trust.

PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

TRUSTS - Refers to the Anchor Series Trust and the SunAmerica Series Trust collectively.

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                                   FEE TABLES
================================================================================

OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)
    Year 1...........  7%      Year 5...............  3%
    Year 2...........  6%      Year 6...............  2%
    Year 3...........  5%      Year 7...............  1%
    Year 4...........  4%      Year 8+..............  0%
TRANSFER FEE................... No charge for first 15
                                transfers each year;
                                thereafter, fee is $25 per
                                transfer
CONTRACT MAINTENANCE FEE*...... $30
    *waived if contract value is $50,000 or more


ANNUAL SEPARATE ACCOUNT EXPENSES
(AS A PERCENTAGE OF DAILY NET ASSET VALUE)

Mortality and Expense Risk Charge...............  1.37%
Distribution Expense Charge.....................  0.15%
                                                  -----
    TOTAL SEPARATE ACCOUNT EXPENSES.............  1.52%
                                                  =====

                               PORTFOLIO EXPENSES



                              ANCHOR SERIES TRUST
(AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S TWELVE-MONTH PERIOD ENDED
                               NOVEMBER 30, 1997)

                                                           MANAGEMENT     OTHER      TOTAL ANNUAL
                        PORTFOLIO                             FEE        EXPENSES      EXPENSES
=================================================================================================
Capital Appreciation                                           .65%        .06%           .71%
-------------------------------------------------------------------------------------------------
Growth                                                         .72%        .06%           .78%
-------------------------------------------------------------------------------------------------
Natural Resources                                              .75%        .14%           .89%
-------------------------------------------------------------------------------------------------
Government and Quality Bond                                    .62%        .09%           .71%
=================================================================================================

                            SUNAMERICA SERIES TRUST

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES

              FOR THE TRUST'S FISCAL YEAR ENDED NOVEMBER 30, 1997)


                                                           MANAGEMENT     OTHER      TOTAL ANNUAL
                        PORTFOLIO                             FEE        EXPENSES      EXPENSES
=================================================================================================
Emerging Markets                                              1.25%        .65%          1.90%*
-------------------------------------------------------------------------------------------------
International Diversified Equities                            1.00%        .35%          1.35%
-------------------------------------------------------------------------------------------------
Global Equities                                                .76%        .19%           .95%
-------------------------------------------------------------------------------------------------
International Growth and Income                               1.00%        .60%          1.60%*
-------------------------------------------------------------------------------------------------
Aggressive Growth                                              .76%        .14%           .90%
-------------------------------------------------------------------------------------------------
Real Estate                                                    .80%        .45%          1.25%*
-------------------------------------------------------------------------------------------------
Putnam Growth**                                                .83%        .08%           .91%
-------------------------------------------------------------------------------------------------
Growth/Phoenix                                                 .65%        .08%           .73%
-------------------------------------------------------------------------------------------------
Alliance Growth                                                .59%        .06%           .65%
-------------------------------------------------------------------------------------------------
"Dogs" of Wall Street***                                       .60%        .25%           .85%*
-------------------------------------------------------------------------------------------------
Venture Value                                                  .74%        .05%           .79%
-------------------------------------------------------------------------------------------------
Federated Value                                                .80%        .23%          1.03%
-------------------------------------------------------------------------------------------------
Growth-Income                                                  .60%        .05%           .65%
-------------------------------------------------------------------------------------------------
Utility                                                        .75%        .30%          1.05%
-------------------------------------------------------------------------------------------------
Asset Allocation                                               .61%        .07%           .68%
-------------------------------------------------------------------------------------------------
Balanced/Phoenix                                               .68%        .14%           .82%
-------------------------------------------------------------------------------------------------
SunAmerica Balanced                                            .74%        .26%          1.00%
-------------------------------------------------------------------------------------------------
Worldwide High Income                                         1.00%        .10%          1.10%
-------------------------------------------------------------------------------------------------
High-Yield Bond                                                .66%        .09%           .75%
-------------------------------------------------------------------------------------------------
Corporate Bond                                                 .70%        .21%           .91%
-------------------------------------------------------------------------------------------------
Global Bond                                                    .72%        .18%           .90%
-------------------------------------------------------------------------------------------------
Cash Management                                                .54%        .09%           .63%
=================================================================================================



      *Annualized.


     **As of April 16, 1997, the Provident Growth Portfolio was renamed the
       Putnam Growth Portfolio, managed by Putnam Investment Management, Inc. The expenses shown here are those of the former Provident Growth Portfolio managed by Provident Investment Counsel.


    ***As of the date of this prospectus, the sale of contracts offering the "Dogs" of Wall Street Portfolio had not begun. The percentages are based on estimated amounts for the current fiscal year.


     THE ABOVE PORTFOLIO EXPENSES WERE PROVIDED BY THE TRUSTS. WE HAVE NOT
            INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

================================================================================
                                    EXAMPLES
================================================================================

You will pay the following expenses on a $1,000 investment in each Portfolio, assuming a 5% annual return on assets and:
         (a)surrender of the contract at the end of the stated time period;
         (b)if the contract is not surrendered or annuitized.


                        PORTFOLIO                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
====================================================================================================
Capital Appreciation                                       (a) $ 93   (a) $122   (a) $153   (a) $264
                                                           (b) $ 23   (b) $ 72   (b) $123   (b) $264
----------------------------------------------------------------------------------------------------
Growth                                                     (a) $ 94   (a) $124   (a) $157   (a) $271
                                                           (b) $ 24   (b) $ 74   (b) $127   (b) $271
----------------------------------------------------------------------------------------------------
Natural Resources                                          (a) $ 95   (a) $127   (a) $162   (a) $282
                                                           (b) $ 25   (b) $ 77   (b) $132   (b) $282
----------------------------------------------------------------------------------------------------
Government and Quality Bond                                (a) $ 93   (a) $122   (a) $153   (a) $264
                                                           (b) $ 23   (b) $ 72   (b) $123   (b) $264
----------------------------------------------------------------------------------------------------
Emerging Markets                                           (a) $105   (a) $157   (a) $211   (a) $377
                                                           (b) $ 35   (b) $107   (b) $181   (b) $377
----------------------------------------------------------------------------------------------------
International Diversified Equities                         (a) $100   (a) $141   (a) $185   (a) $327
                                                           (b) $ 30   (b) $ 91   (b) $155   (b) $327
----------------------------------------------------------------------------------------------------
Global Equities                                            (a) $ 96   (a) $129   (a) $165   (a) $288
                                                           (b) $ 26   (b) $ 79   (b) $135   (b) $288
----------------------------------------------------------------------------------------------------
International Growth and Income                            (a) $102   (a) $148   (a) $197   (a) $350
                                                           (b) $ 32   (b) $ 98   (b) $167   (b) $350
----------------------------------------------------------------------------------------------------
Aggressive Growth                                          (a) $ 95   (a) $128   (a) $163   (a) $283
                                                           (b) $ 25   (b) $ 78   (b) $133   (b) $283
----------------------------------------------------------------------------------------------------
Real Estate                                                (a) $ 99   (a) $138   (a) $180   (a) $317
                                                           (b) $ 29   (b) $ 88   (b) $150   (b) $317
----------------------------------------------------------------------------------------------------
Putnam Growth                                              (a) $ 95   (a) $128   (a) $163   (a) $284
                                                           (b) $ 25   (b) $ 78   (b) $133   (b) $284
----------------------------------------------------------------------------------------------------
Growth/Phoenix                                             (a) $ 94   (a) $123   (a) $154   (a) $266
                                                           (b) $ 24   (b) $ 73   (b) $124   (b) $266
----------------------------------------------------------------------------------------------------
Alliance Growth                                            (a) $ 93   (a) $120   (a) $150   (a) $258
                                                           (b) $ 23   (b) $ 70   (b) $120   (b) $258
----------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                      (a) $ 95   (a) $126   (a) $160   (a) $278
                                                           (b) $ 25   (b) $ 76   (b) $130   (b) $278
----------------------------------------------------------------------------------------------------
Venture Value                                              (a) $ 94   (a) $124   (a) $157   (a) $272
                                                           (b) $ 24   (b) $ 74   (b) $127   (b) $272
----------------------------------------------------------------------------------------------------
Federated Value                                            (a) $ 97   (a) $132   (a) $169   (a) $296
                                                           (b) $ 27   (b) $ 82   (b) $139   (b) $296
----------------------------------------------------------------------------------------------------
Growth-Income                                              (a) $ 93   (a) $120   (a) $150   (a) $258
                                                           (b) $ 23   (b) $ 70   (b) $120   (b) $258
----------------------------------------------------------------------------------------------------
Utility                                                    (a) $ 97   (a) $132   (a) $170   (a) $298
                                                           (b) $ 27   (b) $ 82   (b) $140   (b) $298
----------------------------------------------------------------------------------------------------
Asset Allocation                                           (a) $ 93   (a) $121   (a) $152   (a) $261
                                                           (b) $ 23   (b) $ 71   (b) $122   (b) $261
----------------------------------------------------------------------------------------------------
Balanced/Phoenix                                           (a) $ 94   (a) $125   (a) $159   (a) $275
                                                           (b) $ 24   (b) $ 75   (b) $129   (b) $275
----------------------------------------------------------------------------------------------------
SunAmerica Balanced                                        (a) $ 96   (a) $131   (a) $168   (a) $293
                                                           (b) $ 26   (b) $ 81   (b) $138   (b) $293
----------------------------------------------------------------------------------------------------
Worldwide High Income                                      (a) $ 97   (a) $134   (a) $173   (a) $303
                                                           (b) $ 27   (b) $ 84   (b) $143   (b) $303
----------------------------------------------------------------------------------------------------
High-Yield Bond                                            (a) $ 94   (a) $123   (a) $155   (a) $268
                                                           (b) $ 24   (b) $ 73   (b) $125   (b) $268
----------------------------------------------------------------------------------------------------
Corporate Bond                                             (a) $ 95   (a) $128   (a) $163   (a) $284
                                                           (b) $ 25   (b) $ 78   (b) $133   (b) $284
----------------------------------------------------------------------------------------------------
Global Bond                                                (a) $ 95   (a) $128   (a) $163   (a) $283
                                                           (b) $ 25   (b) $ 78   (b) $133   (b) $283
----------------------------------------------------------------------------------------------------
Cash Management                                            (a) $ 93   (a) $120   (a) $149   (a) $256
                                                           (b) $ 23   (b) $ 70   (b) $119   (b) $256
====================================================================================================

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract.


2. For certain Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the lesser of the maximum allowed by any applicable state expense limitations or the following percentages of each Portfolio's average net assets: SunAmerica Balanced (1.00%); "Dogs" of Wall Street (.85%); Aggressive Growth (.90%); Federated Value (1.03%); Utility (1.05%); Emerging Markets (1.90%); International Growth and Income (1.60%); and Real Estate (1.25%). The adviser also may voluntarily waive or reimburse additional amounts to increase a Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.



3. Absent fee waivers or reimbursement of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: Utility (1.24%); Emerging Markets (2.60%); International Growth and Income (2.02%); and Real Estate (1.36%).



4. The Examples assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected.



5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




            THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN
                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION.

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                        1. THE POLARIS VARIABLE ANNUITY
=============================================================

An annuity is a contract between you, as the owner, and an insurance company. The contract provides tax deferral for your earnings, as well as a death benefit and a guaranteed income in the form of annuity payments beginning on a date you select. Until you decide to begin receiving annuity payments, your annuity is in the Accumulation Phase. Once you begin receiving annuity payments, your contract switches to the Income Phase. If you die during the Accumulation Phase, the insurance company guarantees a death benefit to your Beneficiary.

The Polaris Variable Annuity Contract is issued by First SunAmerica Life Insurance Company ("First SunAmerica"), a stock life insurance company organized under the laws of the state of New York. Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. First SunAmerica conducts life insurance and annuity business in the state of New York. First SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., a Maryland corporation.

During the Accumulation Phase, the value of your annuity benefits from tax deferral. This means your earnings accumulate on a tax-deferred basis until you take money out of your contract. The Income Phase occurs if you decide to receive annuity payments. You select the date on which annuity payments are to begin.


The contract is called a variable annuity because you can choose among 26 variable investment Portfolios. Depending upon market conditions, you can make or lose money in any of these Portfolios. If you allocate money to the Portfolios, the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the investment performance of the Portfolio(s) you select. The amount of the annuity payments you receive during the Income Phase from the variable portion of your contract also depends upon the investment performance of the Portfolios you select for the Income Phase.


The contract also contains 5 fixed investment options. Your money will earn interest at the rate set by First SunAmerica. The interest rate is guaranteed by First SunAmerica for the time you agree to leave your money in the fixed investment option. We currently offer fixed investment options for 1, 3, 5, 7 and 10 year periods. If you allocate money to the fixed investment options, the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the total interest credited to your contract. An adjustment to your contract will apply to withdrawals or transfers from the 3, 5, 7 and 10 year fixed investment options prior to the end of the selected period. The amount of annuity payments you receive during the Income Phase from the fixed portion of your contract will remain level for the entire Income Phase.

=============================================================
                           2. ANNUITY INCOME OPTIONS
=============================================================

When you switch to the Income Phase, you will receive regular income payments under the contract. Annuity payments will be made on a monthly basis unless you request in writing that payments be made on a quarterly, semiannual or annual basis. You can choose to have your annuity payments sent to you by check or electronically wired to your bank.

You select the date on which annuity payments are to begin, which must be the first day of a month and must be at least two years after the date your contract is issued. We call this the Annuity Date. You may change your Annuity Date at least seven days prior to the date that your payments are to begin. However, annuity payments must begin by the Annuitant's 90th birthday. If no Annuity Date is selected, annuity payments will begin on the Annuitant's 90th birthday. If the Annuity Date is past your 85th birthday, it is possible that the contract would not be treated as an annuity and you may incur adverse tax consequences.

The Annuitant is the person on whose life annuity payments are based. You may change the Annuitant at any time prior to the Annuity Date if you are an individual designated as the owner of the contract. You may also designate a second person on whose life annuity payments are based. If the Annuitant dies before the Annuity Date, you must notify us and designate a new Annuitant.

If you do not choose an annuity income option, annuity payments will be made in accordance with option 4 (below) for 10 years. If the annuity payments are for joint lives, then we will make payments in accordance with option 3. We may pay the annuity in one lump sum if your contract is less than $5,000, if permitted by state law. Likewise, if your annuity payments would be less than $50 a month, we have the right to change the frequency of your payment to be on a quarterly, semiannual or annual basis so that your annuity payments are at least $50. Annuity payments will be made to you unless you designate another person to receive them. In that case, you must notify us in writing at least thirty days before the Annuity Date. You will remain fully responsible for any taxes related to the annuity payments.

The contract offers 5 annuity income options. Other annuity income options may be available in the future.

     OPTION 1 - LIFE INCOME

Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR ANNUITY

Under this option, we will make annuity payments as long as the Annuitant and a designated second person are alive. Upon the death of either person, we will continue to make annuity payments so long as the survivor is alive. You choose the amount of the annuity payments to the survivor, which can be equal to 100%, 66.66% or 50% of the full amount. Annuity payments stop upon the death of the survivor.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 YEARS GUARANTEED

This option is similar to option 2 above, with the additional guarantee that payments will be made for at least 10 years. If the Annuitant and designated second person die before all guaranteed payments have been made, the rest will be made to the Beneficiary.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to option 1 above, with the additional guarantee that payments will be made for at least 10 or 20 years, as selected by you. Under this option, if the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

Under this option, we will make annuity payments for any period of time from 5 to 30 years, as selected by you. However, the period must be for full 12-month periods. Under this option, if the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. This option does not contain an element of mortality risk. Therefore, you will not get the benefit of the mortality component of the mortality and expense risk charge if this option if selected.

ALLOCATION OF ANNUITY PAYMENTS

On the Annuity Date, if your money is invested in the fixed investment options, your annuity payments will be fixed in amount. If your money is invested in the variable Portfolios, your annuity payments will vary depending on the investment performance of the Portfolios. If you have money in the fixed and variable investment options, your annuity payments will be based on the investment allocations. You may not convert between fixed and variable payments once annuity payments begin.

ANNUITY PAYMENTS

If you choose to have any portion of your annuity payments come from the variable Portfolios, the dollar amount of your payment will depend upon three things: (1) the value of your contract in the Portfolios on the Annuity Date,
(2) the 3.5% assumed investment rate used in the annuity table for the contract and (3) the performance of the Portfolios you selected. If the actual performance exceeds the 3.5% assumed rate, your annuity payments will increase. Similarly, if the actual rate is less than 3.5%, your annuity payments will decrease. The SAI contains detailed information and sample calculations.

TRANSFERS DURING THE INCOME PHASE

Transfers are subject to the same limitations as transfers during the Accumulation Phase. (See "Investment Options -- Transfers During the Accumulation Phase"). However, you can only make one transfer each month. You may not transfer money from the fixed investment options to the variable Portfolios during the Income Phase. You may transfer money among the variable Portfolios or among the fixed investment options.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by state law. Interest will be credited to you during the deferral period.
=============================================================
                            3. PURCHASING A POLARIS
                                VARIABLE ANNUITY
=============================================================

A Purchase Payment is the money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it. You can purchase a Non-qualified contract with a minimum initial investment of $5,000 and a Qualified contract with a minimum initial investment of $2,000. The maximum we accept is $1,000,000 without prior approval. Payments in amounts of $500 or more may be added to your Non-qualified contract ($250 or more for Qualified contracts) at any time during the Accumulation Phase. You can make scheduled subsequent Purchase Payments of $20 or more per month by enrolling in the Automatic Payment Plan.

We may refuse any Purchase Payment. In general, we will not issue a Non-qualified contract to anyone who is over age 85 or a Qualified contract to anyone who is age 70 1/2 or older unless you can show that the minimum distributions required by the IRS are being made.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, you will allocate your Purchase Payment to the variable investment Portfolios and/or the fixed investment options. If you make additional Purchase Payments, we will allocate them in the same way unless you tell us otherwise.

Once we receive your Purchase Payment and a complete application at our principal place of business, we will issue your contract and allocate your first Purchase Payment within two business days. If you do not give us all the necessary information, we will contact you to obtain it. If we are unable to complete this process within five business days, we will either send back your money or get your permission to keep it until we get all the necessary information.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the Portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit, which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

The value of an Accumulation Unit is determined each day that the New York Stock Exchange ("NYSE") is open. We calculate an Accumulation Unit value for each Portfolio after the NYSE closes each day. We do this by:

     (1) determining the total value of money invested in the particular Portfolio;

     (2) subtracting from that amount any insurance charges and any other charges such as taxes; and

     (3) dividing this amount by the number of outstanding Accumulation Units.

The value of an Accumulation Unit may go up or down from day to day. When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to a Portfolio by the value of the Accumulation Unit for that Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You want the money to go to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.252 Accumulation Units for the Global Bond Portfolio.

FREE LOOK

If you change your mind about owning this contract, you can cancel it within ten days after receiving it by mailing it back to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. You will receive back the greater of whatever your contract is worth on the day we receive your request or your Purchase Payment.
=============================================================
                             4. INVESTMENT OPTIONS
=============================================================

VARIABLE INVESTMENT OPTIONS


The contract offers 26 variable investment Portfolios which invest in shares of the Anchor Series Trust or the SunAmerica Series Trust. These Portfolios are listed below. Additional Portfolios may be available in the future. SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of SunAmerica Inc., is the investment adviser for both Trusts. The Trusts serve as underlying investments for other variable contracts sold by First SunAmerica, its affiliate, Anchor National Life Insurance Company, and other unaffiliated insurance companies. Neither First SunAmerica nor the Trusts believes offering shares of the Trusts in this manner will be disadvantageous to you. We will monitor the Trusts for any conflicts that may arise between contract owners. Additional information is contained in the prospectuses for the Trusts.


    ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust has Portfolios in addition to those listed below which are not available for investment under the contract. The 4 available Portfolios are:

   MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
       - Capital Appreciation Portfolio
       - Growth Portfolio
       - Natural Resources Portfolio
       - Government and Quality Bond Portfolio

    SUNAMERICA SERIES TRUST


Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. The 22 Portfolios and the subadvisers are:


   MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
       - Global Equities Portfolio
       - Alliance Growth Portfolio
       - Growth-Income Portfolio
   MANAGED BY DAVIS SELECTED ADVISERS, L.P.
       - Venture Value Portfolio
       - Real Estate Portfolio

   MANAGED BY FEDERATED INVESTORS
       - Federated Value Portfolio
       - Utility Portfolio
       - Corporate Bond Portfolio
   MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/ GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
       - Asset Allocation Portfolio
       - Global Bond Portfolio
   MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.
       - International Diversified Equities Portfolio
       - Worldwide High Income Portfolio
   MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
       - Growth/Phoenix Investment Counsel Portfolio
       - Balanced/Phoenix Investment Counsel Portfolio
   MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
       - Putnam Growth Portfolio
       - International Growth and Income Portfolio
       - Emerging Markets Portfolio
   MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
       - Aggressive Growth Portfolio

       - "Dogs" of Wall Street Portfolio

       - SunAmerica Balanced Portfolio
       - High-Yield Bond Portfolio
       - Cash Management Portfolio



YOU SHOULD READ THE PROSPECTUSES FOR THE ANCHOR SERIES TRUST AND THE SUNAMERICA SERIES TRUST CAREFULLY BEFORE INVESTING. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE PORTFOLIOS AND ARE ATTACHED TO THIS PROSPECTUS.

FIXED INVESTMENT OPTIONS

The contract also offers 5 fixed investment options. We currently offer fixed investment options for 1, 3, 5, 7 and 10 year periods. The fixed investment options offer interest rates that are guaranteed by First SunAmerica. Interest rates may differ from time to time due to changes in market conditions but will not be less than 3%. The interest rates offered for a specified period for new Purchase Payments may differ from the interest rates offered for money already in the fixed investment option. Once an interest rate is established, it will not change during the specified period. The interest rates are set at First SunAmerica's sole discretion.

If you have money allocated to the 1, 3, 5, 7 or 10 year fixed investment options, you can renew for another 1, 3, 5, 7 or 10 year period or put your money into one or more of the variable Portfolios after the end of the specified period. Unless you specify otherwise before the end of the period, we will keep your money in the fixed investment option for the same period you previously selected. You will receive the interest rate then in effect.

The 1-year fixed investment option is not registered under the Securities Act of 1933 and is not subject to other provisions of the Investment Company Act of 1940.

     MARKET VALUE ADJUSTMENT

NOTE: THE FOLLOWING DISCUSSION APPLIES TO THE 3, 5, 7 AND 10 YEAR FIXED INVESTMENT OPTIONS ONLY.


If you take your money out of the 3, 5, 7 or 10 year fixed investment option (whether by withdrawal, transfer or annuitization) before the end of the specified period, we will make an adjustment to the value of your contract. This adjustment, called a "market value adjustment," can increase or decrease the value of your contract. The market value adjustment reflects the differing interest rate environments between the time you put your money into the fixed investment option and the time you take your money out of the fixed investment option.


We calculate the market value adjustment by comparing the interest rate you received on the money you put into the fixed investment option against the interest rate we are currently offering to contract owners for the period of time remaining in the specified period. If we do not offer an interest rate for that period, the interest rate will be determined by linear interpolation between interest rates for the two nearest periods that are available.

Generally, if interest rates have dropped between the time you put your money into the fixed investment option and the time you take it out, there will be a positive adjustment to the value of your contract. Conversely, if interest rates have increased between the time you put your money into the fixed investment option and the time you take it out, there will be a negative adjustment to the value of your contract.

If the market value adjustment is negative, it will be assessed first against any money remaining in the fixed investment option and then against the money you take out of the fixed investment option. If the market value adjustment is positive, it will be added to the amount you take out of the fixed account.

Appendix B provides more information about how we calculate the market value adjustment and gives some examples of the impact of the adjustment.

TRANSFERS DURING THE ACCUMULATION PHASE

You can transfer money among the Portfolios and the fixed investment options by written request or by telephone. You can make 15 transfers every year without charge. We measure a year from the anniversary of the day we issued your contract. If you make more than 15 transfers in a year, there is a $25 transfer fee for each transfer thereafter. Transfers under Dollar Cost Averaging are included as part of your 15 free transfers each year. However, transfers under Asset Allocation Rebalancing are not counted against your 15 free transfers each year.

The minimum amount you can transfer is $100. You cannot make a partial transfer if the value of the Portfolio from which the transfer is being made would be less than $100 after the transfer. Your request for transfer must clearly state which investment options are involved and the amount. We will accept transfers by telephone unless you specify otherwise on your contract application. We have in place procedures to provide reasonable assurance that instructions given to us by telephone are genuine. Thus, we disclaim all liability for any claim, loss or expense from any error. If we fail to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to modify, suspend or terminate the transfer provisions at any time. We also reserve the right to waive the $100 minimum amount for Dollar Cost Averaging and Asset Allocation Rebalancing.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount or percentage from one variable Portfolio or the 1-year fixed investment option to any other variable Portfolio(s). You can also select to transfer the entire value in a variable Portfolio or the 1-year fixed investment option in a stated number of transfers. Transfers may be on a monthly, quarterly, semiannual or annual basis. You can change the amount or frequency at any time by notifying us in writing. The minimum amount that can be transferred is $100.


By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, there is no assurance that you will make a greater profit. You are still subject to loss in a declining market. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. You should consider your financial ability to continue investing through periods of fluctuating prices.


Transfers under the program are included as part of your 15 free transfers each year. We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-----------------------------------------
               ACCUMULATION     UNITS
   QUARTER         UNIT       PURCHASED
-----------------------------------------
      1           $ 7.50         100
      2           $ 5.00         150
      3           $10.00          75
      4           $ 7.50         100
      5           $ 5.00         150
      6           $ 7.50         100
-----------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over the six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high.

ASSET ALLOCATION REBALANCING PROGRAM

Once your money has been allocated among the investment options, the earnings may cause the percentage invested in each investment option to differ from your original percentage allocations. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Asset Allocation Rebalancing Program. Rebalancing may be on a calendar quarter, semiannual or annual basis. Rebalancing will occur on the last business day of the month for the period you selected.

Transfers under the program are not counted against your 15 free transfers each year. We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to allocate Purchase Payments to a fixed investment option and one or more variable Portfolios without any market risk to your principal. You decide how much you want to invest and when you would like a return of your principal. We will calculate how much of your Purchase Payment needs to be allocated to the 1, 3, 5, 7 or 10 year fixed investment options to ensure that this money will grow to equal the full amount of your Purchase Payment by the end of the selected period. The rest of your Purchase Payment may then be divided among the variable Portfolios where it has the potential to achieve greater growth.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 7% interest rate, we will allocate $62,275 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $37,725 may be allocated among the variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

First SunAmerica is the legal owner of the Trusts' shares. However, when a Portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION

If any of the Portfolios you selected are no longer available, we may be required to substitute shares of another Portfolio. We will seek prior approval of the SEC and give you notice before doing this.

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                                  5. EXPENSES
=============================================================

There are charges and other expenses associated with the contract that will reduce your investment return. These charges and expenses are described below.

INSURANCE CHARGES

Each day, we make a deduction for our insurance charges. This is done as part of our calculation of the value of the Accumulation Units during the Accumulation Phase and the Annuity Units during the Income Phase. The insurance charges consist of the mortality and expense risk and the distribution expense charge.

     MORTALITY AND EXPENSE RISK CHARGE

This charge is equal, on an annual basis, to 1.37% of the daily value of the contract invested in a Portfolio. This charge is for our obligation to make annuity payments, to provide the death benefits and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

If the charges under the contract are not sufficient, we will bear the loss. We will not increase this charge. We may use any profits from this charge to pay for the costs of distributing the contract.

     DISTRIBUTION EXPENSE CHARGE

This charge is equal, on an annual basis, to .15% of the daily value of the contract invested in a Portfolio. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records. If this charge is not enough to cover the costs of distributing the contract, we will bear the loss.

WITHDRAWAL CHARGES

Withdrawals in excess of your free withdrawal amount, as described in more detail under "Access To Your Money," will be assessed a withdrawal charge. You will not receive the benefit of any free withdrawal amount if you withdraw your entire contract value.

We keep track of each Purchase Payment and assess a charge based on the length of time a Purchase Payment is in your contract before it is withdrawn. After a Purchase Payment has been in your contract for seven years, no withdrawal charges are assessed on withdrawals of that Purchase Payment.

The withdrawal charge is assessed as a percentage of the Purchase Payment you withdraw, which declines each year the Purchase Payment is in the contract as follows:

---------------------------------------------------------------------------------------------
 YEAR             1         2         3         4         5         6         7         8+
---------------------------------------------------------------------------------------------
 WITHDRAWAL       7%        6%        5%        4%        3%        2%        1%        0%
 CHARGE
---------------------------------------------------------------------------------------------

If the withdrawal is for only part of the contract, we will deduct the withdrawal charge from the remaining value in your contract. For purposes of calculating the withdrawal charge, we treat withdrawals as coming from the oldest Purchase Payment first. However, for tax purposes, earnings are considered withdrawn first.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or for annuity payments during the Income Phase.

INVESTMENT CHARGES

If you have money allocated to the variable Portfolios, there are deductions from and expenses paid out of the assets of the various Portfolios. These investment charges are summarized in the Fee Tables. For more detailed information, you should refer to the prospectuses for the Anchor Series Trust and the SunAmerica Series Trust.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we will deduct a $30 contract maintenance fee from your contract on each contract anniversary. This fee is for expenses incurred to establish and maintain your contract. This fee cannot be increased. If you make a complete withdrawal from your contract, the entire contract maintenance fee will be deducted prior to the withdrawal.

We will not deduct the contract maintenance fee if the value of your contract is $50,000 or more when the deduction is to be made. We may discontinue this practice at any time.

TRANSFER FEE

You can make 15 free transfers every year. We measure a year from the day we issue your contract. If you make more than 15 transfers a year, we will deduct a $25 transfer fee on each subsequent transfer.

INCOME TAXES

Although we do not currently deduct any income taxes borne under your contract, we reserve the right to do so in the future.


REDUCTION OR ELIMINATION OF CERTAIN CHARGES AND ADDITIONAL AMOUNTS CREDITED



We may reduce or eliminate the amount of certain insurance charges, credit additional amounts or grant bonus guaranteed interest rates when the contract is sold to groups of individuals under circumstances which reduce its sales expenses. We will determine the eligibility of such groups by considering the following factors: (1) the size of the group; (2) the total amount of Purchase Payments we expect to receive from the group; (3) the nature of the purchase and the persistency we expect in that group; (4) the purpose of the purchase and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which we believe to be relevant in determining whether reduced sales expenses may be expected.



In addition, we may waive or reduce the contract maintenance fee, credit additional amounts or grant bonus guaranteed interest rates in connection with contracts sold to employees, employees of affiliates, registered representatives, employees of broker-dealers which have a current selling agreement with us ("Eligible Individuals") and immediate family members of all Eligible Individuals when purchased directly through SunAmerica Capital Services, Inc. Such reductions or waivers may be withdrawn or modified by us. Commissions may be waived or reduced with respect to contracts established for the personal accounts of Eligible Individuals.

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                                    6. TAXES
=============================================================

NOTE: WE HAVE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE. YOU ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF THE ANNUITY.

ANNUITY CONTRACTS IN GENERAL


The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, you will not be taxed on the earnings in your annuity contract until you take the money out. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.


If you do not purchase your contract under a pension plan, specially sponsored program or an individual retirement account, your contract is referred to as a Non-qualified contract and receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.


If you purchase your contract under a pension plan, specially sponsored program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Annuities ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.


TAX TREATMENT OF DISTRIBUTIONS --
NON-QUALIFIED CONTRACTS

If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For annuity payments, any portion of each payment that is considered a return of your Purchase

Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC further provides for a 10% tax penalty on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) by your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS --
QUALIFIED CONTRACTS


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract or on any earnings and therefore, any amount you take out as a withdrawal or as annuity payments will be taxable income. The IRC further provides for a 10% tax penalty on any withdrawal or annuitization paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) by your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA: (8) when you separate from service after attaining age 55; and (9) to an alternate payee pursuant to a qualified domestic relations order.


The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2;
(2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) in the case of hardship. In the case of hardship, the owner can only withdraw an amount equal to Purchase Payments and not any earnings.

DIVERSIFICATION

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity in order to be treated as a variable annuity for tax purposes. We believe that the variable Portfolios are being managed so as to comply with these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not First SunAmerica, would be considered the owner of the shares of the Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among portfolios or the number and type of portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the variable investment Portfolios.

Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.
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                            7. ACCESS TO YOUR MONEY
=============================================================

Under your contract, money can be accessed in the following ways: (1) by making a withdrawal, either for a part of the value of your contract or for the entire value of your contract during the Accumulation Phase; (2) by receiving annuity payments during the Income Phase; and (3) when a death benefit is paid to your Beneficiary.

Generally, withdrawals are subject to a withdrawal charge, a market value adjustment if the money is withdrawn from the 3, 5, 7 or 10 year fixed investment options and, if you withdraw your entire contract value, a contract maintenance fee. (See "Expenses" for more complete information).

Your contract provides for a free withdrawal amount. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, the first withdrawal of the year will be free of a withdrawal charge if it does not exceed the greater of: (1) earnings in your contract as of the date you make the withdrawal or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any withdrawals made during the year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which were both no longer subject to the withdrawal charge schedule and are not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value. As a result, you will not receive the benefit of any free withdrawal amounts if you make a complete withdrawal of your contract.

If you make a complete withdrawal, you will receive the value of your contract, less any applicable fees and charges, as calculated on the day following receipt by us at our principal place of business of a complete withdrawal request. Your contract must be submitted as well.

Under most circumstances, partial withdrawals must be for a minimum of $1,000. We require that the value left in any Portfolio or the fixed investment option be at least $100 after the withdrawal. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Portfolio and the fixed investment option in which your contract is invested. You must send a written withdrawal request to us prior to any withdrawal being made.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading on the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from the fixed investment option for the period permitted by law but not for more than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

This program allows you to receive either monthly, quarterly, semiannual or annual checks during the Accumulation Phase. You can also choose to have systematic withdrawals electronically wired to your bank account. The minimum amount of each withdrawal is $250. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. There is no charge for participating in this program.

This program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENTS, INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals and (2) no Purchase Payments have been made during the past three years. We will provide you with sixty days written notice and distribute the contract's remaining value to you.
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                                 8. PERFORMANCE
=============================================================

From time to time we may advertise the Cash Management Portfolio's yield and effective yield. In addition, the other variable investment Portfolios may also advertise total return, gross yield and yield to maturity information. These figures are based on historical data and are not intended to indicate future performance.

For periods starting prior to the date the contracts were first offered, the performance will be derived from the performance of the corresponding portfolios of the Trusts, modified to reflect Polaris' charges and expenses as if the contracts had been in existence during the period stated in the advertisement. Thus, these figures should not be construed to reflect actual historic performance.

More detailed information on the method used to calculate performance for the Portfolios is contained in the SAI.

The performance of each Portfolio may also be measured against unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia, and Far East Index (EAFE) and the Morgan Stanley Capital International World Index, and may be compared to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

At times First SunAmerica may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Portfolios.
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                                9. DEATH BENEFIT
=============================================================

If you should die during the Accumulation Phase of your contract, we will pay a death benefit to your Beneficiary.

For contracts issued prior to April 28, 1997, the death benefit is the greater of:

     (1) the value of your contract at the time we receive adequate proof of death, or

     (2) total Purchase Payments less any withdrawals.

After your seventh contract anniversary, the death benefit is the greater of (1) or (2) above or:

     (3) the value of your contract on the day before your last contract anniversary less any withdrawals plus any additional Purchase Payments since that date, or

     (4) the death benefit on the day before your last contract anniversary less any withdrawals since that anniversary.

For contracts issued on or after April 28, 1997, the death benefit is the greater of:

     (1) the value of your contract at the time we receive adequate proof of death,

     (2) total Purchase Payments less any withdrawals, or

     (3) the maximum of the anniversary values up to your 81st birthday. The anniversary value is equal to the value of your contract on each contract anniversary less any withdrawals plus any additional Purchase Payments since that anniversary.

The death benefit is not paid after you switch to the Income Phase. During the Income Phase, your Beneficiary(ies) will receive any remaining guaranteed annuity payments in accordance with the annuity option you choose.

You may select the Beneficiary(ies) to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

The death benefit is immediately payable under the contract. If the Beneficiary elects an annuity option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract at the then current value, in which case he or she will not receive the death benefit.

The death benefit will be paid out when we receive adequate proof of death: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or
(4) any other proof satisfactory to us. We may also require additional documentation or proof in order for the death benefit to be paid. If the Beneficiary does not make a specific election within sixty days of our receipt of such proof of death, the death benefit will be paid in a lump sum.
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                             10. OTHER INFORMATION
=============================================================

FIRST SUNAMERICA


First SunAmerica is a stock life insurance company organized under the laws of the state of New York on December 5, 1978. First SunAmerica is an indirect wholly owned subsidiary of SunAmerica Inc., a Maryland corporation. First SunAmerica is licensed to do business in the states of New York, Nebraska and New Mexico.



First SunAmerica and its affiliates, SunAmerica Life Insurance Company, Anchor National Life Insurance Company, CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Corp., Imperial Premium Finance, Inc., Resources Trust Company and four broker-dealers, specialize in retirement savings and investment products and services, including fixed and variable annuities, mutual funds, premium finance, broker-dealer and trust administration services.


THE SEPARATE ACCOUNT

First SunAmerica originally established a separate account, FS Variable Separate Account, under New York law on September 9, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

First SunAmerica owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business First SunAmerica may conduct. Income, gains and losses (realized and unrealized) resulting from the assets in the separate account are credited to or charged against the separate account without regard to other income, gains or losses of First SunAmerica.

THE GENERAL ACCOUNT

If you put your money into the fixed investment options, it goes into First SunAmerica's general account. The general account is made up of all of First SunAmerica's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any First SunAmerica contract owners as well as all creditors. The general account is invested in assets permitted by state insurance law.

DISTRIBUTION

The contract is sold through registered representatives of broker-dealers. Commissions are paid to registered representatives for the sale of contracts. Commissions are not expected to exceed 7% of your Purchase Payment. Under some circumstances, we may pay a persistency bonus in addition to standard commissions. Usually the standard commission is lower when we pay a persistency bonus, which is not anticipated to exceed .65% annually. Commissions paid to registered representatives are not directly deducted from your Purchase Payment.


Furthermore, we may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. In some instances, these additional incentives may be offered only to certain broker-dealers that sell or are expected to sell, during specified time periods, certain minimum amounts of the contract, or other contracts offered by us.



SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 acts as the distributor of the contracts. SunAmerica Capital Services, Inc., an affiliate of First SunAmerica, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.


ADMINISTRATION

We are responsible for all the administrative servicing of your contract. Please contact First SunAmerica's Annuity Service Center at the telephone number and address provided in the profile section of this prospectus if you have any comment, question or service request.

We will send out transaction confirmations and quarterly statements. Please review these documents carefully and notify us of any inaccuracies immediately. We will investigate all questions and, to the extent we have made an error, we will retroactively adjust your contract provided you have notified us within thirty days of receiving the transaction confirmation or quarterly statement, as applicable. All other adjustments will be made as of the time we receive notice of the error.


First SunAmerica relies significantly on computer systems and applications in its daily operations. Many of these systems and applications are not presently year 2000 compliant. First SunAmerica's business, financial condition and results of operations could be materially and adversely affected by the failure of First SunAmerica's systems and applications (and those operated by third parties interfacing with First SunAmerica's systems and applications) to properly operate or manage dates beyond the year 1999. First SunAmerica has a coordinated plan to repair or replace these noncompliant systems and to obtain similar assurances from third parties interfacing with First SunAmerica's systems and applications and expects to significantly complete its plan by the end of calendar year 1998, leaving 1999 for testing.


LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the separate account. First SunAmerica and its subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, are not of material importance to their respective total assets or material with respect to the separate account.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. First SunAmerica pays State Street Bank for services based on a schedule of fees.

ADDITIONAL INFORMATION

First SunAmerica is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. In accordance with such requirements, we file reports and other information with the SEC. Such reports and other information we file can be inspected and copied. Copies can be obtained at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, or at the regional offices in Chicago and New York. The addresses of these regional offices are as follows: 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material also can be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fees prescribed by the rules and regulations of the SEC at prescribed rates.

Registration statements have been filed with the SEC, Washington, D.C., under the Securities Act of 1933 as amended, relating to the contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statements and the exhibits filed as part of the registration statements Reference should be made to such registration statements and exhibits for further information concerning the separate account, First SunAmerica and its general account, the Portfolios and the contract.


The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by First SunAmerica.

SELECTED FINANCIAL INFORMATION


The following selected financial information of First SunAmerica Life Insurance Company, insofar as it relates to each of the fiscal years 1993 - 1997, has been derived from audited annual financial statements, including the balance sheets at September 30, 1996 and 1997 and the related statements of income and of cash flows for each of the three years in the period ended September 30, 1997 and the notes thereto appearing elsewhere herein. The information for the three months ended December 31, 1996 and 1997 has been derived from unaudited financial information also appearing herein and which, in the opinion of management, includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the unaudited interim periods.



This information should be read in conjunction with the financial statements and notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations, both of which follow this selected information.



                                                                                                         THREE MONTHS ENDED
                                                             YEARS ENDED SEPTEMBER 30,                      DECEMBER 31,
                                               ------------------------------------------------------   ---------------------
                                                 1993       1994       1995       1996        1997        1996        1997
                                               --------   --------   --------   --------   ----------   --------   ----------
                                                                               (IN THOUSANDS)
RESULTS OF OPERATIONS
Net investment income........................  $  1,161   $  1,892   $  2,784   $  2,798   $   19,205   $    636   $    8,547
Net realized investment gains (losses).......     1,932        445     (1,348)      (539)       5,020        459        2,075
Fee income...................................       284        749        606        911        3,521        348        1,653
General and administrative expenses..........    (1,408)    (1,319)    (1,004)    (1,480)      (3,222)      (357)        (944)
Amortization of deferred acquisition costs...      (220)        --       (300)      (500)     (10,386)      (302)      (4,026)
Annual commissions...........................       (44)       (30)       (33)       (19)        (195)        (4)        (112)
                                               --------   --------   --------   --------   ----------   --------   ----------
PRETAX INCOME................................     1,705      1,737        705      1,171       13,943        780        7,193
Income tax expense...........................      (829)      (655)      (182)      (448)      (5,090)      (316)      (2,919)
                                               --------   --------   --------   --------   ----------   --------   ----------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING FOR INCOME TAXES................       876      1,082        523        723        8,853        464        4,274
Cumulative effect of change in accounting for
  income taxes...............................        --       (725)        --         --           --         --           --
                                               --------   --------   --------   --------   ----------   --------   ----------
NET INCOME...................................  $    876   $    357   $    523   $    723   $    8,853   $    464   $    4,274
                                               ========   ========   ========   ========   ==========   ========   ==========






                                                                  AT SEPTEMBER 30,                         AT DECEMBER 31,
                                               ------------------------------------------------------   ---------------------
                                                 1993       1994       1995       1996        1997        1996        1997
                                               --------   --------   --------   --------   ----------   --------   ----------
                                                                               (IN THOUSANDS)
FINANCIAL POSITION
Investments..................................  $ 85,130   $ 78,928   $121,218   $153,237   $1,690,232   $172,392   $1,617,007
Variable annuity assets......................    24,695     26,390     32,760     68,901      171,475     85,426      194,892
Deferred acquisition costs...................     2,540      5,651      6,491     12,127       96,516     14,627       93,087
Deferred income taxes receivable.............     1,031        886         --         --           --         --           --
Other assets.................................     3,876      2,282      2,688      2,603       26,267      2,956       21,224
                                               --------   --------   --------   --------   ----------   --------   ----------
TOTAL ASSETS.................................  $117,272   $114,137   $163,157   $236,868   $1,984,490   $275,401   $1,926,210
                                               ========   ========   ========   ========   ==========   ========   ==========
Reserves for fixed annuity contracts.........  $ 68,228   $ 66,881   $106,332   $140,613   $1,556,656   $162,771   $1,534,514
Variable annuity liabilities.................    24,695     26,390     32,760     68,901      171,475     85,426      194,892
Other reserves, payables and accrued
  liabilities................................     1,220      1,051      2,003      2,784       83,297      1,105       18,328
Deferred income taxes........................        --         --        244      1,350        4,984      1,902        5,878
Shareholder's equity.........................    23,129     19,815     21,818     23,220      168,078     24,197      172,598
                                               --------   --------   --------   --------   ----------   --------   ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY...  $117,272   $114,137   $163,157   $236,868   $1,984,490   $275,401   $1,926,210
                                               ========   ========   ========   ========   ==========   ========   ==========

MANAGEMENT DISCUSSION AND ANALYSIS


Management's discussion and analysis of financial condition and results of operations of First SunAmerica Life Insurance Company ("First SunAmerica") for the three years in the period ended September 30, 1997 follows. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, First SunAmerica cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, First SunAmerica, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent First SunAmerica's beliefs concerning future levels of sales and redemptions of First SunAmerica's products, investment spreads and yields, or the earnings and profitability of First SunAmerica's activities.



Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond First SunAmerica's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, First SunAmerica. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation. Others may relate to First SunAmerica specifically, such as credit, volatility and other risks associated with First SunAmerica's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by First SunAmerica with the SEC. First SunAmerica disclaims any obligation to update forward-looking information.



RESULTS OF OPERATIONS FOR THE FISCAL YEARS 1995, 1996 AND 1997



NET INCOME totaled $8.9 million in 1997, compared with $0.7 million in 1996 and $0.5 million in 1995. On March 31, 1997, SunAmerica Life Insurance Company, the direct parent of First SunAmerica, completed the acquisition of all of the outstanding stock of John Alden Life Insurance Company of New York ("JANY"). On October 31, 1997, JANY was merged with and into First SunAmerica ("the JANY merger"). On the date of acquisition, JANY had assets having an aggregate fair value of $1.54 billion, composed primarily of invested assets totaling $1.40 billion. Liabilities assumed in this acquisition totaled $1.41 billion, including $1.36 billion of fixed annuity reserves. An amount equal to the excess of the purchase price over the fair value of the net assets acquired, amounting to $103.7 million at September 30, 1997, is included in Deferred Acquisition Costs in the balance sheet. The parent accounted for the acquisition by using the purchase method of accounting and all purchase accounting adjustments were pushed down to the accounts of JANY. First SunAmerica has accounted for the JANY merger by using the pooling method from the date of acquisition. Accordingly, the income statement includes the operating results of JANY only for the period from April 1, 1997 through September 30, 1997. Consequently, operating results for the fiscal years 1997, 1996 and 1995 are not comparable. On a pro forma basis, using the historical operating results of JANY and assuming the merger had been consummated on October 1, 1994, the beginning of the earliest period presented, net income would have been $12.4 million in 1997, $6.7 million in 1996 and $5.0 million in 1995.



PRETAX INCOME totaled $13.9 million in 1997, $1.2 million in 1996 and $0.7 million in 1995. This $12.7 million improvement in 1997 over 1996 primarily resulted from increased net investment income and net realized investment gains, partially offset by increased amortization of deferred acquisition costs, which were primarily related to the operations of JANY. The $0.5 million improvement in 1996 over 1995 primarily resulted from a decline in net realized investment losses, partially offset by increased general and administrative expenses.



NET INVESTMENT INCOME, which is the spread between the income earned on invested assets and the interest paid on fixed annuities, totaled $19.2 million in 1997 and $2.8 million in each of 1996 and 1995. These amounts equal 2.24% on average invested assets (computed on a daily basis) of $887.4 million in 1997, 2.08% on average invested assets of $134.5 million in 1996 and 2.70% on average invested assets of $103.2 million in 1995. On a pro forma basis, assuming the merger had been consummated on October 1, 1994, net investment income on related average invested assets would have been 2.05% in 1997, 1.83% in 1996 and 1.24% in 1995.



Net investment spreads include the effect of income earned on the excess of average invested assets over average interest-bearing liabilities. This excess amounted to $34.8 million in 1997, $13.8 million in 1996 and $17.6 million in 1995. The difference between First

SunAmerica's yield on average invested assets and the rate paid on average interest-bearing liabilities (the "Spread Difference") was 2.12% in 1997, 1.47% in 1996 and 1.69% in 1995. On a pro forma basis, assuming the merger had been consummated on October 1, 1994, the Spread Difference would have been 1.91% in 1997, 1.67% in 1996 and 1.12% in 1995.



Investment income (and the related yields on average invested assets) totaled $65.6 million (7.41%) in 1997, compared with $10.0 million (7.40%) in 1996 and $7.8 million (7.59%) in 1995. Investment income in 1997 increased primarily as a result of higher levels of average invested assets resulting from the merger of JANY with First SunAmerica. The higher yield in 1995 reflected the effects of both higher short-term interest rates and extension fee income earned on certain bonds. On a pro forma basis, assuming the merger had been consummated on October 1, 1994, the yields on related average invested assets would have been 7.37% in 1997, 7.41% in 1996 and 7.28% in 1995.



Total interest expense equaled $46.4 million in 1997, $7.2 million in 1996 and $5.0 million in 1995. The average rate paid on fixed annuity contracts was 5.28% in 1997, 5.93% in 1996 and 5.90% in 1995. Interest expense in 1997 increased primarily as a result of the higher levels of average fixed annuity reserves resulting from the JANY merger. Fixed annuity contracts averaged $1.54 billion during 1997, compared with $120.6 million during 1996 and $85.5 million during 1995. On a pro forma basis, assuming the merger had been consummated on October 1, 1994, the average rate paid on all interest-bearing liabilities would have been 5.45% in 1997, 5.74% in 1996 and 6.16% in 1995.



GROWTH IN AVERAGE INVESTED ASSETS since 1995 primarily reflects the impact of the merger of JANY with and into First SunAmerica. As part of the merger on October 31, 1997, invested assets increased by $1.50 billion. Average invested assets also increased as a result of the sales of First SunAmerica's fixed-rate products, consisting of fixed annuity premiums (including those for the fixed accounts of variable annuity products). Fixed annuity premiums totaled $131.7 million in 1997, compared with $45.4 million in 1996 and $51.7 million in 1995. These premiums include premiums for the fixed accounts of variable annuities totaling $68.9 million, $41.2 million and $2.9 million, respectively, which have increased primarily because of increased sales of First SunAmerica's Polaris product and greater inflows into the one-year fixed account of that product. First SunAmerica has observed that many purchasers of its variable annuity contracts allocate new premiums to the one-year fixed account and concurrently elect the option to dollar cost average into one or more variable funds. Accordingly, First SunAmerica anticipates that it will see a large portion of these premiums transferred into the variable funds.


NET REALIZED INVESTMENT GAINS totaled $5.0 million in 1997, compared to $0.5 million of losses in 1996 and $1.3 million of losses in 1995. Net realized investment gains in 1997 include impairment writedowns of $0.1 million. Net realized investment losses in 1996 include impairment writedowns of $0.1 million. Therefore, net gains from sales of investments totaled $5.1 million in 1997 and net losses from sales of investments totaled $0.4 million in 1996. There were no impairment writedowns in 1995.



First SunAmerica sold invested assets, principally bonds and notes, aggregating $734.2 million, $80.0 million and $57.7 million in 1997, 1996 and 1995, respectively. Sales of investments result from the active management of First SunAmerica's investment portfolio. Because sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales of investments fluctuate from period to period, and represent 0.32%, 0.27% and 1.31% of average invested assets for 1997, 1996 and 1995, respectively. Active portfolio management involves the ongoing evaluation of assets sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of First SunAmerica's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit and interest-rate risk.



VARIABLE ANNUITY FEES are based on the market value of assets in separate accounts supporting variable annuity contracts. Such fees totaled $1.7 million in 1997, $0.7 million in 1996 and $0.4 million in 1995. These increased fees reflect growth in average variable annuity assets, principally due to the receipt of variable annuity premiums, increased market values and net exchanges into the separate accounts from the fixed accounts of variable annuity contracts, partially offset by surrenders. Variable annuity assets averaged $111.8 million during 1997, $46.2 million during 1996 and $27.8 million during 1995. Variable annuity premiums, which exclude premiums allocated to the fixed accounts of variable annuity products, totaled $56.3 million in 1997, $28.6 million in 1996 and $5.9 million in 1995. Sales of variable annuity products (which include premiums allocated to the fixed accounts) ("Variable Annuity Product Sales") amounted to $125.2 million, $69.8 million and $8.8 million in 1997, 1996 and 1995, respectively. Increases in Variable Annuity Product Sales are due, in part, to market share gains through enhanced distribution efforts and growing consumer demand for flexible retirement savings products that offer a variety of equity, fixed income and guaranteed fixed account investment choices. First SunAmerica has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future. Also, recent administration budget proposals include the proposed taxation of exchanges involving variable annuity contracts and reallocation within variable annuity contracts and certain other proposals relating to annuities (see "Regulation").



SURRENDER CHARGES on fixed and variable annuities totaled $1.8 million in 1997, compared with $221,000 in 1996 and $194,000 in 1995. Increased surrender charges in 1997 reflect the JANY merger. Surrender charges generally are assessed on annuity withdrawals at declining rates during the first seven years of an annuity contract. Withdrawal payments, which include surrenders and lump-sum annuity benefits, totaled $93.5 million (including $72.9 million attributable to the merger) in 1997, compared with $12.7 million in 1996 and $17.7 million in 1995. These payments represent 9.87% (10.80% of average fixed annuity reserves associated with the merger), 8.06% and 16.93%, respectively, of average fixed and variable annuity reserves. Withdrawals include variable annuity withdrawals from the separate accounts totaling $5.3 million in 1997, $2.8 million in 1996 and $3.6 million in 1995. Higher withdrawal payments in 1997 are due to the significant growth in First SunAmerica's annuity reserves. Higher withdrawals in 1995 compared to 1996 are due to policies coming off surrender charge restrictions. Management anticipates that withdrawal rates will gradually increase in future periods.



GENERAL AND ADMINISTRATIVE EXPENSES totaled $3.2 million in 1997, compared with $1.5 million in 1996 and $1.0 million in 1995. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.



AMORTIZATION OF DEFERRED ACQUISITION COSTS totaled $10.4 million in 1997, compared with $0.5 million in 1996 and $0.3 million in 1995. The increase in amortization primarily reflects the amortization of the deferred acquisition costs attributable to the JANY merger, which aggregated $9.2 million in 1997. Amortization has also increased during the three-year period due to additional fixed and variable annuity sales and the subsequent amortization of related deferred commissions and other direct selling costs.



ANNUAL COMMISSIONS represent renewal commissions, including those paid quarterly in arrears to maintain the persistency of certain of First SunAmerica's annuity contracts. Annual commissions totaled $195,000 in 1997, $19,000 in 1996 and $33,000 in 1995. The increase in 1997 is primarily attributable to the annuity contracts acquired in the merger. Based on current sales, First SunAmerica estimates that such annual commissions will increase in future periods.



INCOME TAX EXPENSE totaled $5.1 million in 1997, compared with $0.4 million in 1996 and $0.2 million in 1995, representing effective tax rates of 37% in 1997, 38% in 1996 and 26% in 1995. The differing tax rates for 1996 and 1995 reflect changes in state income tax expense.



FINANCIAL CONDITION AND LIQUIDITY



SHAREHOLDER'S EQUITY increased to $168.1 million at September 30, 1997 from $23.2 million at September 30, 1996, primarily due to $130.0 million of additional paid-in capital resulting from the JANY merger. Shareholder's equity also increased due to $8.9 million of net income recorded in 1997 and $5.8 million of net unrealized gains on debt and equity securities available for sale (credited directly to shareholder's equity), versus $0.2 million of net unrealized losses on such securities recorded at September 30, 1996.



INVESTED ASSETS at year end totaled $1.69 billion in 1997, compared with $153.2 million at year-end 1996. This increase primarily resulted from the JANY merger (with related invested assets aggregating $1.50 billion at the date of the merger). Sales of fixed annuities also contributed to this increase in invested assets.



The Company manages most of its invested assets internally. The Company's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, First SunAmerica has determined that all of its portfolio of bonds and notes (the "Bond Portfolio") is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, First SunAmerica's need for liquidity and other similar factors.



THE BOND PORTFOLIO, which comprises 88% of First SunAmerica's total investment portfolio (at amortized cost), had an aggregate fair value that exceeded its amortized cost by $40.1 million at September 30, 1997. At September 30, 1996, the amortized cost exceeded the fair value of the Bond Portfolio by $0.5 million. The net unrealized gains on the Bond Portfolio since September 30, 1996 reflect the increased size of the Portfolio and the lower prevailing interest rates at September 30, 1997 compared to those at September 30, 1996.



At September 30, 1997, the Bond Portfolio (at amortized cost) included $1.43 billion of bonds rated by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Duff & Phelps Credit Rating Co. ("DCR"), Fitch Investors Service, L.P. ("Fitch") or the National Association of Insurance Commissioners ("NAIC"), and $29.0 million of bonds rated by First SunAmerica pursuant to statutory ratings guidelines established by the NAIC. At September 30, 1997, approximately $1.37 billion of the

Bond Portfolio was investment grade, including $522.8 million of U.S. government/agency securities and mortgage-backed securities ("MBSs").



At September 30, 1997, the Bond Portfolio included $91.1 million (at amortized cost with a fair value of $94.4 million) of bonds that were not investment grade. Based on their September 30, 1997 amortized cost, these non-investment-grade bonds accounted for 4.6% of First SunAmerica's total assets and 5.5% of its invested assets.



Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. The Company had no material concentrations of non-investment-grade securities at September 30, 1997. The following table summarizes First SunAmerica's rated bonds by rating classification as of September 30, 1997.

                      RATED BONDS BY RATING CLASSIFICATION
                             (DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------
                                                              ISSUES NOT RATED BY S&P/MOODY'S/
            ISSUES RATED BY S&P/MOODY'S/DCR/FITCH                DCR/FITCH, BY NAIC CATEGORY                  TOTAL
     ---------------------------------------------------    -------------------------------------    ------------------------
          S&P/(MOODY'S)/                      ESTIMATED       NAIC                      ESTIMATED                  PERCENT OF
           [DCR]/[FITCH]        AMORTIZED        FAIR       CATEGORY    AMORTIZED         FAIR       AMORTIZED      INVESTED
            CATEGORY(1)            COST         VALUE         (2)         COST            VALUE         COST       ASSETS(3)
     ------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------------
     AAA to A-
       (Aaa to A3)
       [AAA to A-]
       [AAA to A-]............  $ 935,704     $  961,799        1       $173,912        $178,004     $1,109,616       67.25%
     BBB+ to BBB-
       (Baa1 to Baa3)
       [BBB+ to BBB-]
       [BBB+ to BBB-].........    237,140        243,009        2         21,226          22,021       258,366        15.66
     BB+ to BB-
       (Ba1 to Ba3)
       [BB+ to BB-]
       [BB+ to BB-]...........        993          1,022        3              0               0           993         0.06
     B+ to B-
       (B1 to B3)
       [B+ to B- ]
       [B+ to B- ]............     88,148         91,398        4          1,989           2,000        90,137         5.46
     CCC+ to C
       (Caa to C)
       [CCC]
       [CCC+ to C-]...........          0              0        5              0               0             0         0.00
     C1 to D
       [DD]
       [D]....................          0              0        6              0               0             0         0.00
                                ----------    ----------                --------        --------     ----------
     Total rated issues.......  $1,261,985    $1,297,228                $197,127        $202,025     $1,459,112
                                ==========    ==========                ========        ========     ==========
-----------------------------------------------------------------------------------------------------------------------------

---  ----------------

       TOTAL
     ----------
     ESTIMATED
        FAIR
       VALUE
     ----------


     $1,139,803

        265,030

          1,022

         93,398

              0

              0
     ----------
     $1,499,253
     ==========
-------------------------



(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. DCR rates debt securities in rating categories ranging from AAA (the highest) to DD (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's, DCR and Fitch ratings if rated by multiple agencies.



(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for nondefaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/DCR/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $29.0 million (at amortized cost) of assets that were rated by First SunAmerica pursuant to applicable NAIC rating guidelines.



(3) At amortized cost.



SENIOR SECURED LOANS ("Secured Loans") are included in the Bond Portfolio and their amortized cost aggregated $144.2 million at September 30, 1997. Secured Loans are senior to subordinated debt and equity, and are secured by assets of the issuer. At September 30, 1997, Secured Loans consisted of loans to 65 borrowers spanning 20 industries, with 20% of these assets (at amortized cost) concentrated in utilities, 17% concentrated in financial institutions and 11% concentrated in aerospace-defense. No other industry constituted more than 10% of these assets.



While the trading market for First SunAmerica's privately traded Secured Loans is more limited than for publicly traded issues, management believes that participation in these transactions has enabled First SunAmerica to improve its investment yield. As a result of restrictive financial covenants, these Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for these Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans. The Company's Secured Loans are rated by S&P, Moody's, DCR, Fitch, the NAIC or by First SunAmerica, pursuant to comparable statutory ratings guidelines established by the NAIC.



MORTGAGE LOANS aggregated $131.1 million at September 30, 1997 and consisted of 123 commercial first mortgage loans with an average loan balance of approximately $1.1 million, collateralized by properties located in 29 states. Approximately 58% of this portfolio was retail, 21% was office, 9% was industrial, 9% was multifamily residential and 3% was other types. At September 30, 1997, approximately 13% and 12% of this portfolio were secured by properties located in Florida and New York, respectively, and no more than 10% of this portfolio was secured by properties located in any other single state. At September 30, 1997, there were no mortgage loans with outstanding balances of $10 million or more. Approximately 12.3% of the mortgage loan portfolio consisted of loans with balloon payments due before October 1, 2001. During 1997, 1996 and 1995, loans delinquent by more than 90 days, foreclosed loans and restructured loans have not been significant in relation to the total mortgage loan portfolio.



At September 30, 1997, all mortgage loans were seasoned loans underwritten to First SunAmerica's standards and purchased at or near par from other financial institutions. Such loans generally have higher average interest rates than loans that could be originated today.



ASSET-LIABILITY MATCHING is utilized by First SunAmerica to minimize the risks of interest rate fluctuations and disintermediation. The Company believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. The Company does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed rate investments are priced over the yield curve, and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. The Company's fixed-rate products incorporate surrender charges or other restrictions in order to encourage persistency. Approximately 96% of First SunAmerica's fixed annuity reserves had surrender penalties or other restrictions at September 30, 1997.



As part of its asset-liability matching discipline, First SunAmerica conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used stress-test interest rate scenarios. With the results of these computer simulations, First SunAmerica can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its fixed-rate products and conducting its investment operations to closely match the duration of the fixed-rate assets to that of its fixed-rate liabilities. The Company's fixed-rate assets include: cash and short-term investments; bonds and notes; and mortgage loans. At September 30, 1997, these assets had an aggregate fair value of $1.69 billion with a duration of 4.0. At September 30, 1997, First SunAmerica's fixed annuity liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $1.49 billion with a duration of 3.3. The Company's potential exposure due to a relative 10% increase in interest rates prevalent at September 30, 1997 is a loss of approximately $9.2 million in fair value of its fixed-rate assets that is not offset by an increase in the fair value of its fixed-rate liabilities. Because First SunAmerica actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.



Duration is a common option-adjusted measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. It measures the approximate percentage change in the market value of a portfolio if interest rates change by 100 basis points, recognizing the changes in cash flows resulting from embedded options such as policy surrenders, investment prepayments and bond calls. It also incorporates the assumption that First SunAmerica will continue to utilize its existing strategies of pricing its fixed annuity products, allocating its available cash flow amongst its various investment portfolio sectors and maintaining sufficient levels of liquidity. Because the calculation of duration involves estimation and incorporates assumptions, potential changes in portfolio value indicated by the portfolio's duration will likely be different from the actual changes experienced under given interest rate scenarios, and the differences may be material.



The Company also seeks to provide liquidity from time to time by using reverse repurchase agreements ("Reverse Repos") and by investing in MBSs. It also seeks to enhance its spread income by using Reverse Repos. Reverse Repos involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed upon price and are generally over-collateralized. MBSs are generally investment-grade securities collateralized by large pools of mortgage loans. MBSs generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.



There are risks associated with some of the techniques First SunAmerica uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with First SunAmerica's Reverse Repos is counterparty risk. The Company believes, however, that the counterparties to its Reverse Repos are financially responsible and that the counterparty risk associated with those transactions is minimal. The primary risk associated with MBSs is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase an MBS, First SunAmerica assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once an MBS is purchased, First SunAmerica monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.



INVESTED ASSETS EVALUATION routinely includes a review by First SunAmerica of its portfolio of debt securities.

Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In making these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral.



The carrying values of bonds that are determined to have declines in value that are other than temporary are reduced to net realizable value and no further accruals of interest are made. The valuation allowances on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days.



DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $2.3 million at September 30, 1997 (at amortized cost after impairment writedowns, with a fair value of $2.3 million), and constituted 0.1% of total invested assets. At September 30, 1996, defaulted investments totaled $0.2 million, and constituted 0.1% of total invested assets.



SOURCES OF LIQUIDITY are readily available to First SunAmerica in the form of First SunAmerica's existing portfolio of cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At September 30, 1997, approximately $1.40 billion of First SunAmerica's Bond Portfolio had an aggregate unrealized gain of $40.7 million, while approximately $57.3 million of the Bond Portfolio had an aggregate unrealized loss of $0.5 million. In addition, First SunAmerica's investment portfolio currently provides approximately $14.8 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of First SunAmerica's annuity products have been sufficient in amount to satisfy First SunAmerica's liquidity needs.



Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, First SunAmerica's average cost of funds would increase over time as it prices its new and renewing annuities to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. The Company believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Reverse Repos on First SunAmerica's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.



In a declining rate environment, First SunAmerica's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities. Should increased liquidity be required for withdrawals, First SunAmerica believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.



The Company relies significantly on computer systems and applications in its daily operations. Many of these systems are not presently year 2000 compliant. The Company's business, financial condition and results of operations could be materially and adversely affected by the failure of First SunAmerica's systems and applications (and those operated by third parties interfacing with First SunAmerica's systems and applications) to properly operate or manage dates beyond the year 1999. The Company's Parent has a coordinated plan to repair or replace these noncompliant systems, and to obtain similar assurances from third parties interfacing with First SunAmerica's systems and applications, and expects to significantly complete its plan by the end of the calendar year 1998. The cost of these changes will be substantially borne by First SunAmerica's affiliates and will not have a material impact on First SunAmerica's results of operations.



RESULTS OF OPERATIONS FOR THE FIRST THREE MONTHS OF FISCAL 1998



NET INCOME totaled $4.3 million for the three months ended December 31, 1997 ("the First Quarter 1998"), compared with net income of $0.5 million for the three months ended December 31, 1996 ("the First Quarter 1997"). On a pro forma basis, using the historical operating results of JANY and assuming the merger had been consummated on October 1, 1996, the beginning of the prior-year period discussed herein, net income would have been $2.5 million for the First Quarter 1997.



PRETAX INCOME totaled $7.2 million in the First Quarter 1998, compared with pretax income of $0.8 million in the First Quarter 1997. This $6.4 million improvement primarily resulted from increased net investment income, net realized investment gains and variable annuity fees, partially offset by increased amortization of deferred acquisition costs, which are primarily related to the operations of JANY.



NET INVESTMENT INCOME increased to $8.5 million in the First Quarter 1998 from $0.6 million in the First Quarter 1997. These amounts equal 2.17% on average invested assets (computed on a daily basis) of $1.58 billion in the First Quarter 1998 and 1.58% on average invested assets of $160.5 million in the First Quarter 1997. As a result of the merger, net investment income as a percent of average invested assets has increased. On a pro forma basis, assuming the merger had been consummated on October 1, 1996, net investment income on related average invested assets would have totaled $7.7 million, representing 1.96% on pro forma average invested assets of $1.56 billion, for the First Quarter 1997.



The excess of average invested assets over average interest-bearing liabilities amounted to $30.9 million in the First Quarter 1998 and $10.8 million in the First Quarter 1997. The Spread Difference was 2.06% in the First Quarter 1998 and 1.18% in the First Quarter 1997. On a pro forma basis, assuming the merger had been consummated on October 1, 1996, the Spread Difference would have been 1.78% for the First Quarter 1997.



Investment income (and the related yields on average invested assets) totaled $29.9 million (7.57%) in the First Quarter 1998, compared with $2.9 million (7.21%) in the First Quarter 1997. Investment income increased primarily because of the higher levels of average invested assets resulting from the merger of JANY with First SunAmerica. On a pro forma basis, assuming the merger had been consummated on October 1, 1996, investment income would have been $28.8 million (7.37%) for the First Quarter 1997. Investment yields were higher in the First Quarter 1998 because a reapportionment of the portfolio resulted in the acquisition of higher-yielding bonds.



Total interest expense equaled $21.3 million in the First Quarter 1998 and $2.3 million in the First Quarter 1997. The average rate paid on all interest-bearing liabilities was 5.51% in the First Quarter 1998 and 6.03% in the First Quarter 1997. Interest-bearing liabilities averaged $1.55 billion in the First Quarter 1998 and $149.7 million in the First Quarter 1997. On a pro forma basis, assuming the merger had been consummated on October 1, 1996, the average rate paid on interest-bearing liabilities would have been 5.59% for the First Quarter 1997.



NET REALIZED INVESTMENT GAINS totaled $2.1 million in the First Quarter 1998, compared with $0.5 million in the First Quarter 1997. There were no impairment writedowns in the First Quarters of 1998 and 1997.



The Company sold invested assets, principally bonds and notes, aggregating $228.3 million and $7.4 million in the First Quarter 1998 and the First Quarter 1997, respectively. Sales of investments result from the active management of First SunAmerica's investment portfolio. Because sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales of investments fluctuate from period to period, and represent 0.13% and 0.29% of average invested assets for the First Quarter 1998 and the First Quarter 1997, respectively.



VARIABLE ANNUITY FEES totaled $0.7 million in the First Quarter 1998 and $0.3 million in the First Quarter 1997. These increased fees reflect growth in average variable annuity assets, principally due to the receipt of variable annuity premiums, increased market values and net exchanges into the separate accounts from the fixed accounts of variable annuity contracts, partially offset by surrenders. Variable annuity assets averaged $180.9 million during the First Quarter 1998 and $77.6 million during the First Quarter 1997. Variable Annuity Product Sales amounted to $23.6 million in the First Quarter 1998 and $37.1 million in the First Quarter 1997. The decline in Variable Annuity Product Sales may be attributed to more restrictive fixed-rate promotions in the First Quarter 1998 than in the First Quarter 1997.



SURRENDER CHARGES on fixed and variable annuities totaled $1.0 million in the First Quarter 1998, compared with $56,000 in the First Quarter 1997. Withdrawal payments totaled $57.7 million (including $51.5 million attributable to the merger) in the First Quarter 1998 and $3.8 million in the First Quarter 1997. These payments represent 13.6% (15.3% of average fixed annuity reserves associated with the merger) and 7.0%, respectively, of the aggregate of average fixed and variable annuity reserves. Withdrawals include variable annuity payments from the separate accounts totaling $2.0 million in the First Quarter 1998 and $1.3 million in the First Quarter 1997, and represent 4.4% and 7.0%, respectively, of average variable annuity liabilities. Approximately 92% of First SunAmerica's fixed annuity reserves had surrender penalties or other restrictions at December 31, 1997. Management anticipates that withdrawal rates will gradually increase in the foreseeable future.



GENERAL AND ADMINISTRATIVE EXPENSES totaled $0.9 million in the First Quarter 1998 and $0.4 million in the First Quarter 1997. Expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.



AMORTIZATION OF DEFERRED ACQUISITION COSTS totaled $4.0 million in the First Quarter 1998, compared with $0.3 million in the First Quarter 1997. The increase in amortization primarily reflects the amortization of the deferred acquisition costs attributable to the merger, which aggregated $3.5 million. Amortization has also increased due to additional fixed and variable annuity sales and the subsequent amortization of related deferred commissions and other direct selling costs.



ANNUAL COMMISSIONS totaled $112,000 in the First Quarter 1998 and $4,000 in the First Quarter 1997. This increase is primarily attributable to the annuity contracts acquired in the merger. Based on current sales, First SunAmerica estimates that such annual commissions will increase in future periods.



INCOME TAX EXPENSE totaled $2.9 million in the First Quarter 1998, compared with $0.3 million in the First Quarter 1997, representing effective annualized tax rates of 41% in both periods.



FINANCIAL CONDITION AND LIQUIDITY AT DECEMBER 31, 1997



SHAREHOLDER'S EQUITY increased 2.7% to $172.6 million at December 31, 1997 from $168.1 million at September 30, 1997, primarily due to the $4.3 million of net income recorded in the First Quarter 1998 and the $0.2 million increase in net unrealized gains on debt and equity securities available for sale.



TOTAL ASSETS decreased by 2.9% to $1.93 billion at December 31, 1997 from $1.98 billion at September 30, 1997, principally due to a $73.2 million decrease in invested assets, partially offset by a $23.4 million increase in variable annuity assets.



INVESTED ASSETS at December 31, 1997 totaled $1.62 billion, compared with $1.69 billion at September 30, 1997. This 4.3% decrease primarily resulted from the $34.8 million payment to Bankers Life Insurance Company in connection with the sale of JANY's life and accident and health business and from a $22.1 million decline in the reserve for fixed annuities.



THE BOND PORTFOLIO, which comprises 87% of First SunAmerica's total investment portfolio (at amortized cost), had an aggregate fair value that exceeded its amortized cost by $39.4 million at December 31, 1997. At September 30, 1997, the fair value of the Bond Portfolio exceeded its amortized cost by $40.1 million.



At December 31, 1997, the Bond Portfolio (at amortized cost) included $1.34 billion of bonds rated by S&P, Moody's, DCR, Fitch or under comparable statutory rating guidelines established by the NAIC, and $28.1 million of bonds rated by First SunAmerica pursuant to statutory ratings guidelines established by the NAIC. At December 31, 1997, approximately $1.28 billion of the Bond Portfolio (at amortized cost) was investment grade, including $484.0 million of U.S. government/agency securities and MBSs.



At December 31, 1997, the Bond Portfolio included $93.0 million (at amortized cost with a fair value of $95.7 million) of bonds that were not rated investment grade. Based on their December 31, 1997 amortized cost, these non-investment-grade bonds accounted for 4.8% of First SunAmerica's total assets and 5.9% of invested assets. The Company had no material concentrations of non-investment-grade securities at December 31, 1997.



SECURED LOANS are included in the Bond Portfolio and their amortized cost aggregated $131.4 million at December 31, 1997. At December 31, 1997, Secured Loans consisted of $118.6 million of publicly traded securities and $12.8 million of privately traded securities. These secured loans are composed of loans to 66 borrowers spanning 19 industries, with 19% of these assets (at amortized cost) concentrated in utilities, 13% concentrated in financial institutions, 12% concentrated in aerospace-defense and 11% concentrated in technology. No other industry constituted more than 8% of these assets.



MORTGAGE LOANS aggregated $130.0 million at December 31, 1997 and consisted of 123 commercial first mortgage loans with an average loan balance of approximately $1.1 million, collateralized by properties located in 29 states. Approximately 57.6% of this portfolio was retail, 21.1% was office, 9.5% was industrial and 11.8% was other types. At December 31, 1997, approximately 13% and 12% of this portfolio were secured by properties located in Florida and New York, respectively, and no more than 10% of this portfolio was secured by properties located in any other single state. At December 31, 1997, there were no mortgage loans with outstanding balances of $10 million or more, and approximately 14.2% of the mortgage loan portfolio consisted of loans with balloon payments due before January 1, 2001. During the three months ended December 31, 1997, loans delinquent by more than 90 days, foreclosed loans and restructured loans have not been significant in relation to the total mortgage loan portfolio.



At December 31, 1997, all mortgage loans were seasoned loans underwritten to First SunAmerica's standards and purchased at or near par from other financial institutions.



At December 31, 1997, First SunAmerica's fixed-rate assets had an aggregate fair value of $1.62 billion with a duration of 3.9. At December 31, 1997, First SunAmerica's fixed annuity liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $1.47 billion with a duration of 3.4. The Company's potential exposure due to a relative 10% increase in interest rates prevalent at December 31, 1997 is a loss of approximately $7.9 million in fair value of its fixed-rate assets that is not offset by an increase in the fair value of its fixed-rate liabilities. Because First SunAmerica actively manages its assets and liabilities and has strategies in place to maintain its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.



DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $2.3 million at December 31, 1997 and September 30, 1997 (at amortized cost, with a fair value of $2.3 million), and constituted 0.1% of total invested assets.



SOURCES OF LIQUIDITY are readily available to First SunAmerica in the form of First SunAmerica's existing portfolio of cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At December 31, 1997, approximately $1.30 billion of First SunAmerica's Bond Portfolio had an aggregate unrealized gain of $44.2 million, while approximately $67.2 million of the Bond Portfolio had an aggregate unrealized loss of $4.8 million. In addition, First SunAmerica's investment portfolio currently provides approximately $15.1 million of monthly cash flow from scheduled principal and interest payments.


PROPERTIES

First SunAmerica's executive offices and its principal office are in leased premises at 733 Third Avenue, New York, New York 10017. First SunAmerica, through an affiliate, also leases office space in Los Angeles, Woodland Hills and Torrance, California.

First SunAmerica believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its business.

DIRECTORS AND EXECUTIVE OFFICERS


First SunAmerica's directors and officers as of February 28, 1998 are listed below:


                                                                                            OTHER POSITIONS AND
                                                                   YEAR                       OTHER BUSINESS
                                         PRESENT                  ASSUMED                    EXPERIENCE WITHIN
       NAME          AGE               POSITION(S)              POSITION(S)                  LAST FIVE YEARS**
==============================================================================================================================
Eli Broad*           64   Chairman, Chief Executive Officer and    1994      Co-founded SunAmerica Inc. (SAI) in 1957
                          President of First SunAmerica
                          Chairman, Chief Executive Officer and    1986
                          President of SAI
------------------------------------------------------------------------------------------------------------------------------
Jay S. Wintrob*      40   Executive Vice President of First        1991      (Joined SAI in 1987)
                          SunAmerica
                          Vice Chairman of SAI                     1995
------------------------------------------------------------------------------------------------------------------------------
James R. Belardi*    40   Senior Vice President of First           1992      Vice President and Treasurer (Jointed SAI in
                          SunAmerica                                         1986)
                          Executive Vice President of SAI          1995
------------------------------------------------------------------------------------------------------------------------------
Jana W. Greer*       45   Senior Vice President of First           1991      (Jointed SAI in 1974)
                          SunAmerica and SAI
------------------------------------------------------------------------------------------------------------------------------
Peter McMillan,      40   Executive Vice President and Chief       1994      Senior Vice President, SunAmerica Investments,
  III*                    Investment Officer of SunAmerica                   Inc.
                          Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------
Scott L. Robinson*   51   Senior Vice President and Treasurer      1991      (Joined SAI in 1978)
                          of First SunAmerica
                          Senior Vice President and Controller
                          of SAI
------------------------------------------------------------------------------------------------------------------------------
James W. Rowan*      35   Senior Vice President of First           1996      Vice President
                          SunAmerica and SAI                                 Assistant to the Chairman
                                                                             Senior Vice President, Security Pacific Corp.
------------------------------------------------------------------------------------------------------------------------------
Lorin M. Fife*       44   Senior Vice President, General           1994      Vice President and General Counsel - Regulatory
                          Counsel and Assistant Secretary of                 Affairs of SAI
                          First SunAmerica
                          Senior Vice President and General        1995      Vice President and Associate General Counsel of
                          Counsel - Regulatory Affairs of SAI                SAI (Joined SAI in 1989)
------------------------------------------------------------------------------------------------------------------------------
Susan L. Harris*     41   Senior Vice President and Secretary      1994      Vice President, General Counsel - Corporate
                          of First SunAmerica                                Affairs and Secretary of SAI
                          Senior Vice President, General           1995      Vice President, Associate General Counsel and
                          Counsel - Corporate Affairs and                    Secretary of SAI (Joined SAI in 1985)
                          Secretary of SAI
------------------------------------------------------------------------------------------------------------------------------
N. Scott Gillis      44   Senior Vice President and Controller     1994      Vice President and Controller, SunAmerica Life
                          of First SunAmerica                                Companies
                          Vice President of SAI                    1997      (Joined SAI in 1985)
------------------------------------------------------------------------------------------------------------------------------
Edwin R. Reoliquio   40   Senior Vice President and Chief          1995      Vice President and Actuary, SunAmerica Life
                          Actuary of First SunAmerica                        Companies
------------------------------------------------------------------------------------------------------------------------------
Victor E. Akin       33   Senior Vice President of First           1996      Vice President, SunAmerica Life Companies
                          SunAmerica
                                                                             Director, SunAmerica Life Companies
                                                                             Manager, SunAmerica Life Companies
                                                                             Actuary, Milliman & Robertson
                                                                             Consultant, Chalke Inc.
------------------------------------------------------------------------------------------------------------------------------
Scott H. Richland    35   Vice President                           1994      Vice President and Treasurer of SAI
                          Senior Vice President of SAI             1997      Vice President and Asst. Treasurer of SAI
                                                                             Asst. Treasurer of SAI
                                                                             Director, SunAmerica Investments, Inc.
                                                                             (Joined SAI in 1990)
------------------------------------------------------------------------------------------------------------------------------
David W. Ferguson    44   Director                                 1987      Partner, Davis Polk & Wardwell
------------------------------------------------------------------------------------------------------------------------------
Thomas A. Harnett    73   Director                                 1987      Partner, Lane & Mitterdorf, LLP
------------------------------------------------------------------------------------------------------------------------------
Margery K. Neale     38   Director                                 1996      Partner, Shereff, Friedman, Hoffman & Goodman,
                                                                             LLP
------------------------------------------------------------------------------------------------------------------------------
Lester Pollack       64   Director                                 1987      Chief Executive Officer, Centre Partners, L.P.
                                                                             General Partner, Lazard Freres & Co.
                                                                             Senior Managing Director, Corporate Partners,
                                                                             L.P.
------------------------------------------------------------------------------------------------------------------------------
Richard D. Rohr      71   Director                                 1987      Partner, Bodman, Longley & Dahling
==============================================================================================================================


       NAME           FROM-TO
------------------------------
----------------------------------------
Eli Broad*

--------------------------------------------------
Jay S. Wintrob*

------------------------------------------------------------
James R. Belardi*    1989-1992

----------------------------------------------------------------------
Jana W. Greer*

--------------------------------------------------------------------------------
Peter McMillan,      1989-1994
  III*

------------------------------------------------------------------------------------------
Scott L. Robinson*

----------------------------------------------------------------------------------------------------
James W. Rowan*      1993-1995
                       1992
                     1986-1992
--------------------------------------------------------------------------------------------------------------
Lorin M. Fife*       1994-1995

                     1989-1994

------------------------------------------------------------------------------------------------------------------------
Susan L. Harris*     1994-1995

                     1989-1994

------------------------------------------------------------------------------------------------------------------------------
N. Scott Gillis      1989-1994

------------------------------------------------------------------------------------------------------------------------------
Edwin R. Reoliquio   1990-1995

------------------------------------------------------------------------------------------------------------------------------
Victor E. Akin       1995-1996

                     1994-1995
                     1993-1994
                     1992-1993
                     1991-1992
------------------------------------------------------------------------------------------------------------------------------
Scott H. Richland    1995-1997
                     1994-1995
                     1993-1994
                     1990-1993

------------------------------------------------------------------------------------------------------------------------------
David W. Ferguson     1980 to
                      present
------------------------------------------------------------------------------------------------------------------------------
Thomas A. Harnett     1989 to
                      present
------------------------------------------------------------------------------------------------------------------------------
Margery K. Neale      1990 to
                      present
------------------------------------------------------------------------------------------------------------------------------
Lester Pollack        1986 to
                      present
                      1986 to
                      present
                      1988 to
                      present
------------------------------------------------------------------------------------------------------------------------------
Richard D. Rohr       1958 to
                      present
==============================================================================================================================


 * Also serves as a director.
** Unless otherwise indicated, offices and positions are with SunAmerica Inc.

EXECUTIVE COMPENSATION

All of the executive officers of First SunAmerica also serve as employees of SunAmerica Inc. or its affiliates and receive no compensation directly from First SunAmerica. Some of the officers also serve as officers of other companies affiliated with First SunAmerica. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of First SunAmerica.

The following table shows the cash compensation paid or earned, based on these allocations, to the chief executive officer and top four executive officers of First SunAmerica whose allocated compensation exceeds $100,000 and to all executive officers of First SunAmerica as a group for services rendered in all capacities in First SunAmerica during 1997:


------------------------------------------------------------
NAME OF
INDIVIDUAL                                         ALLOCATED
OR NUMBER              CAPACITIES IN                    CASH
IN GROUP               WHICH SERVED             COMPENSATION
------------------------------------------------------------
 Eli Broad           Chairman, Chief Executive    $ 8,700
                       Officer and President
 Joseph M. Tumbler   Executive Vice President       5,438
 Jay S. Wintrob      Executive Vice President       5,438
 James R. Belardi    Senior Vice President          2,538
 Jana Waring Greer   Senior Vice President          4,812
 All Executive
   Officers as a
   Group (14)                                     $46,308
------------------------------------------------------------

Directors of First SunAmerica who are also employees of SunAmerica Inc. or its affiliates receive no compensation in addition to their compensation as employees of SunAmerica Inc. or its affiliates.

SECURITY OWNERSHIP OF OWNERS AND MANAGEMENT


No shares of First SunAmerica owned by any executive officer or director. First SunAmerica is an indirect wholly-owned subsidiary of SunAmerica Inc. Except for Mr. Eli Broad, Chairman and Chief Executive Officer of SunAmerica Inc., the percentage of shares of SunAmerica Inc. beneficially owned by any director does not exceed one percent of the class outstanding. At February 28, 1998, Mr. Broad was the beneficial owner of 10,705,879 shares of Common Stock (5.7% of the class outstanding) and 13,740,441 shares of Class B Common Stock (84.4% of the class outstanding). Of the Common Stock, 1,063,773 shares represent restricted shares granted under SunAmerica Inc.'s employee stock plans as to which Mr. Broad has no investment power; 113,769 shares are registered in the name of a corporation of which Mr. Broad is a director and has sole voting and dispositive powers, 97,704 shares are held by a foundation of which Mr. Broad is a director and shares voting and dispositive powers; 6,949,512 shares represent employee stock options held by Mr. Broad which are or will become exercisable on or before May 15, 1998 and as to which he has no voting or investment power. Of the Class B Stock, 12,684,210 shares are held directly by Mr. Broad; and 1,056,231 shares are registered in the name of a corporation as to which Mr. Broad exercises sole voting and dispositive powers. At February 28, 1998, all directors and officers as a group beneficially owned 14,108,892 shares of Common Stock (7.5% of the class outstanding) and 13,740,441 shares of Class B Common Stock (84.4% of the class outstanding).



REGULATION


First SunAmerica is subject to regulation and supervision by the insurance regulatory agencies of the States of New York, New Mexico and Nebraska, the states in which First SunAmerica is authorized to transact business. State insurance laws establish supervisory agencies with broad administrative and supervisory powers. Principal among these powers are granting and revoking licenses to transact business, regulating marketing and other trade practices, operating guaranty associations, licensing agents, approving policy forms, regulating certain premium rates, regulating insurance holding company systems, establishing reserve requirements, prescribing the form and content of required financial statements and reports, performing financial, market conduct and other examinations, determining the reasonableness and adequacy of statutory capital and surplus, defining acceptable accounting principles regulating the type, valuation and amount of investments permitted, and limiting the amount of dividends that can be paid and the size of transactions that can be consummated without first obtaining regulatory approval.

During the last decade, the insurance regulatory framework has been placed under increased scrutiny by various states, the federal government and the NAIC. Various states have considered or enacted legislation that changes, and in many cases increases, the states' authority to regulate insurance companies. Legislation has been introduced from time to time in Congress that could result in the federal government assuming some role in the regulation of insurance companies or allowing combinations between insurance companies, banks and other entities. In recent years, the NAIC has approved and recommended to the states for adoption and implementation several regulatory initiatives designed to reduce the risk of insurance company insolvencies and market conduct violations. These initiatives include investment reserve requirements, risk-based capital standards, codification of insurance accounting principles, new investment standards and restrictions on an insurance company's ability to pay dividends to its stockholders. The

NAIC is also currently developing model laws relating to product design and illustrations for annuity products. Current proposals are still being debated and First SunAmerica is monitoring developments in this area and the effects any changes would have on First SunAmerica.


From time to time, Federal initiatives are proposed that could affect First SunAmerica's businesses. Such initiatives include employee benefit plan regulations and tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products. Recent administration budget proposals include the proposed taxation of exchanges involving variable annuity contracts and reallocations within variable annuity contracts and certain other proposals relating to annuities. First SunAmerica believes these proposals have a small likelihood of being enacted, because they would discourage retirement savings and there is strong popular and industry opposition to them. Other proposals made in recent years to limit the tax deferral of annuities have not been enacted. First SunAmerica believes that certain of the proposals, if implemented, would have an adverse effect on First SunAmerica's ability to sell variable annuities, and, consequently, on its results of operations. However, First SunAmerica would not expect this to materially impact earnings in the near term because First SunAmerica believes that adoption of the administration proposals, however unlikely, would reduce annuity surrenders on the existing block of variable annuity contracts and the ongoing earnings potential arising from that block would offset the near-term economic impact of the potential decrease in sales.


INDEPENDENT ACCOUNTANTS

The financial statements of First SunAmerica as of September 30, 1997 and 1996 and for each of the three years in the period ended September 30, 1997 included in this prospectus have been included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

=============================================================
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
=============================================================


Separate Account..............................    3
General Account...............................    4
Performance Data..............................    4
Annuity Payments..............................    9
Annuity Unit Values...........................   10
Taxes.........................................   13
Distribution of Contracts.....................   17
Financial Statements..........................   17


=============================================================
                              FINANCIAL STATEMENTS
=============================================================

The consolidated financial statements of First SunAmerica which are included in this prospectus should be considered only as bearing on the ability First SunAmerica to meet its obligations with respect to amounts allocated to the fixed investment options and with respect to the death benefit and our assumption of the mortality and expense risks and the risks that the withdrawal charge will not be sufficient to cover the cost of distributing the contracts. They should not be considered as bearing on the investment performance of the variable Portfolios. The value of the variable Portfolios is affected primarily by the performance of the underlying investments.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of


First SunAmerica Life Insurance Company



In our opinion, the accompanying balance sheet and the related income statement and statement of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company (the "Company") at September 30, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended September 30, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



As discussed in Note 2, the financial statements for the year ended September 30, 1997 have been restated to reflect the merger of John Alden Life Insurance Company of New York ("JANY") with and into the Company. The merger was accounted for similar to a pooling of interest. The income statement includes the operating results of JANY only for the period from April 1, 1997 (the date of acquisition of JANY by SunAmerica Life Insurance Company, the direct parent of the Company) through September 30, 1997. We have audited the adjustments that were applied to restate the 1997 financial statements. In our opinion, such adjustments are appropriate and have been properly applied to the 1997 financial statements.



Price Waterhouse LLP


Los Angeles, California


March 25, 1998

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                                 BALANCE SHEET



                                                         SEPTEMBER 30,    SEPTEMBER 30,        DECEMBER 31,
                                                             1996              1997                1997
                                                         -------------    --------------      --------------
                                                                                               (UNAUDITED)
ASSETS
Investments:
  Cash and short-term investments......................  $  6,707,000     $   50,585,000      $   71,060,000
  Bonds and notes available for sale, at fair value
     (amortized cost: September 1996, $146,908,000;
     September 1997, $1,459,112,000; December 1997,
     $1,368,509,000)...................................   146,401,000      1,499,253,000       1,407,942,000
  Mortgage loans.......................................            --        131,117,000         130,023,000
  Other invested assets................................       129,000          9,277,000           7,982,000
                                                         ------------     --------------      --------------
  Total investments....................................   153,237,000      1,690,232,000       1,617,007,000
Variable annuity assets................................    68,901,000        171,475,000         194,892,000
Accrued investment income..............................     1,462,000         22,243,000          19,524,000
Deferred acquisition costs.............................    12,127,000         96,516,000          93,087,000
Income taxes currently receivable......................       299,000                 --                  --
Other assets...........................................       842,000          4,024,000           1,700,000
                                                         ------------     --------------      --------------
TOTAL ASSETS...........................................  $236,868,000     $1,984,490,000      $1,926,210,000
                                                         ============     ==============      ==============






LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts.................  $140,613,000    $1,556,656,000      $1,534,514,000
  Payable to brokers for purchases of securities.......     1,939,000        12,460,000                  --
  Income taxes currently payable.......................            --         2,236,000           4,395,000
  Other liabilities....................................       845,000        68,601,000          13,933,000
                                                         ------------    --------------      --------------
  Total reserves, payables and accrued liabilities.....   143,397,000     1,639,953,000       1,552,842,000
                                                         ------------    --------------      --------------
Variable annuity liabilities...........................    68,901,000       171,475,000         194,892,000
                                                         ------------    --------------      --------------
Deferred income taxes..................................     1,350,000         4,984,000           5,878,000
                                                         ------------    --------------      --------------
Shareholder's equity:
  Common Stock.........................................     3,000,000         3,000,000           3,000,000
  Additional paid-in capital...........................    14,428,000       144,428,000         144,428,000
  Retained earnings....................................     5,973,000        14,826,000          19,099,000
  Net unrealized gains (losses) on debt and equity
     securities available for sale.....................      (181,000)        5,824,000           6,071,000
                                                         ------------    --------------      --------------
  Total shareholder's equity...........................    23,220,000       168,078,000         172,598,000
                                                         ------------    --------------      --------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY.............  $236,868,000    $1,984,490,000      $1,926,210,000
                                                         ============    ==============      ==============



                            (See accompanying notes)

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                                INCOME STATEMENT



                                                                                     THREE MONTHS ENDED
                                             YEARS ENDED SEPTEMBER 30,                  DECEMBER 31,
                                      ----------------------------------------   --------------------------
                                         1995          1996           1997          1996           1997
                                      -----------   -----------   ------------   -----------   ------------
                                                                                        (UNAUDITED)
Investment income...................  $ 7,834,000   $ 9,957,000   $ 65,559,000   $ 2,893,000   $ 29,882,000
Interest expense on:
  Fixed annuity contracts...........   (5,042,000)   (7,155,000)   (45,765,000)   (2,257,000)   (21,307,000)
  Senior indebtedness...............       (8,000)       (4,000)      (589,000)           --        (28,000)
                                      -----------   -----------   ------------   -----------   ------------
TOTAL INTEREST EXPENSE..............   (5,050,000)   (7,159,000)   (46,354,000)   (2,257,000)   (21,335,000)
                                      -----------   -----------   ------------   -----------   ------------
NET INVESTMENT INCOME...............    2,784,000     2,798,000     19,205,000       636,000      8,547,000
                                      -----------   -----------   ------------   -----------   ------------
NET REALIZED INVESTMENT GAINS
  (LOSSES)..........................   (1,348,000)     (539,000)     5,020,000       459,000      2,075,000
                                      -----------   -----------   ------------   -----------   ------------
Fee Income:
  Variable annuity fees.............      412,000       690,000      1,712,000       292,000        699,000
  Surrender charges.................      194,000       221,000      1,809,000        56,000        954,000
                                      -----------   -----------   ------------   -----------   ------------
TOTAL FEE INCOME....................      606,000       911,000      3,521,000       348,000      1,653,000
                                      -----------   -----------   ------------   -----------   ------------
GENERAL AND ADMINISTRATIVE
  EXPENSES..........................   (1,004,000)   (1,480,000)    (3,222,000)     (357,000)      (944,000)
                                      -----------   -----------   ------------   -----------   ------------
AMORTIZATION OF DEFERRED ACQUISITION
  COSTS.............................     (300,000)     (500,000)   (10,386,000)     (302,000)    (4,026,000)
                                      -----------   -----------   ------------   -----------   ------------
ANNUAL COMMISSIONS..................      (33,000)      (19,000)      (195,000)       (4,000)      (112,000)
                                      -----------   -----------   ------------   -----------   ------------
PRETAX INCOME.......................      705,000     1,171,000     13,943,000       780,000      7,193,000
Income tax expense..................     (182,000)     (448,000)    (5,090,000)     (316,000)    (2,919,000)
                                      -----------   -----------   ------------   -----------   ------------
NET INCOME..........................  $   523,000   $   723,000   $ 8,853,0000   $   464,000   $  4,274,000
                                      ===========   ===========   ============   ===========   ============



                             See accompanying notes

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                            STATEMENT OF CASH FLOWS



                                                                                                     THREE MONTHS ENDED
                                                         YEARS ENDED SEPTEMBER 30,                      DECEMBER 31,
                                              -----------------------------------------------   ----------------------------
                                                  1995            1996             1997             1996           1997
                                              -------------   -------------   ---------------   ------------   -------------
                                                                                                        (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income..................................  $     523,000   $     723,000   $     8,853,000   $    464,000   $   4,274,000
Adjustments to reconcile net income to net
  cash provided by operating activities:
      Interest credited to:
           Fixed annuity contracts..........      5,042,000       7,155,000        45,765,000      2,257,000      21,307,000
      Net realized investment (gains)
         losses.............................      1,348,000         539,000        (5,020,000)      (459,000)     (2,075,000)
      Accretion of net discounts on
         investments........................       (394,000)       (343,000)       (1,070,000)       (55,000)       (543,000)
      Amortization of goodwill..............         58,000          58,000            58,000         15,000          14,000
      Provision for deferred income taxes...        333,000         740,000           401,000        276,000         761,000
Change in:
  Deferred acquisition costs................     (2,740,000)     (5,736,000)       (4,215,000)    (2,700,000)       (471,000)
  Income taxes receivable/payable...........       (418,000)       (322,000)        2,535,000         40,000       2,159,000
Other, net..................................       (323,000)       (254,000)       (7,059,000)      (192,000)      4,701,000
                                              -------------   -------------   ---------------   ------------   -------------
NET CASH PROVIDED (USED) BY OPERATING
  ACTIVITIES:...............................      3,429,000       2,560,000        40,248,000       (354,000)     30,127,000
                                              -------------   -------------   ---------------   ------------   -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds and notes.........................   (125,130,000)   (124,681,000)   (2,013,314,000)   (32,592,000)   (173,754,000)
    Common stock............................       (112,000)             --                --             --         (11,000)
  Sales of:
    Bonds and notes.........................     55,553,000      80,440,000       650,841,000      7,227,000     230,398,000
    Mortgage loans..........................             --              --        88,371,000             --              --
    Common stock............................             --              --           140,000        139,000              --
  Redemptions and maturities of:
    Bonds and notes.........................     21,369,000      11,514,000     1,142,900,000        608,000      23,953,000
    Mortgage loans..........................         35,000       4,736,000        13,520,000             --       1,258,000
                                              -------------   -------------   ---------------   ------------   -------------
NET CASH PROVIDED (USED) BY INVESTING
  ACTIVITIES................................    (48,285,000)    (27,991,000)     (117,542,000)   (24,618,000)     81,844,000
                                              -------------   -------------   ---------------   ------------   -------------



                             See accompanying notes

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                            STATEMENT OF CASH FLOWS



                                                                                                     THREE MONTHS ENDED
                                                         YEARS ENDED SEPTEMBER 30,                      DECEMBER 31,
                                              -----------------------------------------------   ----------------------------
                                                  1995            1996             1997             1996           1997
                                              -------------   -------------   ---------------   ------------   -------------
                                                                                                        (UNAUDITED)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on fixed annuity
    contracts...............................  $  51,681,000   $  45,417,000   $   131,711,000   $ 25,828,000   $  30,790,000
  Net exchanges from the fixed accounts of
    variable annuity contracts..............        (87,000)     (4,719,000)      (22,346,000)    (2,551,000)    (11,632,000)
  Withdrawal payments on fixed annuity
    contracts...............................    (14,131,000)     (9,850,000)      (88,229,000)    (2,451,000)    (55,669,000)
  Claims and annuity payments on fixed
    annuity contracts.......................     (2,974,000)     (3,752,000)      (13,774,000)      (932,000)     (6,925,000)
  Capital contributions.....................             --              --         5,000,000             --              --
  Net receipts from (repayments of) other
    short-term financings...................      1,964,000      (1,340,000)       23,429,000         (1,000)    (13,284,000)
  Cession of non-annuity product lines......             --              --                --             --     (34,776,000)
                                              -------------   -------------   ---------------   ------------   -------------
NET CASH PROVIDED (USED) BY FINANCING
  ACTIVITIES................................     36,453,000      25,756,000        35,791,000     19,893,000     (91,496,000)
                                              -------------   -------------   ---------------   ------------   -------------
NET INCREASE (DECREASE) IN CASH AND
  SHORT-TERM INVESTMENTS....................     (8,403,000)        325,000       (41,503,000)    (5,079,000)     20,475,000
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING
  OF PERIOD.................................     14,785,000       6,382,000         6,707,000      6,707,000      50,585,000
                                              -------------   -------------   ---------------   ------------   -------------
CASH AND SHORT-TERM INVESTMENTS OF MERGED
  ENTITY AT DATE OF MERGER..................             --              --        85,381,000             --              --
CASH AND SHORT-TERM INVESTMENTS AT END OF
  PERIOD....................................  $   6,382,000   $   6,707,000   $    50,585,000   $  1,628,000      71,060,000
                                              =============   =============   ===============   ============   =============
SUPPLEMENTAL CASH FLOW INFORMATION:
    Interest paid on indebtedness...........  $       8,000   $       4,000   $       589,000   $         --   $      28,000
                                              =============   =============   ===============   ============   =============
    Net income taxes paid...................  $     254,000   $      30,000   $     2,154,000   $         --   $       1,000
                                              =============   =============   ===============   ============   =============



                             See accompanying notes

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



1. NATURE OF OPERATIONS



First SunAmerica Life Insurance Company (The "Company") is a New York- domiciled life insurance company engaged primarily in the business of writing fixed and variable annuity contracts in the state of New York.



The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest; strengths, weaknesses and volatility of equity markets; and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.



2. MERGER



On March 31, 1997, SunAmerica Life Insurance Company, the direct parent of the Company, completed the acquisition of all of the outstanding stock of John Alden Life Insurance Company of New York ("JANY"). On October 31, 1997, JANY was merged with and into the Company. On the date of acquisition, JANY had assets having an aggregate fair value of $1,536,179,000, composed primarily of invested assets totaling $1,403,807,000. Liabilities assumed in this acquisition totaled $1,411,179,000, including $1,363,764,000 of fixed annuity reserves. An amount equal to the excess of the purchase price over the fair value of the net assets acquired, amounting to $103,695,000 at September 30, 1997, is included in Deferred Acquisition Costs in the balance sheet. The parent accounted for the acquisition by using the purchase method of accounting and all purchase accounting adjustments were pushed down to the accounts of JANY. The Company has accounted for the JANY merger by using the pooling method from the date of acquisition. Accordingly, the income statement includes the operating results of JANY only for the period from April 1, 1997 through September 30, 1997. On a pro forma basis, assuming the acquisition and merger had occurred on October 1, 1994, the beginning of the earliest period presented, revenues (net investment income, net realized investment losses and fee income) would have been $40,891,000, $29,768,000 and $18,508,000, and net income would have been
$12,434,000, $6,710,000 and $5,038,000 for the years ended September 30, 1997,
1996 and 1995, respectively.



3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company, an indirect wholly owned subsidiary of SunAmerica Inc. (the "Parent"). Certain prior period amounts have been reclassified to conform with the 1997 presentation.



The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.



INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.



Bonds and notes available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds and notes are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.



Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Other invested assets include real estate, which is carried at the lower of cost or fair value, and policy loans, which are carried at unpaid balances.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. Premiums and discounts on investments are amortized to investment income using the interest method over the contractual lives of the investments.



DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Deferred acquisition costs consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.



As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. Deferred Acquisition Costs have been decreased by $31,200,000 at September 30, 1997 and increased by $100,000 at September 30, 1996 for this adjustment.



VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.



GOODWILL: Goodwill, amounting to $763,000 at September 30, 1997, is amortized by using the straight-line method over a period of 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.



CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).



FEE INCOME: Variable annuity fees and surrender charges are recorded in income as earned.



INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. The Company will file a separate tax return for the operations of JANY for the six months ended September 30, 1997. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



4. INVESTMENTS



The amortized cost and estimated fair value of bonds and notes available for sale by major category follow:



                                                                                ESTIMATED
                                                               AMORTIZED           FAIR
                                                                  COST            VALUE
                                                             --------------   --------------
AT SEPTEMBER 30, 1997:
  Securities of the United States Government...............  $   36,083,000   $   36,950,000
  Mortgage-backed securities...............................     487,585,000      501,683,000
  Securities of public utilities...........................      50,855,000       53,018,000
  Corporate bonds and notes................................     754,322,000      775,073,000
  Other debt securities....................................     130,267,000      132,529,000
                                                             --------------   --------------
  Total available for sale.................................  $1,459,112,000   $1,499,253,000
                                                             ==============   ==============
AT SEPTEMBER 30, 1996:
  Securities of the United States Government...............  $    9,631,000   $    9,562,000
  Mortgage-backed securities...............................      75,846,000       75,607,000
  Securities of public utilities...........................       1,032,000          971,000
  Corporate bonds and notes................................      41,545,000       41,722,000
  Other debt securities....................................      18,854,000       18,539,000
                                                             --------------   --------------
  Total available for sale.................................  $  146,908,000   $  146,401,000
                                                             ==============   ==============



The amortized cost and estimated fair value of bonds and notes available for sale by contractual maturity, as of September 30, 1997, follow:



                                                                                ESTIMATED
                                                               AMORTIZED           FAIR
                                                                  COST            VALUE
                                                             --------------   --------------
Due in one year or less....................................  $    1,054,000   $    1,056,000
Due after one year through five years......................     251,938,000      256,383,000
Due after five years through ten years.....................     556,697,000      574,199,000
Due after ten years........................................     161,838,000      165,932,000
Mortgage-backed securities.................................     487,585,000      501,683,000
                                                             --------------   --------------
Total available for sale...................................  $1,459,112,000   $1,499,253,000
                                                             ==============   ==============



Actual maturities of bonds and notes will differ from those shown above due to prepayments and redemptions.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



4. INVESTMENTS (CONTINUED)


Gross unrealized gains and losses on bonds and notes available for sale by major category follow:



                                                                 GROSS         GROSS
                                                              UNREALIZED    UNREALIZED
                                                                 GAINS        LOSSES
                                                              -----------   -----------
AT SEPTEMBER 30, 1997:
  Securities of the United States Government................  $   867,000   $        --
  Mortgage-backed securities................................   14,177,000       (78,000)
  Securities of public utilities............................    2,163,000            --
  Corporate bonds and notes.................................   21,181,000      (430,000)
  Other debt securities.....................................    2,269,000        (8,000)
                                                              -----------   -----------
  Total available for sale..................................  $40,657,000   $  (516,000)
                                                              ===========   ===========
AT SEPTEMBER 30, 1996:
  Securities of the United States
  Government................................................  $    55,000   $  (124,000)
  Mortgage-backed securities................................      515,000      (754,000)
  Securities of public utilities............................           --       (61,000)
  Corporate bonds and notes.................................      749,000      (572,000)
  Other debt securities.....................................        3,000      (318,000)
                                                              -----------   -----------
  Total available for sale                                    $ 1,322,000   $(1,829,000)
                                                              ===========   ===========



At September 30, 1997, gross unrealized gains on equity securities available for sale aggregated $19,000 and there were no unrealized losses. At September 30, 1996, gross unrealized gains on equity securities available for sale aggregated $129,000 and there were no unrealized losses.



Gross realized investment gains and losses on sales of investments are as follows:



                                                                    YEARS ENDED SEPTEMBER 30,
                                                              -------------------------------------
                                                                 1997         1996         1995
                                                              ----------   ----------   -----------
BONDS AND NOTES:
  Realized gains............................................  $6,441,000   $1,039,000   $   423,000
  Realized losses...........................................  (1,466,000)  (1,295,000)   (1,771,000)
COMMON STOCKS:
  Realized gains/losses.....................................     140,000     (112,000)           --
MORTGAGE LOANS:
  Realized gains/losses.....................................     (15,000)          --            --
IMPAIRMENT WRITEDOWNS.......................................     (80,000)    (171,000)           --
                                                              ----------   ----------   -----------
  Total net realized investment gains/losses................  $5,020,000   $ (539,000)  $(1,348,000)
                                                              ==========   ==========   ===========



The sources and related amounts of investment income are as follows:



                                                                    YEARS ENDED SEPTEMBER 30,
                                                              -------------------------------------
                                                                 1997          1996         1995
                                                              -----------   ----------   ----------
Short-term investments......................................  $ 1,334,000   $  390,000   $1,045,000
Bonds and notes.............................................   56,253,000    9,186,000    6,291,000
Mortgage loans..............................................    7,714,000      381,000      498,000
Other invested assets.......................................      258,000           --           --
                                                              -----------   ----------   ----------
  Total investment income...................................  $65,559,000   $9,957,000   $7,834,000
                                                              ===========   ==========   ==========

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



4. INVESTMENTS (CONTINUED)


Expenses incurred to manage the investment portfolio amounted to $387,000 for the year ended September 30, 1997, $121,000 for the year ended September 30, 1996, and $125,000 for the year ended September 30, 1995 and are included in General and Administrative Expenses in the income statement.



At September 30, 1997, no investment exceeded 10% of the Company's shareholder's equity.



At September 30, 1997, bonds and notes included $91,130,000 (fair value of $94,420,000) of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at September 30, 1997.



At September 30, 1997, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 13% of the aggregate carrying value of the portfolio secured by properties located in Florida and approximately 12% by properties located in New York. No more than 10% of the portfolio was secured by properties in any other single state.



At September 30, 1997, the amortized cost of investments in default as to the payment of principal or interest was $2,259,000, all of which were mortgage loans. Such nonperforming investments had an estimated fair value equal to their carrying value.



At September 30, 1997, $25,529,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.



5. FAIR VALUE OF FINANCIAL INSTRUMENTS



The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.



The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.



The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:



CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.



BONDS AND NOTES: Fair value is based principally on independent pricing services, broker quotes and other independent information.



MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.



VARIABLE ANNUITY ASSETS: Variable annuity assets are carried at the market value of the underlying securities.



RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.



PAYABLE TO BROKERS FOR PURCHASES OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.



VARIABLE ANNUITY LIABILITIES: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



5. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The estimated fair values of the Company's financial instruments at September 30, 1997 and 1996, compared with their respective carrying values, are as follows:



                                                                 CARRYING            FAIR
                                                                  VALUE             VALUE
                                                              --------------    --------------
1997:
ASSETS:
  Cash and short-term investments...........................  $   50,585,000    $   50,585,000
  Bonds and notes...........................................   1,499,253,000     1,499,253,000
  Mortgage loans............................................     131,117,000       136,648,000
  Variable annuity assets...................................     171,475,000       171,475,000
LIABILITIES:
  Reserves for fixed annuity contracts......................   1,556,656,000     1,486,551,000
  Payable to brokers for purchases of securities............      12,460,000        12,460,000
  Variable annuity liabilities..............................     171,475,000       163,045,000
                                                              ==============    ==============
1996:
ASSETS:
  Cash and short-term investments...........................  $    6,707,000    $    6,707,000
  Bonds and notes...........................................     146,401,000       146,401,000
  Common stocks.............................................         129,000           129,000
  Variable annuity assets...................................      68,901,000        68,901,000
LIABILITIES:
  Reserves for fixed annuity contracts......................     140,613,000       134,479,000
  Payable to brokers for purchases of securities............       1,939,000         1,939,000
  Variable annuity liabilities..............................      68,901,000        65,546,000
                                                              ==============    ==============



6. CONTINGENT LIABILITIES



The Company is involved in various kinds of litigation common to its business. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



7. SHAREHOLDER'S EQUITY



The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At September 30, 1997 and 1996, 300 shares were outstanding.



Changes in shareholder's equity are as follows:



                                                                     YEARS ENDED SEPTEMBER 30,
                                                              ----------------------------------------
                                                                  1997          1996          1995
                                                              ------------   -----------   -----------
ADDITIONAL PAID-IN CAPITAL:
  Beginning balance.........................................  $ 14,428,000   $14,428,000   $14,428,000
  Additional paid-in capital acquired as a result of the
     merger with JANY.......................................   125,000,000            --            --
  Capital contributions received............................     5,000,000            --            --
                                                              ------------   -----------   -----------
  Ending balance............................................  $144,428,000   $14,428,000   $14,428,000
                                                              ============   ===========   ===========
RETAINED EARNINGS:
  Beginning balance.........................................  $  5,973,000   $ 5,250,000   $ 4,727,000
  Net income................................................     8,853,000       723,000       523,000
                                                              ------------   -----------   -----------
  Ending balance............................................  $ 14,826,000   $ 5,973,000   $ 5,250,000
                                                              ============   ===========   ===========
NET UNREALIZED GAINS/LOSSES ON DEBT AND EQUITY SECURITIES
  AVAILABLE FOR SALE:
  Beginning balance.........................................  $   (181,000)  $  (860,000)  $(2,340,000)
  Change in net unrealized gains/losses on debt securities
     available for sale.....................................    40,648,000       939,000     4,254,000
  Change in net unrealized gains/losses on equity securities
     available for sale.....................................      (110,000)      206,000       (77,000)
  Change in adjustment to deferred acquisition costs........   (31,300,000)     (100,000)   (1,900,000)
  Tax effect of net changes.................................    (3,233,000)     (366,000)     (797,000)
                                                              ------------   -----------   -----------
  Ending balance............................................  $  5,824,000   $  (181,000)  $  (860,000)
                                                              ============   ===========   ===========



For a life insurance company domiciled in the State of New York, no dividend may be distributed to any shareholder unless notice of the domestic insurer's intention to declare such dividend and the amount have been filed with the Superintendent of Insurance not less than 30 days in advance of such proposed declaration, or if the Superintendent disapproves the distribution of the dividend within the 30-day period. No dividends were paid in fiscal years 1997, 1996 or 1995.



Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1997 was $6,336,000. The statutory net loss for the year ended December 31, 1996 was $450,000 and the statutory net loss for the year ended December 31, 1995 was $2,083,000. The Company's statutory capital and surplus was $79,169,000 at September 30, 1997, $13,126,000 at December 31, 1996 and
$13,862,000 at December 31, 1995.

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



8. INCOME TAXES



The components of the provisions for income taxes on pretax income consist of the following:



                                                               NET REALIZED
                                                                INVESTMENT
                                                              GAINS (LOSSES)   OPERATIONS     TOTAL
                                                              --------------   ----------   ----------
1997:
Currently payable...........................................    $1,790,000     $2,899,000   $4,689,000
Deferred....................................................       (11,000)       412,000      401,000
                                                                ----------     ----------   ----------
          Total income tax expense..........................    $1,779,000     $3,311,000   $5,090,000
                                                                ==========     ==========   ==========
1996:
Currently payable                                               $ (121,000)    $ (171,000)  $ (292,000)
Deferred                                                          (105,000)       845,000      740,000
                                                                ----------     ----------   ----------
          Total income tax expense                              $ (226,000)    $  674,000   $  448,000
                                                                ==========     ==========   ==========
1995:
Currently payable...........................................    $ (592,000)    $  441,000   $ (151,000)
Deferred....................................................       (28,000)       361,000      333,000
                                                                ----------     ----------   ----------
          Total income tax expense..........................    $ (620,000)    $  802,000   $  182,000
                                                                ==========     ==========   ==========



Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:



                                                                 YEARS ENDED SEPTEMBER 30,
                                                              --------------------------------
                                                                 1997        1996       1995
                                                              ----------   --------   --------
Amount computed at statutory rate...........................  $4,880,000   $410,000   $247,000
Increases (decreases) resulting from:
  Amortization of differences between book and tax bases of
     net assets acquired....................................      20,000     20,000     20,000
  State income taxes, net of federal tax benefit............     200,000     25,000    (86,000)
  Other, net................................................     (10,000)    (7,000)     1,000
                                                              ----------   --------   --------
          Total income tax expense..........................  $5,090,000   $448,000   $182,000
                                                              ==========   ========   ========



Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:



                                                                    SEPTEMBER 30,
                                                              --------------------------
                                                                  1997          1996
                                                              ------------   -----------
DEFERRED TAX LIABILITIES:
Investments.................................................  $    891,000   $   225,000
Deferred acquisition costs..................................    30,144,000     3,902,000
Net unrealized gains on debt and equity securities available
  for sale..................................................     3,136,000            --
Other liabilities...........................................       125,000        84,000
                                                              ------------   -----------
Total deferred tax liabilities..............................    34,296,000     4,211,000
                                                              ------------   -----------
DEFERRED TAX ASSETS:
Contractholder reserves.....................................   (26,202,000)   (2,582,000)
State income taxes..........................................       (80,000)      (79,000)
Net unrealized losses on debt and equity securities
  available for sale........................................            --       (97,000)
Other assets................................................    (3,030,000)     (103,000)
                                                              ------------   -----------
Total deferred tax assets...................................   (29,312,000)   (2,861,000)
                                                              ------------   -----------
Deferred income taxes.......................................  $  4,984,000   $ 1,350,000
                                                              ============   ===========

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY



                         NOTES TO FINANCIAL STATEMENTS



9. RELATED PARTY MATTERS



The Company pays commissions to three affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp. and Royal Alliance Associates, Inc. These broker-dealers represent a significant portion of the Company's business, amounting to approximately 38.9%, 57.9% and 31.2% of premiums in 1997, 1996 and 1995, respectively. Commissions paid to these broker-dealers totaled $4,486,000 in 1997, $2,646,000 in 1996, and $761,000 in 1995. No single unaffiliated broker-dealer was responsible for more than 9% of total sales in the years ended September 30, 1997, 1996, and 1995.



The Company paid occupancy and office services expenses to Royal Alliance Associates, Inc. totaling $15,000 for the year ended September 30, 1996 and $113,000 for the year ended September 30, 1995. The Company paid no such charges in the year ended September 30, 1997.



The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, Inc., whose purpose is to provide services to the SunAmerica companies. Amounts paid for such services totaled $2,454,000 for the year ended September 30, 1997, $2,097,000 for the year ended September 30, 1996 and $722,000 for the year ended September 30, 1995. Such amounts are included in General and Administrative Expenses in the income statement.

================================================================================
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
================================================================================


                                                     INCEPTION TO    FISCAL YEAR    FISCAL YEAR
                    PORTFOLIOS                         11/30/95       11/30/96       11/30/97
===============================================================================================
Capital Appreciation (Inception Date - 4/6/95)
  Beginning AUV....................................     $11.35          $14.19          $17.63
  End AUV..........................................     $14.19          $17.63          $21.26
  End #AUs.........................................     52,583         242,433         510,291
-----------------------------------------------------------------------------------------------
Growth (Inception Date - 4/6/95)
  Beginning AUV....................................     $11.02          $12.95           $16.32
  End AUV..........................................     $12.95          $16.32          $20.31
  End #AUs.........................................     15,156         104,264         196,539
-----------------------------------------------------------------------------------------------
Natural Resources (Inception Date - 5/30/95)
  Beginning AUV....................................     $10.17          $10.78          $12.13
  End AUV..........................................     $10.78          $12.13          $11.14
  End #AUs.........................................      5,306          62,002         112,509
-----------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date -
  5/3/95)
  Beginning AUV....................................     $10.55          $11.51          $11.94
  End AUV..........................................     $11.51          $11.94          $12.65
  End #AUs.........................................     37,576         127,538         190,449
-----------------------------------------------------------------------------------------------
International Growth and Income (Inception Date -
  6/9/97)
  Beginning AUV....................................         --              --          $10.00
  End AUV..........................................         --              --          $10.33
  End #AUs.........................................         --              --          86,248
-----------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 6/3/96)
  Beginning AUV....................................         --          $10.00          $10.29
  End AUV..........................................         --          $10.29          $11.51
  End #AUs.........................................         --         160,390         478,003
-----------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date
  - 4/12/95)
  Beginning AUV....................................      $9.45          $10.07          $11.39
  End AUV..........................................     $10.07          $11.39          $11.62
  End #AUs.........................................     58,058         355,952         753,010
-----------------------------------------------------------------------------------------------
Global Equities (Inception Date - 5/22/95)
  Beginning AUV....................................     $11.99          $13.01          $15.15
  End AUV..........................................     $13.01          $15.15          $16.90
  End #AUs.........................................     26,604         117,488         310,271
-----------------------------------------------------------------------------------------------
Emerging Markets (Inception Date - 6/12/97)
  Beginning AUV....................................         --              --          $10.00
  End AUV..........................................         --              --           $7.97
  End #AUs.........................................         --              --          85,313
-----------------------------------------------------------------------------------------------
Putnam Growth* (Inception Date - 4/6/95)
  Beginning AUV....................................     $10.36          $12.60          $14.88
  End AUV..........................................     $12.60          $14.88          $18.47
  End #AUs.........................................     31,960         114,619         231,883
-----------------------------------------------------------------------------------------------
Real Estate (Inception Date - 6/2/97)
  Beginning AUV....................................         --              --          $10.00
  End AUV..........................................         --              --          $11.44
  End #AUs.........................................         --              --          56,379
-----------------------------------------------------------------------------------------------
Growth/Phoenix Investment Counsel (Inception Date -
  4/6/95)
  Beginning AUV....................................     $10.61          $12.81          $14.94
  End AUV..........................................     $12.81          $14.94          $17.63
  End #AUs.........................................     22,973          94,650         154,635
-----------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 4/6/95)
  Beginning AUV....................................     $11.52          $15.44          $19.46
  End AUV..........................................     $15.44          $19.46          $24.51
  End #AUs.........................................     52,943         322,225         679,444
-----------------------------------------------------------------------------------------------
* Formerly named Provident Growth.

                                                     INCEPTION TO    FISCAL YEAR    FISCAL YEAR
                    PORTFOLIOS                         11/30/95       11/30/96       11/30/97
===============================================================================================
Venture Value (Inception Date - 4/6/95)
  Beginning AUV....................................     $10.84          $13.29          $16.68
  End AUV..........................................     $13.29          $16.68          $21.30
  End #AUs.........................................    113,664         605,579       1,424,342
-----------------------------------------------------------------------------------------------
Federated Value (Inception Date - 6/3/96)
  Beginning AUV....................................         --          $10.00          $11.00
  End AUV..........................................         --          $11.00          $13.62
  End #AUs.........................................         --          69,098         218,504
-----------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 4/12/95)
  Beginning AUV....................................     $11.15          $13.32          $16.70
  End AUV..........................................     $13.32          $16.70          $21.41
  End #AUs.........................................     45,266         259,344         614,307
-----------------------------------------------------------------------------------------------
Utility (Inception Date - 6/3/96)
  Beginning AUV....................................         --          $10.00          $10.67
  End AUV..........................................         --          $10.67          $12.74
  End #AUs.........................................         --          20,721          59,907
-----------------------------------------------------------------------------------------------
Asset Allocation (Inception Date - 4/24/95)
  Beginning AUV....................................     $11.29          $12.64          $14.97
  End AUV..........................................     $12.64          $14.97          $17.98
  End #AUs.........................................     60,824         264,208         581,922
-----------------------------------------------------------------------------------------------
Balanced/Phoenix Investment Counsel (Inception Date
  - 5/8/95)
  Beginning AUV....................................     $10.90          $12.33          $13.82
  End AUV..........................................     $12.33          $13.82          $15.45
  End #AUs.........................................     41,654         157,110         230,784
-----------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 6/3/96)
  Beginning AUV....................................         --          $10.00          $11.04
  End AUV..........................................         --          $11.04          $13.22
  End #AUs.........................................         --          72,909         240,556
-----------------------------------------------------------------------------------------------
Worldwide High Income (Inception Date - 5/2/95)
  Beginning AUV....................................     $10.16          $11.36          $14.20
  End AUV..........................................     $11.36          $14.20          $15.98
  End #AUs.........................................     21,556         124,728         399,865
-----------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 5/8/95)
  Beginning AUV....................................     $11.18          $11.48          $12.99
  End AUV..........................................     $11.48          $12.99          $14.66
  End #AUs.........................................     40,706         220,725         547,787
-----------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 4/12/95)
  Beginning AUV....................................     $10.21          $11.10          $11.65
  End AUV..........................................     $11.10          $11.65          $12.54
  End #AUs.........................................      5,375          48,161         120,997
-----------------------------------------------------------------------------------------------
Global Bond (Inception Date - 5/2/95)
  Beginning AUV....................................     $10.37          $11.20          $12.25
  End AUV..........................................     $11.20          $12.25          $13.08
  End #AUs.........................................     12,162          52,993         148,602
-----------------------------------------------------------------------------------------------
Cash Management (Inception Date - 4/27/95)
  Beginning AUV....................................     $10.44          $10.67          $11.04
  End AUV..........................................     $10.67          $11.04          $11.43
  End #AUs.........................................     59,731          52,729         231,674


================================================================================

       AUV - Accumulation Unit Value
       AU - Accumulation Units


         AS OF THE DATE OF THIS PROSPECTUS, THE SALE OF CONTRACTS OFFERING THE "DOGS" OF WALL STREET PORTFOLIO HAD NOT BEGUN. THEREFORE, NO CONDENSED
              FINANCIAL INFORMATION FOR THIS PORTFOLIO IS PRESENTED HERE.

================================================================================
                      APPENDIX B - MARKET VALUE ADJUSTMENT
================================================================================

The market value adjustment reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed investment option, the greater the impact of changing interest rates. The impact of the market value adjustment can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                         [(1+I/(1+J+0.0025)](N/12) - 1
     where:

     I is the interest rate you are earning on the money invested in the fixed investment option;

     J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed investment option rounded up to the next full year; and

     N is the number of full months remaining in the term you initially agreed to leave your money in the fixed investment option.

EXAMPLES OF THE MARKET VALUE ADJUSTMENT

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed investment option at a rate of 7%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the 10-year term you initially agreed to leave your money in the fixed investment option (N=18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the market value adjustment. The market value adjustment is assessed on the amount withdrawn less any withdrawal charge.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 3-year fixed investment option is 7.5% and the 5-year fixed investment option is 8.5%. By linear interpolation, the interest rate for the remaining 4 years (3 1/2 years rounded up to the next full year) in the contract is calculated to be 8%.

The market value adjustment factor is = [(1+I)/(1+J+0.0025)](N/12) - 1
                                      = [(1.07)/(1.08+0.0025)](18/12) - 1
                                      = (0.988453)(1.5) - 1
                                      = 0.982729 - 1
                                      = - 0.017271

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:
                        $4,000 X (- 0.017271) = -$69.08

$69.08 represents the market value adjustment that will be deducted from the money remaining in the 10-year fixed investment option.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 3-year fixed investment option is 5.5% and the 5-year fixed investment option is 6.5%. By linear interpolation, the interest rate for the remaining 4 years (3 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.

The market value adjustment factor is = [(1+I/(1+J+0.0025)](N/12) - 1
                                      = [(1.07)/(1.06+0.0025)](18/12) - 1
                                      = (1.007059)(1.5) - 1
                                      = 1.010607 - 1
                                      = +0.010607

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:
                         $4,000 x (+0.010607) = +$42.43

$42.43 represents the market value adjustment that would be added to your withdrawal.

--------------------------------------------------------------------------------

 Please forward a copy (without charge) of the Polaris Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

        Date:   Signed:

 Return to: First SunAmerica Life Insurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                  Fixed and Variable Deferred Annuity Contracts
                                    issued by

                          FS VARIABLE SEPARATE ACCOUNT


               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY




This Statement of Additional Information is not a prospectus; it should be read with the prospectus relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:

                     First SunAmerica Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299



             THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS

                                April 1, 1998

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Separate Account.........................................................     3

General Account..........................................................     4

Performance Data.........................................................     4

Annuity Payments.........................................................     9

Annuity Unit Values......................................................    10

Taxes....................................................................    13

Distribution of Contracts................................................    17

Financial Statements.....................................................    17

--------------------------------------------------------------------------------
                                SEPARATE ACCOUNT
--------------------------------------------------------------------------------

        FS Variable Separate Account was originally established by the First SunAmerica Life Insurance Company (the "Company") on September 9, 1994, pursuant to the provisions of New York law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

        The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

        The separate account is divided into Portfolios, with the assets of each Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the separate account, its Portfolios or the underlying funds. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

        The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

        Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

--------------------------------------------------------------------------------
                                 GENERAL ACCOUNT
--------------------------------------------------------------------------------

        The General Account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one-year fixed investment option available in connection with the general account, as elected by the owner at the time of purchasing a contract. Assets supporting amounts allocated to fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

        The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


--------------------------------------------------------------------------------
                                PERFORMANCE DATA
--------------------------------------------------------------------------------

        From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

        In addition, the separate account may advertise "total return" data for its other Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

        For periods starting prior to the date the contracts were first offered to the public, the total return data for the Portfolios of the separate account will be derived from the performance of the corresponding Portfolios of Anchor Series Trust and SunAmerica Series Trust, modified to reflect the charges and expenses as if the separate account Portfolio had been in existence since the inception date of each respective Anchor Series Trust and SunAmerica Series Trust Portfolio. Thus, such performance figures should not be construed to be actual historic performance of the relevant separate account Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Portfolios of Anchor Series Trust and SunAmerica Series Trust, adjusted to provide direct comparability to the performance of the Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). Anchor Series Trust and SunAmerica Series Trust have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

        Performance data for the various Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

        The annualized current yield and the effective yield for the Cash Management Portfolio for the 7 day period ending November 30, 1997 were 3.76% and 3.83%, respectively.

        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

               Base Period Return = (EV-SV-CAC)/(SV)
        where:

              SV = value of one Accumulation Unit at the start of a 7 day period

              EV = value of one Accumulation Unit at the end of the 7 day period

              CAC = an allocated portion of the $30 annual Contract
                    Administration Charge, prorated for 7 days

        The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Administration Charge (CAC) is first allocated among the Portfolios and the general account so that each Portfolio's allocated portion of the charge is proportional to the percentage of the number of accounts that have money allocated to that Portfolio. The charge is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                    365/7
        Effective Yield = [(Base Period Return + 1)       - 1].

        Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or withdrawal charges.

        The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments, but also on factors such as an owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

        Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER PORTFOLIOS

        The Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return".

        The total returns of the various Portfolios since each Portfolio's inception date are shown below, both with and without an assumed complete redemption at the end of the period.

                      TOTAL ANNUAL RETURN (IN PERCENT) FOR
                       PERIOD ENDING ON NOVEMBER 30, 1997
                        (RETURN WITH/WITHOUT REDEMPTION)


                                        INCEPTION                    SINCE
             PORTFOLIO                    DATE         1 YEAR       INCEPTION
             ---------                    ----         ------       ---------
Anchor Series Trust
  Capital Appreciation                  4/6/95       13.47/20.47    25.31/26.59
  Growth                                4/6/95       17.36/24.36    24.53/25.83
  Natural Resources                     5/30/95     -15.29/-8.29     1.64/3.56
  Gov't & Quality Bond                  5/3/95       -1.03/5.97      5.48/7.24

SunAmerica Series Trust
  Aggressive Growth                     6/3/96        4.77/11.77     5.90/9.77
  International Diversified Equities    4/12/95      -5.11/1.89      6.35/8.05
  Global Equities                       5/22/95       4.46/11.46    12.82/14.45
  Putnam Growth*                        4/6/95       17.03/24.03    22.94/24.27
  Growth/Phoenix Investment Counsel     4/6/95       10.93/17.93    19.65/21.03
  Alliance Growth                       4/6/95       18.85/25.85    31.67/32.85
  Venture Value                         4/6/95       20.61/27.61    27.68/28.93
  Federated Value                       6/3/96       16.71/23.71    19.26/22.92
  Growth-Income                         4/12/95      21.10/28.10    26.73/28.00
  Utility                               6/3/96       12.33/19.33    13.81/17.56
  Asset Allocation                      4/24/95      13.06/20.06    18.04/19.50
  Balanced/Phoenix Investment Counsel   5/8/95        4.72/11.72    12.89/14.49
  SunAmerica Balanced                   6/3/96       12.62/19.62    16.78/20.48
  Worldwide High Income                 5/2/95        5.40/12.40    17.77/19.25
  High-Yield Bond                       5/8/95        5.77/12.77     9.42/11.09
  Corporate Bond                        4/12/95       0.53/7.53      6.31/8.00
  Global Bond                           5/2/95       -0.25/6.75      7.63/9.34
  Emerging Markets                      6/12/97         -----      -27.74/-20.74
  International Growth and Income       6/9/97          -----       -5.57/1.43
  Real Estate                           6/2/97          -----        7.37/14.37

-----------------
*  Formerly named Provident Growth.
Total return figures are based on historical data and are not intended to indicate future performance.

        Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                     n
               P(1+T)  = ERV

        where: P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years

             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of Contract Administration Charges on a particular account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.


--------------------------------------------------------------------------------
                                ANNUITY PAYMENTS
--------------------------------------------------------------------------------

INITIAL MONTHLY ANNUITY PAYMENTS

        The initial annuity payment is determined by applying separately that portion of the contract value allocated to the fixed investment option and the variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable annuity payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

        For fixed annuity payments, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

        For variable annuity payments, the amount of the second and each subsequent monthly annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity payment is due.


--------------------------------------------------------------------------------
                               ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

        The value of an Annuity Unit is determined independently for each Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceed 3.5%, variable annuity payments derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Portfolios elected, and the amount of each annuity payment will vary accordingly.

        For each Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Portfolio for a certain month is determined by dividing
(a) by (b) where:

        (a) is the Accumulation Unit value of the Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Portfolio determined as of the end of the preceding month.

        The NIF for a Portfolio for a given month is a measure of the net investment performance of the Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than
1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Portfolio invests; it is also reduced by separate account asset charges.

        Illustrative Example

        Assume that one share of a given Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                      NIF = ($11.46/$11.44)

                          = 1.00174825

        Illustrative Example

        The change in Annuity Unit value for a Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                         (1/12)
               1/[(1.035)       ] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE ANNUITY PAYMENTS

        Illustrative Example

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

        P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

             Annuity Units = $630.95/$13.256932 = 47.593968

        P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

             Second Payment = 47.593968 x $13.327695 = $634.32

        The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

        Note that the amount of the first variable annuity payment depends on the contract value in the relevant Portfolio on the Annuity Date and thus reflects the investment performance of the Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Income Phase (assuming no transfers from the Portfolio). The net investment performance of the Portfolio during the Income Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

        Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-Qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

        For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of annuity payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

        The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

        An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

        Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

        The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

        Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

        An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

QUALIFIED PLANS

        The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

        Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

        Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

        (A)    H.R. 10 Plans

               Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans and such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

        (B)    Tax-Sheltered Annuities

                Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501 (c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals.

        (C)    Individual Retirement Annuities

               Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.


        (D)    Roth IRAs

               Section 408(a) of the code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deffered basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be elgible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the the IRS or other appropriate agency.

        (E)    Corporate Pension and Profit-Sharing Plans

               Section 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interest; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

        (F)    Deferred Compensation Plans - Section 457

               Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary.

--------------------------------------------------------------------------------
                            DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

        The contracts are offered through the distributor for the separate account, SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

        For the year ended November 30, 1997, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $3,812,512, of which $400,050 was retained by it. For the year ended November 30, 1996, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $3,116,999, of which $303,127 was retained by it. For the period from inception to November 30, 1995, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $355,597, of which $28,455 was retained by it.

        Contracts are offered on a continuous basis.


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
        The audited financial statements of the Company as of September 30, 1997 and 1996 and for each of the three years in the period ended September 30, 1997 are presented in the prospectus. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the 1, 3, 5, 7 or 10 year fixed investment options. The financial statements of FS Variable Separate Account as of November 30, 1997 and for the year then ended and for the period from inception to November 30, 1996 are included in this Statement of Additional Information.

        Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the separate account and the Company. The financial statements referred to above have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                          FS VARIABLE SEPARATE ACCOUNT

                                       OF

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                NOVEMBER 30, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS


January 28, 1998



To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, FS Variable Separate Account


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Separate Account, a separate account of First SunAmerica Life Insurance Company (the "Separate Account") at November 30, 1997, the results of their operations for the year then ended, and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                November 30, 1997


                                                                                           Government  International
                                                  Capital                     Natural            and     Diversified         Global
                                             Appreciation     Growth         Resources   Quality Bond       Equities       Equities
                                                Portfolio    Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
                                              -----------    -----------    -----------    -----------    -----------    -----------
Assets:
   Investments in Anchor Series Trust,
      at market value                         $10,846,498    $ 3,992,450    $ 1,253,153    $ 2,410,136    $         0    $         0

   Investments in SunAmerica Series Trust,
      at market value                                   0              0              0              0      8,747,111      5,243,938

Liabilities                                             0              0              0              0              0              0
                                              -----------    -----------    -----------    -----------    -----------    -----------

Net Assets                                    $10,846,498    $ 3,992,450    $ 1,253,153    $ 2,410,136    $ 8,747,111    $ 5,243,938
                                              ===========    ===========    ===========    ===========    ===========    ===========


Accumulation units outstanding                    510,291        196,539        112,509        190,449        753,010        310,271
                                              ===========    ===========    ===========    ===========    ===========    ===========

Unit value of accumulation units              $     21.26    $     20.31    $     11.14    $     12.65    $     11.62    $     16.90
                                              ===========    ===========    ===========    ===========    ===========    ===========



                                                Aggressive
                                                    Growth
                                                 Portfolio
                                                -----------
Assets:
   Investments in Anchor Series Trust,
      at market value                           $         0

   Investments in SunAmerica Series Trust,
      at market value                             5,500,692

Liabilities                                               0
                                                -----------

Net Assets                                      $ 5,500,692
                                                ===========


Accumulation units outstanding                      478,003
                                                ===========

Unit value of accumulation units                $     11.51
                                                ===========


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                November 30, 1997
                                   (Continued)

                                                                                        Growth/Phoenix
                                                  Venture      Federated         Putnam     Investment       Alliance        Growth-
                                                    Value          Value         Growth        Counsel         Growth         Income
                                                Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                              -----------    -----------    -----------    -----------    -----------    -----------
Assets:
   Investments in Anchor Series Trust,
      at market value                         $         0    $         0    $         0    $         0    $         0    $         0

   Investments in SunAmerica Series Trust,
      at market value                          30,338,297      2,975,454      4,283,121      2,726,366     16,650,740     13,149,426

Liabilities                                             0              0              0              0              0              0
                                              -----------    -----------    -----------    -----------    -----------    -----------

Net Assets                                    $30,338,297    $ 2,975,454    $ 4,283,121    $ 2,726,366    $16,650,740    $13,149,426
                                              ===========    ===========    ===========    ===========    ===========    ===========


Accumulation units outstanding                  1,424,342        218,504        231,883        154,635        679,444        614,307
                                              ===========    ===========    ===========    ===========    ===========    ===========

Unit value of accumulation units              $     21.30    $     13.62    $     18.47    $     17.63    $     24.51    $     21.41
                                              ===========    ===========    ===========    ===========    ===========    ===========



                                                        Asset
                                                   Allocation
                                                    Portfolio
                                                  -----------
Assets:
   Investments in Anchor Series Trust,
      at market value                             $         0

   Investments in SunAmerica Series Trust,
      at market value                              10,465,311

Liabilities                                                 0
                                                  -----------

Net Assets                                        $10,465,311
                                                  ===========


Accumulation units outstanding                        581,922
                                                  ===========

Unit value of accumulation units                  $     17.98
                                                  ===========


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                November 30, 1997
                                   (Continued)

                                                         Balanced/Phoenix
                                              SunAmerica    Investment                   Worldwide    High-Yield       Global
                                                Balanced       Counsel      Utility    High Income          Bond         Bond
                                               Portfolio     Portfolio    Portfolio      Portfolio     Portfolio    Portfolio
                                              ----------    ----------    ----------    ----------    ----------    ----------
Assets:
   Investments in Anchor Series Trust,
      at market value                         $        0    $        0    $        0    $        0    $        0    $        0

   Investments in SunAmerica Series Trust,
      at market value                          3,179,930     3,564,842       763,480     6,388,216     8,031,563     1,944,229

Liabilities                                            0             0             0             0             0             0
                                              ----------    ----------    ----------    ----------    ----------    ----------

Net Assets                                    $3,179,930    $3,564,842    $  763,480    $6,388,216    $8,031,563    $1,944,229
                                              ==========    ==========    ==========    ==========    ==========    ==========


Accumulation units outstanding                   240,556       230,784        59,907       399,865       547,787       148,602
                                              ==========    ==========    ==========    ==========    ==========    ==========

Unit value of accumulation units              $    13.22    $    15.45    $    12.74    $    15.98    $    14.66    $    13.08
                                              ==========    ==========    ==========    ==========    ==========    ==========




                                                  Corporate
                                                       Bond
                                                  Portfolio
                                                 ----------
Assets:
   Investments in Anchor Series Trust,
      at market value                            $        0

   Investments in SunAmerica Series Trust,
      at market value                             1,516,573

Liabilities                                               0
                                                 ----------

Net Assets                                       $1,516,573
                                                 ==========


Accumulation units outstanding                      120,997
                                                 ==========

Unit value of accumulation units                 $    12.54
                                                 ==========



                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                November 30, 1997
                                   (Continued)


                                             International        Emerging            Real           Cash
                                           Growth & Income         Markets          Estate      Management
                                                 Portfolio       Portfolio       Portfolio       Portfolio           TOTAL
                                              ------------    ------------    ------------    ------------    ------------
Assets:
   Investments in Anchor Series Trust,
      at market value                         $          0    $          0    $          0    $          0    $ 18,502,237

   Investments in SunAmerica Series Trust,
      at market value                              891,086         680,059         644,965       2,648,562     130,333,961

Liabilities                                              0               0               0               0               0
                                              ------------    ------------    ------------    ------------    ------------

Net Assets                                    $    891,086    $    680,059    $    644,965    $  2,648,562    $148,836,198
                                              ============    ============    ============    ============    ============


Accumulation units outstanding                      86,248          85,313          56,379         231,674
                                              ============    ============    ============    ============

Unit value of accumulation units              $      10.33    $       7.97    $      11.44    $      11.43
                                              ============    ============    ============    ============



                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                November 30, 1997

                                                                    Market Value        Market
Variable Accounts                                        Shares        Per Share         Value            Cost
                                                        -------     ------------     ---------       ---------
ANCHOR SERIES TRUST:
  Capital Appreciation Portfolio                        344,036      $ 31.53      $ 10,846,498    $  9,784,603
  Growth Portfolio                                      149,471        26.71         3,992,450       3,572,469
  Natural Resources Portfolio                            86,030        14.57         1,253,153       1,444,614
  Government and Quality Bond Portfolio                 174,130        13.84         2,410,136       2,404,685
                                                                                  ------------    ------------
                                                                                    18,502,237      17,206,371
                                                                                  ------------    ------------

SUNAMERICA SERIES TRUST:
  International Diversified Equities Portfolio          771,930        11.33         8,747,111       8,547,561
  Global Equities Portfolio                             328,190        15.98         5,243,938       4,928,329
  Aggressive Growth Portfolio                           467,814        11.76         5,500,692       4,892,107
  Venture Value Portfolio                             1,413,419        21.47        30,338,297      24,147,831
  Federated Value Portfolio                             214,114        13.90         2,975,454       2,576,459
  Putnam Growth Portfolio                               223,669        19.15         4,283,121       3,523,652
  Growth/Phoenix Investment Counsel Portfolio           174,549        15.62         2,726,366       2,397,602
  Alliance Growth Portfolio                             737,951        22.56        16,650,740      13,628,786
  Growth-Income Portfolio                               631,670        20.82        13,149,426      10,822,199
  Asset Allocation Portfolio                            645,641        16.21        10,465,311       9,249,120
  SunAmerica Balanced Portfolio                         236,427        13.45         3,179,930       2,804,365
  Balanced/Phoenix Investment Counsel Portfolio         241,689        14.75         3,564,842       3,113,197
  Utility Portfolio                                      59,127        12.91           763,480         655,822
  Worldwide High Income Portfolio                       483,964        13.20         6,388,216       6,120,747
  High-Yield Bond Portfolio                             679,519        11.82         8,031,563       7,416,893
  Global Bond Portfolio                                 168,863        11.51         1,944,229       1,869,767
  Corporate Bond Portfolio                              131,390        11.54         1,516,573       1,434,743
  International Growth & Income Portfolio                85,599        10.41           891,086         903,754
  Emerging Markets Portfolio                             84,682         8.03           680,059         851,654
  Real Estate Portfolio                                  55,951        11.53           644,965         609,462
  Cash Management Portfolio                             246,711        10.74         2,648,562       2,622,881
                                                                                  ------------    ------------
                                                                                   130,333,961     113,116,931
                                                                                  ------------    ------------
                                                                                  $148,836,198    $130,323,302
                                                                                  ============    ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                November 30, 1997

                                                                                     Government   International
                                         Capital                       Natural            and       Diversified          Global
                                    Appreciation          Growth      Resources    Quality Bond        Equities        Equities
                                       Portfolio       Portfolio      Portfolio       Portfolio       Portfolio       Portfolio
                                     -----------     -----------     -----------     -----------     -----------     -----------
Investment income:
   Dividends and capital
     gains distributions             $   801,148     $   354,806     $    93,759     $   138,654     $   213,997     $   140,444
                                     -----------     -----------     -----------     -----------     -----------     -----------

      Total investment income            801,148         354,806          93,759         138,654         213,997         140,444
                                     -----------     -----------     -----------     -----------     -----------     -----------

Expenses:
   Mortality risk charge                 (75,155)        (27,676)        (11,694)        (19,059)        (69,131)        (35,130)
   Expense risk charge                   (25,789)         (9,497)         (4,013)         (6,540)        (23,721)        (12,054)
   Distribution expense charge           (11,052)         (4,070)         (1,720)         (2,802)        (10,167)         (5,166)
                                     -----------     -----------     -----------     -----------     -----------     -----------

      Total expenses                    (111,996)        (41,243)        (17,427)        (28,401)       (103,019)        (52,350)
                                     -----------     -----------     -----------     -----------     -----------     -----------

Net investment income (loss)             689,152         313,563          76,332         110,253         110,978          88,094
                                     -----------     -----------     -----------     -----------     -----------     -----------

Net realized gains (losses) from
   securities transactions:
      Proceeds from shares sold          668,312         286,245         333,591         382,424         355,269         184,533
      Cost of shares sold               (601,626)       (246,853)       (331,651)       (383,451)       (333,372)       (169,283)
                                     -----------     -----------     -----------     -----------     -----------     -----------

Net realized gains (losses) from
   securities transactions                66,686          39,392           1,940          (1,027)         21,897          15,250
                                     -----------     -----------     -----------     -----------     -----------     -----------

Net unrealized appreciation
   (depreciation) of investments:
      Beginning of period                377,404         187,752          19,235          (6,565)        250,616         148,097
      End of period                    1,061,895         419,981        (191,461)          5,451         199,550         315,609
                                     -----------     -----------     -----------     -----------     -----------     -----------

Change in net unrealized
 appreciation/depreciation
   of investments                        684,491         232,229        (210,696)         12,016         (51,066)        167,512
                                     -----------     -----------     -----------     -----------     -----------     -----------

Increase (decrease) in net
     assets from operations          $ 1,440,329     $   585,184     $  (132,424)    $   121,242     $    81,809     $   270,856
                                     ===========     ===========     ===========     ===========     ===========     ===========


                                     Aggressive
                                         Growth
                                      Portfolio
                                     -----------
Investment income:
   Dividends and capital
     gains distributions             $     2,464
                                     -----------

      Total investment income              2,464
                                     -----------

Expenses:
   Mortality risk charge                 (38,078)
   Expense risk charge                   (13,066)
   Distribution expense charge            (5,599)
                                     -----------

      Total expenses                     (56,743)
                                     -----------

Net investment income (loss)             (54,279)
                                     -----------

Net realized gains (losses) from
   securities transactions:
      Proceeds from shares sold          505,965
      Cost of shares sold               (462,342)
                                     -----------

Net realized gains (losses) from
   securities transactions                43,623
                                     -----------

Net unrealized appreciation
   (depreciation) of investments:
      Beginning of period                112,188
      End of period                      608,585
                                     -----------

Change in net unrealized
 appreciation/depreciation
   of investments                        496,397
                                     -----------

Increase (decrease) in net
     assets from operations          $   485,741
                                     ===========

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                November 30, 1997
                                   (Continued)


                                                                            Growth/Phoenix
                                      Venture      Federated        Putnam    Investment      Alliance        Growth         Asset
                                        Value          Value        Growth       Counsel        Growth        Income    Allocation
                                    Portfolio      Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Investment income:
   Dividends and capital gains
      distributions                $   299,694   $     2,715   $    66,236   $   156,007   $   478,598   $   297,663   $   465,185
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

      Total investment income          299,694         2,715        66,236       156,007       478,598       297,663       465,185
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Expenses:
   Mortality risk charge              (200,480)      (16,606)      (27,603)      (20,257)     (114,591)      (84,800)      (72,074)
   Expense risk charge                 (68,792)       (5,698)       (9,472)       (6,951)      (39,320)      (29,098)      (24,731)
   Distribution expense charge         (29,482)       (2,442)       (4,059)       (2,979)      (16,852)      (12,470)      (10,600)
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

      Total expenses                  (298,754)      (24,746)      (41,134)      (30,187)     (170,763)     (126,368)     (107,405)
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Net investment income (loss)               940       (22,031)       25,102       125,820       307,835       171,295       357,780
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Net realized gains (losses) from
   securities transactions:
      Proceeds from shares sold        251,850       254,756       413,141       163,497       377,919       459,773       255,235
      Cost of shares sold             (210,545)     (226,346)     (361,433)     (149,404)     (319,579)     (385,790)     (227,161)
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Net realized gains (losses) from
   securities transactions              41,305        28,410        51,708        14,093        58,340        73,983        28,074
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Net unrealized appreciation
  (depreciation) of investments:
      Beginning of period            1,679,344        71,390       240,144       138,904     1,023,245       632,603       434,382
      End of period                  6,190,466       398,995       759,469       328,764     3,021,954     2,327,227     1,216,191
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Change in net unrealized
 appreciation/depreciation
   of investments                    4,511,122       327,605       519,325       189,860     1,998,709     1,694,624       781,809
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
    from operations                $ 4,553,367   $   333,984   $   596,135   $   329,773   $ 2,364,884   $ 1,939,902   $ 1,167,663
                                   ===========   ===========   ===========   ===========   ===========   ===========   ===========


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                November 30, 1997
                                   (Continued)

                                               Balanced/Phoenix
                                    SunAmerica    Investment                   Worldwide    High-Yield        Global     Corporate
                                      Balanced       Counsel       Utility   High Income          Bond          Bond          Bond
                                     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------
Investment income:
   Dividends and capital gains
         distributions             $     6,988   $   121,643   $     3,265   $   252,293   $   300,729   $    66,372   $    34,226
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

      Total investment income            6,988       121,643         3,265       252,293       300,729        66,372        34,226
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Expenses:
   Mortality risk charge               (18,826)      (29,646)       (4,530)      (39,834)      (56,789)      (12,053)       (9,320)
   Expense risk charge                  (6,460)      (10,173)       (1,555)      (13,668)      (19,486)       (4,136)       (3,198)
   Distribution expense charge          (2,768)       (4,360)         (666)       (5,858)       (8,352)       (1,773)       (1,371)
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

      Total expenses                   (28,054)      (44,179)       (6,751)      (59,360)      (84,627)      (17,962)      (13,889)
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Net investment income (loss)           (21,066)       77,464        (3,486)      192,933       216,102        48,410        20,337
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Net realized gains (losses) from
   securities transactions:
      Proceeds from shares sold        201,643       246,886        47,740     1,816,728     2,697,620       104,910       192,195
      Cost of shares sold             (179,248)     (217,269)      (44,104)   (1,754,872)   (2,617,670)     (106,252)     (187,794)
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Net realized gains (losses) from
   securities transactions              22,395        29,617         3,636        61,856        79,950        (1,342)        4,401
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Net unrealized appreciation
   (depreciation) of investments:
      Beginning of period               60,718       215,820        15,710       190,927       180,131        30,766        26,458
      End of period                    375,565       451,645       107,658       267,469       614,670        74,462        81,830
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Change in net unrealized
  appreciation/depreciation
   of investments                      314,847       235,825        91,948        76,542       434,539        43,696        55,372
                                   -----------   -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net
     assets from operations        $   316,176   $   342,906   $    92,098   $   331,331   $   730,591   $    90,764   $    80,110
                                   ===========   ===========   ===========   ===========   ===========   ===========   ===========


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                November 30, 1997
                                   (Continued)


                                 International       Emerging           Real           Cash
                               Growth & Income        Markets         Estate     Management
                                     Portfolio      Portfolio      Portfolio      Portfolio          TOTAL
                                  ------------   ------------   ------------   ------------   ------------
Investment income:
   Dividends and capital gains
      distributions               $          0   $          0   $          0   $     63,499   $  4,360,385
                                  ------------   ------------   ------------   ------------   ------------

      Total investment income                0              0              0         63,499      4,360,385
                                  ------------   ------------   ------------   ------------   ------------

Expenses:
   Mortality risk charge                (2,337)        (2,439)        (1,801)       (16,893)    (1,006,802)
   Expense risk charge                    (802)          (837)          (618)        (5,797)      (345,472)
   Distribution expense charge            (344)          (358)          (265)        (2,484)      (148,059)
                                  ------------   ------------   ------------   ------------   ------------

      Total expenses                    (3,483)        (3,634)        (2,684)       (25,174)    (1,500,333)
                                  ------------   ------------   ------------   ------------   ------------

Net investment income (loss)            (3,483)        (3,634)        (2,684)        38,325      2,860,052
                                  ------------   ------------   ------------   ------------   ------------

Net realized gains (losses) from
   securities transactions:
      Proceeds from shares sold         62,185         11,372         93,080      5,627,645     15,994,514
      Cost of shares sold              (60,331)       (12,311)       (88,946)    (5,626,322)   (15,303,955)
                                  ------------   ------------   ------------   ------------   ------------

Net realized gains (losses) from
   securities transactions               1,854           (939)         4,134          1,323        690,559
                                  ------------   ------------   ------------   ------------   ------------

Net unrealized appreciation
  (depreciation) of investments:
      Beginning of period                    0              0              0          6,758      6,036,027
      End of period                    (12,668)      (171,595)        35,503         25,681     18,512,896
                                  ------------   ------------   ------------   ------------   ------------

Change in net unrealized
 appreciation/depreciation
   of investments                      (12,668)      (171,595)        35,503         18,923     12,476,869
                                  ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net
   assets from operations         $    (14,297)  $   (176,168)  $     36,953   $     58,571   $ 16,027,480
                                  ============   ============   ============   ============   ============


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1997

                                                                                                  Government  International
                                                        Capital                       Natural            and    Diversified
                                                   Appreciation         Growth      Resources   Quality Bond       Equities
                                                      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                    $    689,152   $    313,563   $     76,332   $    110,253   $    110,978
   Net realized gains (losses) from
      securities transactions                            66,686         39,392          1,940         (1,027)        21,897
   Change in net unrealized appreciation/
      depreciation of investments                       684,491        232,229       (210,696)        12,016        (51,066)
                                                   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets from operations     1,440,329        585,184       (132,424)       121,242         81,809
                                                   ------------   ------------   ------------   ------------   ------------

From capital transactions:
   Net proceeds from units sold                       3,762,146      1,485,058        270,132        688,158      3,366,816
   Cost of units redeemed                              (233,168)       (92,724)       (26,145)       (85,843)      (182,443)
   Net transfers                                      1,602,128        312,744        389,627        164,373      1,426,184
                                                   ------------   ------------   ------------   ------------   ------------

          Increase in net assets
             from capital transactions                5,131,106      1,705,078        633,614        766,688      4,610,557
                                                   ------------   ------------   ------------   ------------   ------------

Increase in net assets                                6,571,435      2,290,262        501,190        887,930      4,692,366
Net assets at beginning of period                     4,275,063      1,702,188        751,963      1,522,206      4,054,745
                                                   ------------   ------------   ------------   ------------   ------------
Net assets at end of period                        $ 10,846,498   $  3,992,450   $  1,253,153   $  2,410,136   $  8,747,111
                                                   ============   ============   ============   ============   ============

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                           198,025         79,916         21,566         57,180        290,420
   Units redeemed                                       (11,700)        (5,154)        (2,102)        (7,195)       (15,224)
   Units transferred                                     81,533         17,513         31,043         12,926        121,862
                                                   ------------   ------------   ------------   ------------   ------------

Increase in units outstanding                           267,858         92,275         50,507         62,911        397,058
Beginning units                                         242,433        104,264         62,002        127,538        355,952
                                                   ------------   ------------   ------------   ------------   ------------

Ending units                                            510,291        196,539        112,509        190,449        753,010
                                                   ============   ============   ============   ============   ============


                                                           Global    Aggressive
                                                         Equities        Growth
                                                        Portfolio     Portfolio
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                      $     88,094   $    (54,279)
   Net realized gains (losses) from
      securities transactions                              15,250         43,623
   Change in net unrealized appreciation/
      depreciation of investments                         167,512        496,397
                                                     ------------   ------------

Increase (decrease) in net assets from operations         270,856        485,741
                                                     ------------   ------------

From capital transactions:
   Net proceeds from units sold                         1,846,070      2,253,151
   Cost of units redeemed                                (107,351)       (69,434)
   Net transfers                                        1,454,207      1,181,152
                                                     ------------   ------------

          Increase in net assets
             from capital transactions                  3,192,926      3,364,869
                                                     ------------   ------------

Increase in net assets                                  3,463,782      3,850,610
Net assets at beginning of period                       1,780,156      1,650,082
                                                     ------------   ------------
Net assets at end of period                          $  5,243,938   $  5,500,692
                                                     ============   ============

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                             111,928        210,227
   Units redeemed                                          (6,498)        (6,220)
   Units transferred                                       87,353        113,606
                                                     ------------   ------------

Increase in units outstanding                             192,783        317,613
Beginning units                                           117,488        160,390
                                                     ------------   ------------

Ending units                                              310,271        478,003
                                                     ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1997
                                   (Continued)

                                                                                              Growth/Phoenix
                                                        Venture      Federated         Putnam     Investment       Alliance
                                                          Value          Value         Growth        Counsel         Growth
                                                      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                    $        940   $    (22,031)  $     25,102   $    125,820   $    307,835
   Net realized gains (losses) from
      securities transactions                            41,305         28,410         51,708         14,093         58,340
   Change in net unrealized appreciation/
      depreciation of investments                     4,511,122        327,605        519,325        189,860      1,998,709
                                                   ------------   ------------   ------------   ------------   ------------

         Increase (decrease) in net assets
            from operations                           4,553,367        333,984        596,135        329,773      2,364,884
                                                   ------------   ------------   ------------   ------------   ------------

From capital transactions:
   Net proceeds from units sold                      10,956,243      1,191,374      1,446,147        776,108      5,338,381
   Cost of units redeemed                              (684,906)       (62,919)       (44,063)       (64,857)      (208,599)
   Net transfers                                      5,409,572        752,923        579,000        271,272      2,884,825
                                                   ------------   ------------   ------------   ------------   ------------

         Increase in net assets
            from capital transactions                15,680,909      1,881,378      1,981,084        982,523      8,014,607
                                                   ------------   ------------   ------------   ------------   ------------

Increase in net assets                               20,234,276      2,215,362      2,577,219      1,312,296     10,379,491
Net assets at beginning of period                    10,104,021        760,092      1,705,902      1,414,070      6,271,249
                                                   ------------   ------------   ------------   ------------   ------------
Net assets at end of period                        $ 30,338,297   $  2,975,454   $  4,283,121   $  2,726,366   $ 16,650,740
                                                   ============   ============   ============   ============   ============

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                           579,765         95,533         85,267         48,252        238,955
   Units redeemed                                       (34,116)        (5,188)        (2,628)        (4,061)        (8,884)
   Units transferred                                    273,114         59,061         34,625         15,794        127,148
                                                   ------------   ------------   ------------   ------------   ------------

Increase in units outstanding                           818,763        149,406        117,264         59,985        357,219
Beginning units                                         605,579         69,098        114,619         94,650        322,225
                                                   ------------   ------------   ------------   ------------   ------------

Ending units                                          1,424,342        218,504        231,883        154,635        679,444
                                                   ============   ============   ============   ============   ============



                                                           Growth          Asset
                                                           Income     Allocation
                                                        Portfolio      Portfolio
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                      $    171,295   $    357,780
   Net realized gains (losses) from
      securities transactions                              73,983         28,074
   Change in net unrealized appreciation/
      depreciation of investments                       1,694,624        781,809
                                                     ------------   ------------

         Increase (decrease) in net assets
            from operations                             1,939,902      1,167,663
                                                     ------------   ------------

From capital transactions:
   Net proceeds from units sold                         4,741,999      3,921,217
   Cost of units redeemed                                (294,686)      (202,002)
   Net transfers                                        2,430,631      1,623,059
                                                     ------------   ------------

         Increase in net assets
            from capital transactions                   6,877,944      5,342,274
                                                     ------------   ------------

Increase in net assets                                  8,817,846      6,509,937
Net assets at beginning of period                       4,331,580      3,955,374
                                                     ------------   ------------
Net assets at end of period                          $ 13,149,426   $ 10,465,311
                                                     ============   ============

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                             247,825        234,050
   Units redeemed                                         (14,732)       (12,374)
   Units transferred                                      121,870         96,038
                                                     ------------   ------------

Increase in units outstanding                             354,963        317,714
Beginning units                                           259,344        264,208
                                                     ------------   ------------

Ending units                                              614,307        581,922
                                                     ============   ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1997
                                   (Continued)

                                                       Balanced/Phoenix
                                            SunAmerica    Investment                   Worldwide    High-Yield        Global
                                              Balanced       Counsel       Utility   High Income          Bond          Bond
                                             Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                           -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)            $   (21,066)  $    77,464   $    (3,486)  $   192,933   $   216,102   $    48,410
   Net realized gains (losses) from
      securities transactions                   22,395        29,617         3,636        61,856        79,950        (1,342)
   Change in net unrealized appreciation/
      depreciation of investments              314,847       235,825        91,948        76,542       434,539        43,696
                                           -----------   -----------   -----------   -----------   -----------   -----------

    Increase (decrease) in net assets
     from operations                           316,176       342,906        92,098       331,331       730,591        90,764
                                           -----------   -----------   -----------   -----------   -----------   -----------

From capital transactions:
   Net proceeds from units sold              1,358,843       907,201       270,763     2,617,775     3,076,922       491,378
   Cost of units redeemed                     (101,603)      (91,136)      (25,279)     (217,776)     (238,177)      (62,548)
   Net transfers                               801,378       234,891       204,799     1,885,267     1,592,473       775,695
                                           -----------   -----------   -----------   -----------   -----------   -----------

    Increase in net assets
     from capital transactions               2,058,618     1,050,956       450,283     4,285,266     4,431,218     1,204,525
                                           -----------   -----------   -----------   -----------   -----------   -----------

Increase in net assets                       2,374,794     1,393,862       542,381     4,616,597     5,161,809     1,295,289
Net assets at beginning of period              805,136     2,170,980       221,099     1,771,619     2,869,754       648,940
                                           -----------   -----------   -----------   -----------   -----------   -----------
Net assets at end of period                $ 3,179,930   $ 3,564,842   $   763,480   $ 6,388,216   $ 8,031,563   $ 1,944,229
                                           ===========   ===========   ===========   ===========   ===========   ===========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                  112,330        63,367        23,686       168,411       225,565        39,142
   Units redeemed                               (7,636)       (6,233)       (2,209)      (13,293)      (17,255)       (5,051)
   Units transferred                            62,953        16,540        17,709       120,019       118,752        61,518
                                           -----------   -----------   -----------   -----------   -----------   -----------

Increase in units outstanding                  167,647        73,674        39,186       275,137       327,062        95,609
Beginning units                                 72,909       157,110        20,721       124,728       220,725        52,993
                                           -----------   -----------   -----------   -----------   -----------   -----------

Ending units                                   240,556       230,784        59,907       399,865       547,787       148,602
                                           ===========   ===========   ===========   ===========   ===========   ===========



                                               Corporate
                                                    Bond
                                               Portfolio
                                             -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $    20,337
   Net realized gains (losses) from
      securities transactions                      4,401
   Change in net unrealized appreciation/
      depreciation of investments                 55,372
                                             -----------

Increase (decrease) in net assets from
  operations                                      80,110
                                             -----------

From capital transactions:
   Net proceeds from units sold                  603,220
   Cost of units redeemed                        (46,776)
   Net transfers                                 319,136
                                             -----------

    Increase in net assets
     from capital transactions                   875,580
                                             -----------

Increase in net assets                           955,690
Net assets at beginning of period                560,883
                                             -----------
Net assets at end of period                  $ 1,516,573
                                             ===========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                     50,768
   Units redeemed                                 (3,971)
   Units transferred                              26,039
                                             -----------

Increase in units outstanding                     72,836
Beginning units                                   48,161
                                             -----------

Ending units                                     120,997
                                             ===========


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1997
                                   (Continued)

                                          International        Emerging            Real            Cash
                                        Growth & Income         Markets          Estate      Management
                                              Portfolio       Portfolio       Portfolio       Portfolio       TOTAL
                                          -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)           $      (3,483)  $      (3,634)  $      (2,684)  $      38,325   $   2,860,052
   Net realized gains (losses) from
      securities transactions                     1,854            (939)          4,134           1,323         690,559
   Change in net unrealized
    appreciation/depreciation
      of investments                            (12,668)       (171,595)         35,503          18,923      12,476,869
                                          -------------   -------------   -------------   -------------   -------------

          Increase (decrease) in net
            assets from operations              (14,297)       (176,168)         36,953          58,571      16,027,480
                                          -------------   -------------   -------------   -------------   -------------

From capital transactions:
   Net proceeds from units sold                 716,282         382,437         245,908       3,132,479      55,846,208
   Cost of units redeemed                        (3,523)         (1,184)         (3,021)       (168,307)     (3,318,470)
   Net transfers                                192,624         474,974         365,125        (956,106)     26,371,953
                                          -------------   -------------   -------------   -------------   -------------

          Increase in net assets
            from capital transactions           905,383         856,227         608,012       2,008,066      78,899,691
                                          -------------   -------------   -------------   -------------   -------------

Increase in net assets                          891,086         680,059         644,965       2,066,637      94,927,171
Net assets at beginning of period                     0               0               0         581,925      53,909,027
                                          -------------   -------------   -------------   -------------   -------------
Net assets at end of period               $     891,086   $     680,059   $     644,965   $   2,648,562   $ 148,836,198
                                          =============   =============   =============   =============   =============

ANALYSIS OF INCREASE (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                                    68,163          38,665          22,298         279,311
   Units redeemed                                  (322)           (134)           (269)        (14,854)
   Units transferred                             18,407          46,782          34,350         (85,512)
                                          -------------   -------------   -------------   -------------

Increase in units outstanding                    86,248          85,313          56,379         178,945
Beginning units                                       0               0               0          52,729
                                          -------------   -------------   -------------   -------------

Ending units                                     86,248          85,313          56,379         231,674
                                          =============   =============   =============   =============


                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1996

                                                                                          Government  International
                                                Capital                       Natural            and    Diversified         Global
                                           Appreciation        Growth       Resources   Quality Bond       Equities       Equities
                                              Portfolio     Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
                                           ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)            $     89,100   $     46,389   $      5,606   $     69,625   $    (15,339)  $      6,211
   Net realized gains (losses) from
      securities transactions                    42,038          2,561            281           (946)         1,257          2,477
   Change in net unrealized appreciation/
      depreciation of investments               341,429        190,335         19,640         (4,968)       239,503        138,909
                                           ------------   ------------   ------------   ------------   ------------   ------------

Increase in net assets from operations          472,567        239,285         25,527         63,711        225,421        147,597
                                           ------------   ------------   ------------   ------------   ------------   ------------

From capital transactions:
   Net proceeds from units sold               2,477,259      1,111,481        572,211        906,947      2,648,077      1,031,991
   Cost of units redeemed                       (43,388)       (18,573)        (9,591)       (42,257)       (39,901)       (39,293)
   Net transfers                                622,433        173,681        106,638        161,467        636,560        293,786
                                           ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets
   from capital transactions                  3,056,304      1,266,589        669,258      1,026,157      3,244,736      1,286,484
                                           ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets             3,528,871      1,505,874        694,785      1,089,868      3,470,157      1,434,081
Net assets at beginning of period               746,192        196,314         57,178        432,338        584,588        346,075
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net assets at end of period                $  4,275,063   $  1,702,188   $    751,963   $  1,522,206   $  4,054,745   $  1,780,156
                                           ============   ============   ============   ============   ============   ============

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                   153,956         78,072         48,547         79,527        243,180         72,989
   Units redeemed                                (2,632)        (1,281)          (814)        (3,688)        (3,660)        (2,835)
   Units transferred                             38,526         12,317          8,963         14,123         58,374         20,730
                                           ------------   ------------   ------------   ------------   ------------   ------------

Increase (decrease) in units
   outstanding                                  189,850         89,108         56,696         89,962        297,894         90,884
Beginning units                                  52,583         15,156          5,306         37,576         58,058         26,604
                                           ------------   ------------   ------------   ------------   ------------   ------------

Ending units                                    242,433        104,264         62,002        127,538        355,952        117,488
                                           ============   ============   ============   ============   ============   ============


                                              Aggressive        Venture
                                                  Growth          Value
                                               Portfolio      Portfolio
                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)             $     (5,214)  $    (49,109)
   Net realized gains (losses) from
      securities transactions                        (60)        10,866
   Change in net unrealized appreciation/
      depreciation of investments                112,188      1,581,901
                                            ------------   ------------

Increase in net assets from operations           106,914      1,543,658
                                            ------------   ------------

From capital transactions:
   Net proceeds from units sold                1,260,315      5,909,498
   Cost of units redeemed                         (1,844)      (123,429)
   Net transfers                                 284,697      1,263,388
                                            ------------   ------------

Increase (decrease) in net assets
   from capital transactions                   1,543,168      7,049,457
                                            ------------   ------------

Increase (decrease) in net assets              1,650,082      8,593,115
Net assets at beginning of period                      0      1,510,906
                                            ------------   ------------
Net assets at end of period                 $  1,650,082   $ 10,104,021
                                            ============   ============

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                    131,150        412,925
   Units redeemed                                   (190)        (8,629)
   Units transferred                              29,430         87,619
                                            ------------   ------------

Increase (decrease) in units
   outstanding                                   160,390        491,915
Beginning units                                        0        113,664
                                            ------------   ------------

Ending units                                     160,390        605,579
                                            ============   ============



                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1996
                                   (Continued)

                                                                    Growth/Phoenix
                                             Federated        Putnam    Investment      Alliance       Growth-         Asset
                                                 Value        Growth       Counsel        Growth        Income    Allocation
                                             Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                           -----------   -----------   -----------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)            $    (2,393)  $   (13,596)  $    26,867   $    82,211   $    12,327   $    46,285
   Net realized gains (losses) from
      securities transactions                      564         6,891           746         6,420         7,100         5,906
   Change in net unrealized appreciation/
      depreciation of investments               71,390       223,776       122,368       971,275       594,855       403,638
                                           -----------   -----------   -----------   -----------   -----------   -----------

Increase in net assets from operations          69,561       217,071       149,981     1,059,906       614,282       455,829
                                           -----------   -----------   -----------   -----------   -----------   -----------

From capital transactions:
   Net proceeds from units sold                536,893     1,063,093       909,525     3,658,969     2,729,251     2,200,519
   Cost of units redeemed                         (807)      (12,207)      (41,692)      (50,731)      (74,841)      (27,387)
   Net transfers                               154,445        35,271       101,943       785,909       460,150       557,885
                                           -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets
    from capital transactions                  690,531     1,086,157       969,776     4,394,147     3,114,560     2,731,017
                                           -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in net assets              760,092     1,303,228     1,119,757     5,454,053     3,728,842     3,186,846
Net assets at beginning of period                    0       402,674       294,313       817,196       602,738       768,528
                                           -----------   -----------   -----------   -----------   -----------   -----------
Net assets at end of period                $   760,092   $ 1,705,902   $ 1,414,070   $ 6,271,249   $ 4,331,580   $ 3,955,374
                                           ===========   ===========   ===========   ===========   ===========   ===========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                   54,181        80,951        67,174       224,472       187,414       164,188
   Units redeemed                                  (80)         (902)       (3,103)       (3,000)       (5,160)       (2,035)
   Units transferred                            14,997         2,610         7,606        47,810        31,824        41,231
                                           -----------   -----------   -----------   -----------   -----------   -----------

Increase (decrease) in units outstanding        69,098        82,659        71,677       269,282       214,078       203,384
Beginning units                                      0        31,960        22,973        52,943        45,266        60,824
                                           -----------   -----------   -----------   -----------   -----------   -----------

Ending units                                    69,098       114,619        94,650       322,225       259,344       264,208
                                           ===========   ===========   ===========   ===========   ===========   ===========


                                                         Balanced/Phoenix
                                              SunAmerica    Investment
                                                Balanced       Counsel
                                               Portfolio     Portfolio
                                             -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $    (2,408)  $     5,741
   Net realized gains (losses) from
      securities transactions                         24         2,361
   Change in net unrealized appreciation/
      depreciation of investments                 60,718       185,584
                                             -----------   -----------

Increase in net assets from operations            58,334       193,686
                                             -----------   -----------

From capital transactions:
   Net proceeds from units sold                  683,086     1,182,864
   Cost of units redeemed                           (308)      (38,594)
   Net transfers                                  64,024       319,437
                                             -----------   -----------

Increase (decrease) in net assets
    from capital transactions                    746,802     1,463,707
                                             -----------   -----------

Increase (decrease) in net assets                805,136     1,657,393
Net assets at beginning of period                      0       513,587
                                             -----------   -----------
Net assets at end of period                  $   805,136   $ 2,170,980
                                             ===========   ===========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                     66,783        93,347
   Units redeemed                                    (30)       (3,071)
   Units transferred                               6,156        25,180
                                             -----------   -----------

Increase (decrease) in units outstanding          72,909       115,456
Beginning units                                        0        41,654
                                             -----------   -----------

Ending units                                      72,909       157,110
                                             ===========   ===========

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1996
                                   (Continued)

                                                             Worldwide     High-Yield         Global      Corporate
                                                Utility    High Income           Bond           Bond           Bond
                                              Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                           ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)            $       (961)  $      8,667   $     38,505   $     11,115   $       (180)
   Net realized gains (losses) from
      securities transactions                       192          1,873         10,918            154          1,396
   Change in net unrealized appreciation/
      depreciation of investments                15,710        186,807        170,164         26,169         24,808
                                           ------------   ------------   ------------   ------------   ------------

Increase in net assets from operations           14,941        197,347        219,587         37,438         26,024
                                           ------------   ------------   ------------   ------------   ------------

From capital transactions:
   Net proceeds from units sold                 155,411      1,214,839      2,074,444        354,721        549,486
   Cost of units redeemed                          (708)       (16,540)       (97,551)       (26,292)        (1,265)
   Net transfers                                 51,455        130,993        205,785        146,785        (72,935)
                                           ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets
   from capital transactions                    206,158      1,329,292      2,182,678        475,214        475,286
                                           ------------   ------------   ------------   ------------   ------------

Increase (decrease) in net assets               221,099      1,526,639      2,402,265        512,652        501,310
Net assets at beginning of period                     0        244,980        467,489        136,288         59,573
                                           ------------   ------------   ------------   ------------   ------------
Net assets at end of period                $    221,099   $  1,771,619   $  2,869,754   $    648,940   $    560,883
                                           ------------   ------------   ------------   ------------   ------------

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                    15,644         93,795        171,450         30,548         49,384
   Units redeemed                                   (70)        (1,275)        (7,956)        (2,304)          (112)
   Units transferred                              5,147         10,652         16,525         12,587         (6,486)
                                           ------------   ------------   ------------   ------------   ------------

Increase (decrease) in units outstanding         20,721        103,172        180,019         40,831         42,786
Beginning units                                       0         21,556         40,706         12,162          5,375
                                           ------------   ------------   ------------   ------------   ------------

Ending units                                     20,721        124,728        220,725         52,993         48,161
                                           ============   ============   ============   ============   ============


                                                    Cash
                                              Management
                                               Portfolio      TOTAL
                                            ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)             $     15,449   $    374,898
   Net realized gains (losses) from
      securities transactions                     10,227        113,246
   Change in net unrealized appreciation/
      depreciation of investments                 (2,177)     5,674,022
                                            ------------   ------------

Increase in net assets from operations            23,499      6,162,166
                                            ------------   ------------

From capital transactions:
   Net proceeds from units sold                1,395,912     34,626,792
   Cost of units redeemed                        (92,053)      (799,252)
   Net transfers                              (1,383,281)     5,100,516
                                            ------------   ------------

Increase (decrease) in net assets
   from capital transactions                     (79,422)    38,928,056
                                            ------------   ------------

Increase (decrease) in net assets                (55,923)    45,090,222
Net assets at beginning of period                637,848      8,818,805
                                            ------------   ------------
Net assets at end of period                 $    581,925   $ 53,909,027
                                            ------------   ------------

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                    128,584
   Units redeemed                                 (8,428)
   Units transferred                            (127,158)
                                            ------------

Increase (decrease) in units outstanding          (7,002)
Beginning units                                   59,731
                                            ------------

Ending units                                      52,729
                                            ============

                 See accompanying notes to financial statements.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    FS Variable Separate Account of First SunAmerica Life Insurance Company (the "Separate Account") is a segregated investment account of First SunAmerica Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

    The Separate Account is composed of twenty-five variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of either (1) one of the four currently available investment portfolios of Anchor Series Trust ("Anchor Trust") or (2) one of the twenty-one currently available investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"). The Anchor Trust and the SunAmerica Trust (the "Trusts") are each diversified, open-end, affiliated investment companies, which retain investment advisors to assist in the investment activities of the Trusts. The participant may elect to have payments allocated to any of five guaranteed- interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the twenty-five Variable Accounts and do not include balances allocated to the General Account.

    The inception dates for the twenty-five individual funds were as follows:
    June 12, 1997 for the Emerging Markets Portfolio; June 9, 1997 for the International Growth and Income Portfolio; June 2, 1997 for the Real Estate Portfolio; June 3, 1996 for the Aggressive Growth, Federated Value, SunAmerica Balanced and Utility Portfolios; May 30, 1995 for the Natural Resources Portfolio; May 22, 1995 for the Global Equities Portfolio; May 8, 1995 for the Balanced/Phoenix Investment Counsel and High Yield Portfolios; May 3, 1995 for the Government and Quality Bond Portfolio; May 2, 1995 for the Worldwide High Income and Global Bond Portfolios; April 27, 1995 for the Cash Management Portfolio; April 24, 1995 for the Asset Allocation Portfolio; April 12, 1995 for the International Diversified Equities, Growth-Income, and Corporate Bond Portfolios; and April 6, 1995 for the Capital Appreciation, Growth, Venture Value, Putnam Growth, Growth/Phoenix Investment Counsel and Alliance Growth Portfolios.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    The investment objectives and policies of the four portfolios of the Anchor Trust are summarized below:

    The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

    The GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests in growth equity securities and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

    The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.

    The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's Investor Service, Inc. or AA or better by Standard & Poor's Corporation.

    Anchor Trust has portfolios in addition to those identified above; however, none of these other portfolios is currently available for investment under the Separate Account.

    The investment objectives and policies of the twenty-one portfolios of the SunAmerica Trust are summarized below:

    The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation. This portfolio invests in accordance with country weightings as determined by the subadvisor in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and engages in transactions in foreign currencies.

    The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in equity securities of small capitalization growth companies.

    The VENTURE VALUE PORTFOLIO seeks growth of capital. This portfolio invests primarily in common stocks.

    The FEDERATED VALUE PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in the securities of high quality companies.

    The PUTNAM GROWTH (PREVIOUSLY KNOWN AS PROVIDENT GROWTH PORTFOLIO), GROWTH/PHOENIX INVESTMENT COUNSEL AND ALLIANCE GROWTH PORTFOLIOS seek long-term growth of capital. These portfolios invest primarily in common stocks or securities with common stock characteristics which the advisor believes have the potential for appreciation.

    The GROWTH-INCOME PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

    The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long term. This portfolio invests in a diversified selection of common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

    The SUNAMERICA BALANCED PORTFOLIO seeks to conserve principal. This portfolio maintains at all times a balanced portfolio of stocks and bonds.

    The BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO seeks reasonable income, long-term capital growth and conservation of capital. This portfolio invests primarily in common stocks and fixed-income securities, with an emphasis on income-producing securities which appear to have some potential for capital enhancement.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation. This portfolio invests primarily in the equity and debt securities of utility companies.

    The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation. This portfolio invests primarily in a selection of high-yielding fixed-income securities of issuers located throughout the world.

    The HIGH-YIELD BOND PORTFOLIO seeks a high level of current income and, secondarily, seeks capital appreciation. This portfolio invests primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

    The GLOBAL BOND PORTFOLIO seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This portfolio invests in high quality fixed-income securities of U.S. and foreign issuers and engages in transactions in foreign currencies.

    The CORPORATE BOND PORTFOLIO seeks a high total return with only moderate price risk. This portfolio invests primarily in investment grade fixed-income securities.

    The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital with current income as a secondary objective. This portfolio invests primarily in common stocks traded on markets outside the United States.

    The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation. This portfolio invests mainly in the common stocks and other equity securities of companies that its subadvisor believes have above-average growth prospects primarily in emerging markets outside the United States.

    The REAL ESTATE PORTFOLIO seeks to achieve total return through a combination of growth and income. This portfolio invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital. This portfolio invests in a diversified selection of money market instruments.

    Purchases and sales of shares of the portfolios of the Trusts are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis.

    Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



2.  CHARGES AND DEDUCTIONS

    Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

    WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. Purchase payments that are no longer subject to the withdrawal charge and not previously withdrawn and earnings in the contract may be withdrawn free of withdrawal charges at any time. In addition, there is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is the greater of earnings in the contract or 10% of the purchase payments that have been invested for at least one year, and not withdrawn, less any withdrawals made during the year. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

    Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

    Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:

                              Policy                      Applicable Withdrawal
                               Year                        Charge Percentage
                          ------------------               -----------------
                           First                                   7%
                           Second                                  6%
                           Third                                   5%
                           Fourth                                  4%
                           Fifth                                   3%
                           Sixth                                   2%
                           Seventh                                 1%
                           Eighth and beyond                       0%


                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


2.  CHARGES AND DEDUCTIONS (continued)

    CONTRACT MAINTENANCE FEE: An annual contract maintenance fee of $30 is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender.

    TRANSFER FEE: A transfer fee of $25 is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

    MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.37% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefits, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

    DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support and maintaining contract records. If this charge is not enough to cover the costs of distributing the contract, the Company will bear the loss.

    SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.  INVESTMENT IN ANCHOR TRUST AND SUNAMERICA TRUST

    The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended November 30, 1997 consist of the following:

                                               Cost of Shares               Proceeds from
    Variable Accounts                                Acquired                 Shares Sold
    ---------------------------               ---------------             ---------------
    ANCHOR TRUST:
    Capital Appreciation Portfolio            $    6,488,569              $      668,312
    Growth Portfolio                               2,304,887                     286,245
    Natural Resources Portfolio                    1,043,537                     333,591
    Government and Quality Bond
       Portfolio                                   1,259,364                     382,424

    SUNAMERICA TRUST:
    International Diversified
       Equities Portfolio                          5,076,804                     355,269
    Global Equities Portfolio                      3,465,553                     184,533
    Aggressive Growth Portfolio                    3,816,554                     505,965
    Venture Value Portfolio                       15,933,699                     251,850
    Federated Value Portfolio                      2,114,103                     254,756
    Putnam Growth Portfolio                        2,419,327                     413,141
    Growth/Phoenix Investment
       Counsel Portfolio                           1,271,839                     163,497
    Alliance Growth Portfolio                      8,700,361                     377,919
    Growth-Income Portfolio                        7,509,012                     459,773
    Asset Allocation Portfolio                     5,955,290                     255,235
    SunAmerica Balanced Portfolio                  2,239,194                     201,643
    Balanced/Phoenix Investment
       Counsel Portfolio                           1,375,306                     246,886
    Utility Portfolio                                494,538                      47,740
    Worldwide High Income Portfolio                6,294,927                   1,816,728
    High-Yield Bond Portfolio                      7,344,941                   2,697,620
    Global Bond Portfolio                          1,357,845                     104,910
    Corporate Bond Portfolio                       1,088,111                     192,195
    International Growth & Income Portfolio          964,085                      62,185
    Emerging Markets Portfolio                       863,964                      11,372
    Real Estate Portfolio                            698,408                      93,080
    Cash Management Portfolio                      7,674,036                   5,627,645
                                             ===============              ==============

                          FS VARIABLE SEPARATE ACCOUNT
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



4.  FEDERAL INCOME TAXES

    The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                           PART C - OTHER INFORMATION

Item 24.     Financial Statements and Exhibits
----------------------------------------------

(a)    Financial Statements
---------------------------
      The following financial statements are included in Part A of the Registration Statement:

               Financial Statements of First SunAmerica Life Insurance Company for the fiscal year ended September 30, 1997

        The following financial statements are included in Part
               B of the Registration Statement:

               Financial Statements of FS Variable Separate Account for the fiscal year ended November 30, 1997



(b)    Exhibits
----------------

(1)     Resolutions Establishing Separate Account......Previously Filed
(2)     Custody Agreements ............................Not Applicable
(3)     (a) Distribution Contract......................Previously Filed
        (b) Selling Agreement..........................Previously Filed
(4)     Variable Annuity Contract......................Filed Herewith
(5)     Application for Contract.......................Filed Herewith
(6)     Depositor - Corporate Documents
        (a)    Certificate of Incorporation ...........Previously Filed
        (b)    By-Laws.................................Previously Filed
(7)     Reinsurance Contract ..........................Not Applicable
(8)     Fund Participation Agreement...................Previously Filed
(9)     Opinion of Counsel.............................Previously Filed
        Consent of Counsel.............................Previously Filed
(10)    Consent of Independent Accountants.............Filed Herewith
(11)    Financial Statements Omitted from Item 23......None
(12)    Initial Capitalization Agreement...............Not Applicable
(13)    Performance Computations ......................Not Applicable
(14)    Diagram and Listing of All Persons Directly
        or Indirectly Controlled By or Under Common
        Control with First SunAmerica Life Insurance
        Company, the Depositor of Registrant...........Previously Filed
(15)    Powers of Attorney.............................Previously Filed
(27)    Financial Data Schedules.......................Not Applicable


Item 25.  Directors and Officers of the Depositor
-------------------------------------------------

        The officers and directors of First SunAmerica Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

Name                                Position
----                                --------

Eli Broad                           Chairman, President and
                                    Chief Executive Officer
Jay S. Wintrob                      Director and Executive
                                    Vice President
David W. Ferguson(1)                Director
Thomas A. Harnett(2)                Director
Lester Pollack(3)                   Director
Richard D. Rohr(4)                  Director
Margery K. Neale (5)                Director
Peter McMillan                      Director
Jana W. Greer                       Director and Senior Vice President
James R. Belardi                    Director and Senior Vice President
James W. Rowan                      Director and Senior Vice President
Lorin M. Fife                       Director, Senior Vice President,
                                    General Counsel and Assistant Secretary


Susan L. Harris                     Director, Senior Vice President and
                                    Secretary
Scott L. Robinson                   Director, Senior Vice President and
                                    Treasurer
N. Scott Gillis                     Senior Vice President and Controller
Edwin R. Reoliquio                  Senior Vice President and Chief Actuary
Victor E. Akin                      Senior Vice President
Keith B. Jones                      Vice President
Michael Lindquist                   Vice President
Greg Outcalt                        Vice President
Scott H. Richland                   Senior Vice President


----------------
(1) One Chase Manhattan Plaza, New York, New York 10005
(2) 99 Park Avenue, New York, New York 10063
(3) One Rockefeller Plaza, Suite 1025, New York, New York 10020
(4) 100 Renaissance Center, 34th Floor, Detroit, Michigan 48243
(5) 919 Third Avenue, New York, New York 10022-9998



Item 26.  Persons Controlled By or Under Common Control With Depositor or
-------------------------------------------------------------------------
Registrant
----------

        The Registrant is a separate account of First SunAmerica Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 incorporated herein by reference.


        Item 27.   Number of Contract Owners
------------------------------------


        As of December 31, 1997, the number of Contracts funded by the FS Variable Separate Account of First SunAmerica Life Insurance Company was 3,693, of which 1,285 were Qualified Contracts and 2,408 were Nonqualified Contracts.


Item 28.  Indemnification
-------------------------

        None.

Item 29.   Principal Underwriter
--------------------------------

        SunAmerica Capital Services, Inc. serves as distributor to the Registrant.

        Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.

        Name                        Position with Distributor
        ----                        -------------------------
        J. Steven Neamtz             Director and President
        Robert M. Zakem              Director, Executive
                                     Vice President and Assistant Secretary
        Peter Harbeck                Director
        Gary W. Krat                 Director
        Enrique Lopez-Balboa         Vice President
        Steven Rothstein             Treasurer
        Susan L. Harris              Secretary
        Lorin M. Fife                Assistant Secretary


               Net
               Distribution     Compensation
Name of        Discounts and    on Redemption       Brokerage
Distributor    Commissions      Annuitization       Commission     Commissions*
------------   -------------    -------------       -----------    ------------
SunAmerica     None             None                None           None
 Capital
 Services, Inc.

---------------
* Distribution fee is paid by First SunAmerica Life Insurance Company.


Item 30.   Location of Accounts and Records
--------------------------------------------

        First SunAmerica Life Insurance Company, the Depositor for the Registrant, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

Item 31.  Management Services
-----------------------------

        Not Applicable.


Item 32.  Undertakings
----------------------

        Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

        Further, Registrant undertakes to deduct mortality and expense risk charges, distribution expense charges, withdrawal charges (contingent deferred sales charges), contract maintenance fees and transfer fees that are in the aggregate (1) reasonable in relation to the risks assumed by the Company; (2) reasonable in relation to the services rendered; and (3) reasonable in relation to the expenses expected to be incurred. Those determinations are based on the Company's analysis of publicly available information about similar industry practices, and by taking into consideration factors such as current charge levels and benefits provided, the existence of expense charge guarantees and guaranteed annuity rates.


Item 33.  Representation
------------------------

        The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
        Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES



        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 30th day of March, 1998.


                      FS VARIABLE SEPARATE ACCOUNT
                                  (Registrant)

                      By: FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                   (Depositor)

                      By: /S/ JAY S. WINTROB
                          ----------------------------------------------
                             Jay S. Wintrob
                             Executive Vice President


                      By: FIRST SUNAMERICA LIFE INSURANCE COMPANY
                      (Depositor, on behalf of itself and Registrant)

                      By: /S/ JAY S. WINTROB
                          ----------------------------------------------
                             Jay S. Wintrob
                             Executive Vice President


        As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


        SIGNATURE            TITLE                                    DATE
        ---------            -----                                    ----

ELI BROAD*              President, Chief Executive
---------------------   Officer, & Chairman of
Eli Broad               Board (Principal Executive Officer)


SCOTT L. ROBINSON*      Senior Vice President,
---------------------   Treasurer & Director
Scott L. Robinson       (Principal Financial Officer)


N. SCOTT GILLIS*        Senior Vice President &
---------------------   Controller (Principal Accounting
N. Scott Gillis         Officer)


JAMES R. BELARDI*       Director
---------------------
James R. Belardi


DAVID W. FERGUSON*      Director
---------------------
David W. Ferguson


MARGERY K. NEALE*       Director
---------------------
Margery K. Neale


LORIN M. FIFE*          Director
---------------------
Lorin M. Fife


JANA W. GREER*          Director
---------------------
Jana W. Greer




THOMAS A. HARNETT*      Director
---------------------
Thomas A. Harnett


JAY S. WINTROB*         Director
---------------------
Jay S. Wintrob


/S/ SUSAN L. HARRIS     Director                               March 30, 1998
---------------------
Susan L. Harris





PETER MCMILLAN*                     Director
---------------------
Peter McMillan


LESTER POLLACK*                     Director
---------------------
Lester Pollack


RICHARD D. ROHR*                    Director
---------------------
Richard D. Rohr


JAMES W. ROWAN*                     Director
----------------------
James W. Rowan




*By: /S/ SUSAN L. HARRIS            Attorney-in-Fact
    --------------------
     Susan L. Harris

Date: March 30, 1998

                                  EXHIBIT INDEX



Exhibit           Description
-------           -----------
(4)               Variable Annuity Contract
(5)               Application for Contract
(10)              Consent of Independent Accountants